          As filed with the Securities and Exchange Commission on April 24, 2003
                         File Nos. 33-31894 and 811-5954


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------
                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 51                                              [X]


                                       and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 53                                                             [X]


                                 --------------

                       THE CHARLES SCHWAB FAMILY OF FUNDS
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000

                                 Randall W. Merk
                       The Charles Schwab Family of Funds
             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
                     (Name and Address of Agent for Service)

                          Copies of communications to:
Richard W. Grant, Esq.       John M. Loder, Esq.       Koji E. Felton, Esq.
Morgan Lewis & Bockius LLP   Ropes & Gray              Charles Schwab Investment
1701 Market Street           One International Place   Management, Inc.
Philadelphia, PA 19103       Boston, MA 02110-2624     101 Montgomery Street
                                                       120KNY-14-109
                                                       San Francisco, CA 94104

It is proposed that this filing will become effective (check appropriate box):

         /_/      Immediately upon filing pursuant to paragraph (b)


         /X/      On April 30, 2003 pursuant to paragraph (b)


         /_/      60 days after filing pursuant to paragraph (a)(1)

         /_/      On (date), pursuant to paragraph (a)(1)

         /_/      75 days after filing pursuant to paragraph (a)(2)

         /_/ On (date) pursuant to paragraph (a)(2) of Rule 485 if appropriate, check the following box:

         /_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SCHWAB MONEY FUNDS
SWEEP INVESTMENTS(R)


      PROSPECTUS
      April 30, 2003


      Schwab Money Market Fund

      Schwab Government
      Money Fund

      Schwab U.S. Treasury
      Money Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                           [CHARLES SCHWAB LOGO]

SCHWAB MONEY FUNDS
SWEEP INVESTMENTS(R)

      ABOUT THE FUNDS


       Schwab Money Market Fund.........................      2



       Schwab Government Money Fund.....................      6



       Schwab U.S. Treasury Money Fund..................     10



       Fund management..................................     14


       INVESTING IN THE FUNDS


       Buying/selling shares............................     16



       Selling/exchanging shares........................     17



       Transaction policies.............................     18



       Dividends and taxes..............................     19

         ABOUT THE FUNDS

         The Schwab Money Funds seek to provide high current yields while offering the liquidity, stability and convenience traditionally associated with money market mutual funds.

         All of the funds invest exclusively in money market investments. The Schwab Money Market Fund has greater investment risk but higher yield potential than the Schwab Government Money Fund, which in turn has greater investment risk but potentially higher yields than the Schwab U.S. Treasury Money Fund. This last fund offers the highest degree of safety but the lowest potential yield of the Schwab Money Funds.


         The funds are designed for use as Sweep Investments TM, in conjunction with certain Schwab accounts. Customers who qualify can designate one of these funds as their account's sweep fund.

SCHWAB MONEY MARKET FUND
TICKER SYMBOL: SWMXX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN HIGH-QUALITY SHORT-TERM MONEY MARKET INVESTMENTS issued by U.S. and foreign issuers, such as:

- commercial paper, including asset-backed commercial paper and promissory notes

- certificates of deposit and time deposits

- variable- and floating-rate debt securities

- bank notes and bankers' acceptances

- repurchase agreements

All of these investments must be denominated in U.S. dollars, including those that are issued by foreign issuers.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.

      This fund may be appropriate for investors interested in high money market returns.


MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely (even among foreign investments, which carry additional risks), any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and table showing how the fund's performance has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


93                            2.67%
94                            3.68%
95                            5.41%
96                            4.91%
97                            5.04%
98                            4.99%
99                            4.64%
00                            5.84%
01                            3.73%
02                            1.23%

BEST QUARTER: 1.51% Q4 2000
WORST QUARTER: 0.25% Q4 2002




AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                      1 year      5 years     10 Years
------------------------------------------------------
FUND                   1.23         4.08        4.21


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES
----------------------------------------------------------
                                                      None

ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------------
Management fees                                       0.31
Distribution (12b-1) fees                             None
Other expenses                                        0.47
                                                     -----
Total annual operating expenses                       0.78

Expense reduction                                    (0.03)
                                                     -----
NET OPERATING EXPENSES*                               0.75
                                                     -----



* Guaranteed by Schwab and the investment adviser through 4/30/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year        3 years      5 years      10 years
------------------------------------------------
$77            $246         $430         $963


Visit www.schwab.com/schwabfunds or call toll-free 1-800-435-4000 for a current seven-day yield.


Schwab Money Market Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                 1/1/02-      1/1/01-   1/1/00-    1/1/99-   1/1/98-
                                                12/31/02     12/31/01  12/31/00   12/31/99  12/31/98
----------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period              1.00         1.00      1.00       1.00      1.00
                                                ----------------------------------------------------
Income from investment operations:
   Net investment income                            0.01         0.04      0.06       0.05      0.05
                                                ----------------------------------------------------
Less distributions:
   Dividends from net investment income            (0.01)       (0.04)    (0.06)     (0.05)    (0.05)
                                                ----------------------------------------------------
Net asset value at end of period                    1.00         1.00      1.00       1.00      1.00
                                                ----------------------------------------------------
Total return (%)                                    1.23         3.73      5.84       4.64      4.99

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                0.75         0.75      0.75 1     0.75      0.75
Expense reductions reflected in above ratio         0.03         0.04      0.05       0.09      0.11
Ratio of net investment income to
  average net assets                                1.22         3.63      5.70       4.56      4.87
Net assets, end of period ($ x 1,000,000)         51,063       49,116    41,823     36,099    27,439



1 Would have been 0.76% if certain non-routine expenses (proxy fees) had been included.

SCHWAB GOVERNMENT MONEY FUND
TICKER SYMBOL: SWGXX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN U.S. GOVERNMENT SECURITIES, such as:

- U.S. Treasury bills, notes and bonds

- other obligations that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including Fannie Mae, Freddie Mac and Sallie Mae

- repurchase agreements

Under normal circumstances the fund will invest at least 80% of its assets in U.S. government securities including repurchase agreements; typically, the actual percentage is considerably higher.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.

      This fund may be appropriate for investors looking for high money market returns provided by a portfolio of U.S. government securities.


MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the U.S. government. Also, any government guarantees on securities the fund owns do not extend to shares of the fund itself. Although the risk of default with U.S. government securities is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and table showing how the fund's performance has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


93                            2.67%
94                            3.62%
95                            5.34%
96                            4.83%
97                            4.95%
98                            4.88%
99                            4.50%
00                            5.69%
01                            3.63%
02                            1.20%

BEST QUARTER: 1.48% Q4 2000
WORST QUARTER: 0.24% Q4 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                      1 year     5 years     10 Years
-----------------------------------------------------
FUND                   1.20        3.97        4.12


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES
------------------------------------------------------------
                                                        None

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------
Management fees                                         0.36
Distribution (12b-1) fees                               None
Other expenses                                          0.47
                                                       -----
Total annual operating expenses                         0.83

Expense reduction                                      (0.08)
                                                       -----
NET OPERATING EXPENSES*                                 0.75
                                                       -----



* Guaranteed by Schwab and the investment adviser through 4/30/04(excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year          3 years        5 years       10 years
-----------------------------------------------------
$77               $257           $453         $1,018


Visit www.schwab.com/schwabfunds or call toll-free 1-800-435-4000 for a current seven-day yield.


Schwab Government Money Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                 1/1/02-     1/1/01-    1/1/00-   1/1/99-    1/1/98-
                                                12/31/02    12/31/01   12/31/00  12/31/99   12/31/98
----------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period              1.00        1.00       1.00      1.00       1.00
                                                ----------------------------------------------------
Income from investment operations:
   Net investment income                            0.01        0.04       0.06      0.04       0.05
                                                ----------------------------------------------------
Less distributions:
   Dividends from net investment income            (0.01)      (0.04)     (0.06)    (0.04)     (0.05)
                                                ----------------------------------------------------
Net asset value at end of period                    1.00        1.00       1.00      1.00       1.00
                                                ----------------------------------------------------
Total return (%)                                    1.20        3.63       5.69      4.50       4.88

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                0.75        0.75       0.75 1    0.75       0.75
Expense reductions reflected in above ratio         0.08        0.09       0.09      0.10       0.17
Ratio of net investment income to
  average net assets                                1.19        3.52       5.54      4.42       4.76
Net assets, end of period ($ x 1,000,000)          3,092       3,054      2,509     2,545      2,207



1 Would have been 0.76% if certain non-routine expenses (proxy fees) had been included.

SCHWAB U.S. TREASURY MONEY FUND
TICKER SYMBOL: SWUXX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY


TO PURSUE ITS GOAL, THE FUND TYPICALLY INVESTS EXCLUSIVELY IN SECURITIES BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT. Under normal circumstances, the fund will invest at least 80% of its assets in U.S. Treasury securities; including bills, notes, and bonds. The full faith and credit backing is the strongest backing offered by the U.S. government, and traditionally is considered by investors to be the highest degree of safety as far as the payment of principal and interest.



In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. By limiting its portfolio to full faith and credit U.S. government investments, the fund seeks to provide maximum safety as to its assets. The fund is distinct from certain other types of government money funds in that, for tax and credit quality reasons, it does not invest in repurchase agreements. The manager may adjust the fund's average maturity based on current and anticipated changes in interest rates. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.



Because the income from U.S. Treasury securities is exempt from state and local income taxes, the fund generally expects that the dividends it pays will be exempt from those taxes as well. (Dividends still will be subject to federal income tax.) However, during unusual market conditions, the fund may make investments that are not exempt from state and local income taxes as a temporary defensive measure. When the fund engages in such activities, it may not achieve it's investment goal.

      With its portfolio of securities backed by the full faith and credit of the U.S. government, this fund is designed to provide investors with the highest degree of safety of all the Schwab Money Funds, as well as current money market returns.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Government guarantees on securities the fund owns do not extend to the shares of the fund itself. Although the risk of default with U.S. Treasury securities is considered extremely unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and table showing how the fund's performance has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


93                            2.54%
94                            3.52%
95                            5.25%
96                            4.77%
97                            4.85%
98                            4.69%
99                            4.25%
00                            5.40%
01                            3.61%
02                            1.15%

BEST QUARTER: 1.42% Q4 2000
WORST QUARTER: 0.24% Q4 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                      1 year      5 years      10 Years
-------------------------------------------------------
FUND                   1.15         3.81         4.00


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES
------------------------------------------------------------
                                                        None

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------
Management fees                                         0.36
Distribution (12b-1) fees                               None
Other expenses                                          0.46
                                                       -----
Total annual operating expenses                         0.82

Expense reduction                                      (0.17)
                                                       -----
NET OPERATING EXPENSES*                                 0.65
                                                       -----



* Guaranteed by Schwab and the investment adviser through 4/30/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year        3 years        5 years       10 years
---------------------------------------------------
$66             $245           $438          $998


Visit www.schwab.com/schwabfunds or call toll-free 1-800-435-4000 for a current seven-day yield.


Schwab U.S. Treasury Money Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                 1/1/02-      1/1/01-   1/1/00-    1/1/99-   1/1/98-
                                                12/31/02     12/31/01  12/31/00   12/31/99  12/31/98
----------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period              1.00         1.00      1.00       1.00      1.00
                                                ----------------------------------------------------
Income from investment operations:
   Net investment income                            0.01         0.04      0.05       0.04      0.05
                                                ----------------------------------------------------
Less distributions:
   Dividends from net investment income            (0.01)       (0.04)    (0.05)     (0.04)    (0.05)
                                                ----------------------------------------------------
Net asset value at end of period                    1.00         1.00      1.00       1.00      1.00
                                                ----------------------------------------------------
Total return (%)                                    1.15         3.61      5.40       4.25      4.69

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                0.65         0.65      0.65 1     0.65      0.65
Expense reductions reflected in above ratio         0.17         0.19      0.19       0.21      0.26
Ratio of net investment income to
  average net assets                                1.15         3.44      5.27       4.18      4.58
Net assets, end of period ($ x 1,000,000)          4,323        4,042     2,750      2,592     2,131



1 Would have been 0.66% if certain non-routine expenses (proxy fees) had been included.

                           FUND MANAGEMENT


The funds' investment adviser, Charles Schwab Investment Management, Inc., has nearly $143 billion under management.



      The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than six million shareholder accounts.(All figures on this page are as of 12/31/02).



      As the investment adviser, the firm oversees the asset management and administration of the Schwab Money Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 12/31/02, these fees were 0.28% for the Schwab Money Market Fund,0.28% for the Schwab Government Money Fund and 0.19% for the Schwab U.S. Treasury Money Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

         INVESTING IN THE FUNDS

         As a SchwabFunds(R) investor, you have a number of ways to do business with us.


         On the following pages, you will find information on buying, selling and exchanging shares. Helpful information on taxes is included as well.

         BUYING/SELLING SHARES



         The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. These funds are designed for use in conjunction with certain Schwab accounts, subject to the eligibility terms and conditions of your account agreement, as amended from time to time.



         When you designate one of these funds as the sweep fund on your Schwab account, your uninvested cash balances will be invested in the fund according to the terms and conditions of your sweep account agreement. Similarly, when you use your account to purchase other investments or make payments, shares of your sweep fund will be sold to cover these transactions according to the terms and conditions of your account agreement.



         For more information on Schwab accounts, call 1-800-435-4000 or visit www.schwab.com.



Investing in the funds

SELLING/EXCHANGING SHARES

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.

- Exchange orders are limited to other Schwab Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


You are automatically entitled to initiate transactions by telephone. The funds and Schwab employ procedures to confirm the authenticity of telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following telephone instructions that they reasonably believe to be genuine.

--------------------------------------------------------------------------------

WHEN PLACING ORDERS


Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations and orders that appear to be associated with short-term trading activities.


- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT BOTH THE NEW YORK STOCK EXCHANGE
(NYSE) AND THE FEDERAL RESERVE BANK OF NEW YORK (THE FED) ARE OPEN. The funds reserve the right to open for business on days the NYSE is closed but the Fed is open. The funds calculate their share prices twice each business day, first at 10 a.m. Eastern time and again after the close of the funds (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. The funds seek to maintain a stable NAV of $1.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted prior to the morning NAV calculation generally receive that day's dividend. Orders to buy that are accepted after the morning NAV but prior to the closing NAV generally will receive the next day's dividend. Shares sold or exchanged at the morning NAV generally don't receive that day's dividend, but those sold or exchanged at the closing NAV generally do.

The funds value their investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Most money market funds use this method to calculate NAV.


THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.



Investing in the funds

DIVIDENDS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service web site at www.irs.gov.


AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income. Each fund declares a dividend every business day, based on its determination of its net investment income. Sweep money funds may pay their dividends in cash or fund shares to shareholders' Schwab accounts on the 15th of each month (or next business day if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $.01, you may not receive a dividend payment. The funds do not expect to pay any capital gain distributions.



UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DIVIDENDS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income is distributed as dividends and is taxable as ordinary income. Dividends paid by the U.S. Treasury Money Fund are subject to federal income tax but typically are exempt from any state and local personal income taxes. Income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DIVIDENDS A FUND DECLARED DURING THE PREVIOUS CALENDAR YEAR. Schwab customers also receive information on dividends and transactions in their monthly account statements.

NOTES

NOTES

Schwab Money Funds
Sweep Investments(R)


      PROSPECTUS
      April 30, 2003


                                                           [CHARLES SCHWAB LOGO]

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER

Schwab Money Funds--
Sweep Investments(R)                  811-5954

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section)

www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS

P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000

www.schwab.com/schwabfunds


REG13850FLD-04

Schwab Municipal Money Funds

Sweep Investments TM


     PROSPECTUS
     April 30, 2003



     Schwab Municipal
     Money Fund -- Sweep Shares



     Schwab California Municipal
     Money Fund -- Sweep Shares



     Schwab New York Municipal
     Money Fund -- Sweep Shares


     Schwab New Jersey Municipal
     Money Fund

     Schwab Pennsylvania Municipal
     Money Fund

     Schwab Florida Municipal
     Money Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                           [CHARLES SCHWAB LOGO]

SCHWAB MUNICIPAL MONEY FUNDS

SWEEP INVESTMENTS TM


     ABOUT THE FUNDS


      Schwab Municipal Money Fund ...................................    2



      Schwab California Municipal Money Fund ........................    6



      Schwab New York Municipal Money Fund ..........................   10



      Schwab New Jersey Municipal Money Fund ........................   14



      Schwab Pennsylvania Municipal Money Fund ......................   18



      Schwab Florida Municipal Money Fund ...........................   22



      Fund management ...............................................   26


     INVESTING IN THE FUNDS


      Buying/selling shares .........................................   28



      Selling/exchanging shares .....................................   29



      Transaction policies ..........................................   30



      Dividends and taxes ...........................................   31

     ABOUT THE FUNDS

         The Schwab Municipal Money Funds seek to provide high current yields while offering the liquidity, stability and convenience traditionally associated with money market mutual funds.


         Because these funds invest in municipal money market investments, their dividends generally are exempt from federal income tax.* Dividends from the state-specific funds generally are exempt from state income tax as well.



         The sweep shares of the funds are designed for use as Sweep Investments TM, in conjunction with certain Schwab accounts. Customers who qualify can designate one of these funds as their account's sweep fund.



* Some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

SCHWAB MUNICIPAL MONEY FUND
TICKER SYMBOL Sweep Shares: SWXXX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME THAT IS CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY, AND IS EXEMPT FROM FEDERAL INCOME TAX.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN MUNICIPAL MONEY MARKET SECURITIES FROM STATES AND MUNICIPAL AGENCIES AROUND THE COUNTRY AND FROM U.S. TERRITORIES AND POSSESSIONS. These securities may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as a toll highway or a public water system. These securities also may include municipal notes as well as municipal leases, which municipalities may use to finance construction or to acquire equipment.

Many of the fund's securities will be subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.


Under normal circumstances the fund will invest at least 80% of its assets in municipal money market securities the interest from which is exempt from federal income tax. However, during unusual market conditions, the fund may invest in taxable money market securities as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

      This fund is designed for individuals in higher tax brackets who are seeking tax-exempt income.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Some of the fund's investments, in particular those that have been structured as municipal money market securities, may have greater risks than securities in non-municipal money funds. Although the risk of default generally is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

STATE AND REGIONAL FACTORS COULD AFFECT THE FUND'S PERFORMANCE. To the extent that the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-free status, also could affect performance.


SOME OF THE FUND'S INCOME COULD BE TAXABLE. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).


THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and table showing how the fund's performance has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


93              1.93%
94              2.32%
95              3.30%
96              2.92%
97              3.11%
98              2.92%
99              2.70%
00              3.53%
01              2.23%
02              0.91%

BEST QUARTER:  0.94% Q4 2000
WORST QUARTER: 0.22% Q4 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                      1 year         5 years       10 years
-----------------------------------------------------------
FUND                   0.91            2.45          2.58


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES
------------------------------------------------------
                                                 None
ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------
Management fees                                   0.35
Distribution (12b-1) fees                         None
Other expenses                                    0.47
                                                 -----
Total annual operating expenses                   0.82

Expense reduction                                (0.16)
                                                 -----
NET OPERATING EXPENSES*                           0.66
                                                 -----



* Guaranteed by Schwab and the investment adviser through 4/30/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year          3 years        5 years       10 years
-----------------------------------------------------
 $67             $246           $440          $999


Visit www.schwab.com/schwabfunds or call toll-free 1-800-435-4000 for a current seven-day yield.


Schwab Municipal Money Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                      1/1/02-      1/1/01-         1/1/00-      1/1/99-       1/1/98-
SWEEP SHARES                                         12/31/02     12/31/01        12/31/00     12/31/99      12/31/98
---------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 1.00          1.00           1.00          1.00          1.00
                                                     ----------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.01          0.02           0.03          0.03          0.03
                                                     ----------------------------------------------------------------
Less distributions:
  Dividends from net investment income                (0.01)        (0.02)         (0.03)        (0.03)        (0.03)
                                                     ----------------------------------------------------------------
Net asset value at end of period                       1.00          1.00           1.00          1.00          1.00
                                                     ----------------------------------------------------------------
Total return (%)                                       0.91          2.23           3.53          2.70          2.92
RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                   0.66          0.66           0.66 1         0.66          0.66
Expense reductions reflected in above ratio            0.16          0.17           0.17          0.19          0.22
Ratio of net investment income to
  average net assets                                   0.90          2.21           3.47          2.67          2.87
Net assets, end of period ($ x 1,000,000)             7,435         7,265          6,780         6,090         5,247



1 Would have been 0.67% if certain non-routine expenses (proxy fees) had been included.

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND
TICKER SYMBOL Sweep Shares: SWCXX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME THAT IS CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY, AND IS EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN MONEY MARKET SECURITIES FROM CALIFORNIA ISSUERS and from municipal agencies, U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as a toll highway or a public water system. These securities also may include municipal notes as well as municipal leases, which municipalities may use to finance construction or to acquire equipment.

Many of the fund's securities will be subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.


Under normal circumstances the fund will invest at least 80% of its assets in municipal money market securities the interest from which is exempt from federal and California personal income tax. However, during unusual market conditions, the fund may invest in taxable money market securities as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

      For California taxpayers, especially those in higher tax brackets who are seeking double tax-exempt income, this fund may be an appropriate investment.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Some of the fund's investments, in particular those that have been structured as municipal money market securities, may have greater risks than securities in non-municipal money funds. Although the risk of default generally is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THIS FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE STATE OF CALIFORNIA AND ITS MUNICIPALITIES. The fund's share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-free status, also could affect performance.


SOME OF THE FUND'S INCOME COULD BE TAXABLE. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).


THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and table showing how the fund's performance has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS  (%) as of 12/31

[BAR CHART]


93              1.91%
94              2.26%
95              3.20%
96              2.80%
97              2.95%
98              2.64%
99              2.42%
00              3.02%
01              1.99%
02              0.83%

BEST QUARTER:  0.84% Q2 1995
WORST QUARTER: 0.19% Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                      1 year     5 years     10 years
-----------------------------------------------------
FUND                   0.83       2.18        2.40


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE  (%)


SHAREHOLDER FEES
-------------------------------------------------------
                                           None

ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------
Management fees                            0.36
Distribution (12b-1) fees                  None
Other expenses                             0.46
                                           ----
Total annual operating expenses            0.82

Expense reduction                         (0.17)
                                           ----
NET OPERATING EXPENSES*                    0.65
                                           ----



* Guaranteed by Schwab and the investment adviser through 4/30/04(excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year          3 years        5 years       10 years
-------------------------------------------------------
 $66             $244           $436          $992


Visit www.schwab.com/schwabfunds or call toll-free 1-800-435-4000 for a current seven-day yield.


Schwab California Municipal Money Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                     1/1/02-    1/1/01-     1/1/00-     1/1/99-     1/1/98-
SWEEP SHARES                                        12/31/02   12/31/01    12/31/00    12/31/99    12/31/98
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               1.00        1.00         1.00        1.00        1.00
                                                    ---------------------------------------------------------
Income from investment operations:
  Net investment income                              0.01        0.02         0.03        0.02        0.03
                                                    ---------------------------------------------------------
Less distributions:
  Dividends from net investment income              (0.01)      (0.02)       (0.03)      (0.02)      (0.03)
                                                    ---------------------------------------------------------
Net asset value at end of period                     1.00        1.00         1.00        1.00        1.00
                                                    ---------------------------------------------------------
Total return (%)                                     0.83        1.99         3.02        2.42        2.64

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                 0.65        0.65          0.65 1     0.65        0.65
Expense reductions reflected in above ratio          0.17        0.17          0.18       0.20        0.24
Ratio of net investment income to
  average net assets                                 0.83        1.98          2.98       2.41        2.60
Net assets, end of period ($ x 1,000,000)           4,056       3,897         3,923      3,457       2,611



1 Would have been 0.66% if certain non-routine expenses (proxy fees) had been included.

SCHWAB NEW YORK MUNICIPAL MONEY FUND
TICKER SYMBOL Sweep Shares: SWNXX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME THAT IS CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY, AND IS EXEMPT FROM FEDERAL AND NEW YORK STATE AND LOCAL PERSONAL INCOME TAX.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN MONEY MARKET SECURITIES FROM NEW YORK ISSUERS AND FROM MUNICIPAL AGENCIES, U.S. TERRITORIES AND POSSESSIONS. These securities may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as a toll highway or a public water system. These securities also may include municipal notes as well as municipal leases, which municipalities may use to finance construction or to acquire equipment.

Many of the fund's securities will be subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.


Under normal circumstances the fund will invest at least 80% of its assets in municipal money market securities the interest from which is exempt from federal and New York state personal income tax. However, during unusual market conditions, the fund may invest in taxable money market securities as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

      For New York taxpayers, especially those in higher tax brackets who are seeking triple tax-exempt income, this fund may be an appropriate investment.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Some of the fund's investments, in particular those that have been structured as municipal money market securities, may have greater risks than securities in non-municipal money funds. Although the risk of default generally is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THIS FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE STATE OF NEW YORK AND ITS MUNICIPALITIES. The fund's share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-free status, also could affect performance.


SOME OF THE FUND'S INCOME COULD BE TAXABLE. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).


THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and table showing how the fund's performance has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS  (%) as of 12/31

[BAR CHART]


96              2.74%
97              2.96%
98              2.78%
99              2.59%
00              3.39%
01              2.06%
02              0.80%

BEST QUARTER:  0.90% Q4 2000
WORST QUARTER: 0.19% Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                    Since
                            1 year      5 years   inception 1
--------------------------------------------------------------------------------
FUND                         0.80         2.32      2.56


1 Inception: 2/27/95.

FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------
                                                    None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------
Management fees                                     0.37
Distribution (12b-1) fees                           None
Other expenses                                      0.48
                                                    ----
Total annual operating expenses                     0.85

Expense reduction                                  (0.16)
                                                    ----
NET OPERATING EXPENSES*                             0.69
                                                    ----



* Guaranteed by Schwab and the investment adviser through 4/30/04(excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year         3 years          5 years        10 years
---------------------------------------------------------
 $70             $255             $456          $1,035


Visit www.schwab.com/schwabfunds or call toll-free 1-800-435-4000 for a current seven-day yield.


Schwab New York Municipal Money Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                 1/1/02-    1/1/01-   1/1/00-    1/1/99-   1/1/98-
SWEEP SHARES                                    12/31/02   12/31/01  12/31/00   12/31/99  12/31/98
--------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------
Net asset value at beginning of period             1.00      1.00       1.00      1.00      1.00
                                                --------------------------------------------------
Income from investment operations:
  Net investment income                            0.01      0.02       0.03      0.03      0.03
                                                --------------------------------------------------
Less distributions:

  Dividends from net investment income            (0.01)    (0.02)     (0.03)    (0.03)    (0.03)
                                                --------------------------------------------------
Net asset value at end of period                   1.00      1.00       1.00      1.00      1.00
                                                --------------------------------------------------
Total return (%)                                   0.80      2.06       3.39      2.59      2.78

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                               0.69      0.69       0.69 1    0.69      0.69
Expense reductions reflected in above ratio        0.16      0.17       0.18      0.22      0.28
Ratio of net investment income to
  average net assets                               0.80      2.04       3.35      2.57      2.73
Net assets, end of period ($ x 1,000,000)           944       889        798       604       468



1 Would have been 0.70% if certain non-routine expenses (proxy fees) had been included.

SCHWAB NEW JERSEY MUNICIPAL MONEY FUND
TICKER SYMBOL Sweep Shares: SWJXX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME THAT IS CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY, AND IS EXEMPT FROM FEDERAL AND NEW JERSEY PERSONAL INCOME TAX.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN MONEY MARKET SECURITIES FROM NEW JERSEY ISSUERS AND FROM MUNICIPAL AGENCIES, U.S. TERRITORIES AND POSSESSIONS. These securities may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as a toll highway or a public water system. These securities also may include municipal notes as well as municipal leases, which municipalities may use to finance construction or to acquire equipment.

Many of the fund's securities will be subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.


Under normal circumstances the fund will invest at least 80% of its assets in municipal money market securities the interest from which is exempt from federal and New Jersey personal income tax. However, during unusual market conditions, the fund may invest in taxable money market securities as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

      For New Jersey taxpayers, especially those in higher tax brackets who are seeking double tax-exempt income, this fund may be an appropriate investment.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Some of the fund's investments, in particular those that have been structured as municipal money market securities, may have greater risks than securities in non-municipal money funds. Although the risk of default generally is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THIS FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE STATE OF NEW JERSEY AND ITS MUNICIPALITIES. The fund's share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-free status, also could affect performance.


SOME OF THE FUND'S INCOME COULD BE TAXABLE. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).


THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and a table showing how the fund's performance has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS  (%) as of 12/31

[BAR CHART]


99              2.58%
00              3.38%
01              2.13%
02              0.84%

BEST QUARTER:  0.89% Q4 2000
WORST QUARTER: 0.19% Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                    Since
                       1 year     inception 1
--------------------------------------------
FUND                    0.84         2.34


1 Inception: 2/2/98.

FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------

                                            None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------
Management fees                              0.38
Distribution (12b-1) fees                    None
Other expenses                               0.50
                                             ----
Total annual operating expenses              0.88

Expense reduction                           (0.23)
                                             ----
NET OPERATING EXPENSES*                      0.65
                                             ----



* Guaranteed by Schwab and the investment adviser through 4/30/04(excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year         3 years       5 years       10 years
---------------------------------------------------
  $66           $258          $465          $1,063


Visit www.schwab.com/schwabfunds or call toll-free 1-800-435-4000 for a current seven-day yield.


Schwab New Jersey Municipal Money Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the period of the fund's operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                1/1/02-     1/1/01-    1/1/00-    1/1/99-   2/2/98 4-
                                                12/31/02    12/31/01   12/31/00   12/31/99  12/31/98
-----------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period           1.00         1.00       1.00       1.00      1.00
                                                -----------------------------------------------------
Income from investment operations:
  Net investment income                          0.01         0.02       0.03       0.03      0.03
                                                -----------------------------------------------------
Less distributions:
  Dividends from net investment income          (0.01)       (0.02)     (0.03)     (0.03)    (0.03)
                                                -----------------------------------------------------
Net asset value at end of period                 1.00         1.00       1.00       1.00      1.00
                                                -----------------------------------------------------
Total return (%)                                 0.84         2.13       3.38       2.58      2.60 2

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                             0.65 5       0.65       0.65 3     0.65      0.65 1
Expense reductions reflected in above ratio      0.23         0.25       0.27       0.29      0.48 1
Ratio of net investment income to
  average net assets                             0.83         2.08       3.35       2.60      2.75 1
Net assets, end of period ($ x 1,000,000)         425          382        321        206        98



1 Annualized.



2 Not annualized.



3 Would have been 0.66% if certain non-routine expenses (proxy fees) had been included.



4 Commencement of operations.



5 Would have been 0.66% if certain non-routine expenses (taxes) had been included.

SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND
TICKER SYMBOL Sweep Shares: SWEXX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME THAT IS CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY, AND IS EXEMPT FROM FEDERAL AND PENNSYLVANIA PERSONAL INCOME TAX.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN MONEY MARKET SECURITIES FROM PENNSYLVANIA ISSUERS AND FROM MUNICIPAL AGENCIES, U.S. TERRITORIES AND POSSESSIONS. These securities may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as a toll highway or a public water system. These securities also may include municipal notes as well as municipal leases, which municipalities may use to finance construction or to acquire equipment.

Many of the fund's securities will be subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.


Under normal circumstances the fund will invest at least 80% of its assets in municipal money market securities the interest from which is exempt from federal and Pennsylvania personal income tax. However, during unusual market conditions, the fund may invest in taxable money market securities as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

      For Pennsylvania taxpayers, especially those in higher tax brackets who are seeking double tax-exempt income, this fund may be an appropriate investment.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Some of the fund's investments, in particular those that have been structured as municipal money market securities, may have greater risks than securities in non-municipal money funds. Although the risk of default generally is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THIS FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE COMMONWEALTH OF PENNSYLVANIA AND ITS MUNICIPALITIES. The fund's share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-free status, also could affect performance.


SOME OF THE FUND'S INCOME COULD BE TAXABLE. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).


THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and a table showing how the fund's performance has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS  (%) as of 12/31

[BAR CHART]


99              2.71%
00              3.57%
01              2.20%
02              0.87%

BEST QUARTER:  0.94% Q4 2000
WORST QUARTER: 0.19% Q1 2002



AVERAGE ANNUAL TOTAL RETURNS  (%) as of 12/31/02



                                                 Since
                               1 year          inception 1
----------------------------------------------------------
FUND                            0.87              2.45


1 Inception: 2/2/98.

FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------

                                           None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------
Management fees                            0.38
Distribution (12b-1) fees                  None
Other expenses                             0.51
                                          -----
Total annual operating expenses            0.89

Expense reduction                         (0.24)
                                          -----
NET OPERATING EXPENSES*                    0.65
                                          -----



* Guaranteed by Schwab and the investment adviser through 4/30/04(excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year        3 years        5 years       10 years
---------------------------------------------------
 $66           $260           $470          $1,074


Visit www.schwab.com/schwabfunds or call toll-free 1-800-435-4000 for a current seven-day yield.


Schwab Pennsylvania Municipal Money Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the period of the fund's operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                               1/1/02-     1/1/01-    1/1/00-    1/1/99-   2/2/98 4-
                                              12/31/02    12/31/01   12/31/00   12/31/99  12/31/98
----------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------
Net asset value at beginning of period          1.00        1.00       1.00       1.00      1.00
                                              ----------------------------------------------------
Income from investment operations:
  Net investment income                         0.01        0.02       0.04       0.03      0.03
                                              ----------------------------------------------------
Less distributions:
  Dividends from net investment income         (0.01)      (0.02)     (0.04)     (0.03)    (0.03)
                                              ----------------------------------------------------
Net asset value at end of period                1.00        1.00       1.00       1.00      1.00
                                              ----------------------------------------------------
Total return (%)                                0.87        2.20       3.57       2.71      2.72 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                            0.65        0.65       0.65 3     0.65      0.65 1
Expense reductions reflected in above ratio     0.24        0.27       0.27       0.29      0.51 1
Ratio of net investment income to
  average net assets                            0.87        2.14       3.52       2.68      2.85 1
Net assets, end of period ($ x 1,000,000)        301         292        225        164       122



1 Annualized.



2 Not annualized.



3 Would have been 0.66% if certain non-routine expenses (proxy fees) had been included.



4 Commencement of operations.

SCHWAB FLORIDA MUNICIPAL MONEY FUND
TICKER SYMBOL Sweep Shares: SWFXX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX THAT IS CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY, AND ALSO SEEKS TO HAVE ITS SHARES EXEMPT FROM THE FLORIDA INTANGIBLE TAX.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN MONEY MARKET SECURITIES FROM FLORIDA ISSUERS AND FROM MUNICIPAL AGENCIES, U.S. TERRITORIES AND POSSESSIONS. These securities may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as a toll highway or a public water system. These securities also may include municipal notes as well as municipal leases, which municipalities may use to finance construction or to acquire equipment.

Many of the fund's securities will be subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.


Under normal circumstances the fund will invest at least 80% of its assets in municipal money market securities that pay income that is exempt from federal income tax and so that its shares are exempt from the Florida intangible tax. However, during unusual market conditions, the fund may invest in taxable money market securities as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

      For Florida taxpayers, especially those in higher tax brackets who are seeking tax-exempt income, this fund may be an appropriate investment.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Some of the fund's investments, in particular those that have been structured as municipal money market securities, may have greater risks than securities in non-municipal money funds. Although the risk of default generally is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THIS FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE STATE OF FLORIDA AND ITS MUNICIPALITIES. The fund's share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-free status, also could affect performance.


SOME OF THE FUND'S INCOME COULD BE TAXABLE. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income or cause an investment in the fund to be subject to the Florida intangible tax. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).


THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and a table showing how the fund's performance has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS  (%) as of 12/31

[BAR CHART]


99              2.78%
00              3.62%
01              2.32%
02              0.96%

BEST QUARTER:  0.95% Q4 2000
WORST QUARTER: 0.23% Q4 2002



AVERAGE ANNUAL TOTAL RETURNS  (%) as of 12/31/02



                                                  Since
                                1 year          inception 1
-----------------------------------------------------------
FUND                             0.96             2.51


1 Inception: 3/18/98.

FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------
                                            None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------
Management fees                            0.38
Distribution (12b-1) fees                  None
Other expenses                             0.49
                                          -----
Total annual operating expenses            0.87

Expense reduction                         (0.21)
                                          -----
NET OPERATING EXPENSES*                    0.66
                                          -----



* Guaranteed by Schwab and the investment adviser through 4/30/04(excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year          3 years        5 years       10 years
-----------------------------------------------------
 $67              $257           $462         $1,053


Visit www.schwab.com/schwabfunds or call toll-free 1-800-435-4000 for a current seven-day yield.


Schwab Florida Municipal Money Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the period of the fund's operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                              1/1/02-     1/1/01-    1/1/00-    1/1/99-   3/18/98 4-
                                              12/31/02    12/31/01   12/31/00   12/31/99  12/31/98
----------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period          1.00        1.00       1.00       1.00      1.00
                                              ------------------------------------------------------
Income from investment operations:
  Net investment income                         0.01        0.02       0.04       0.03      0.02
                                              ------------------------------------------------------
Less distributions:
  Dividends from net investment income         (0.01)      (0.02)     (0.04)     (0.03)    (0.02)
                                              -----------------------------------------------------
Net asset value at end of period                1.00        1.00       1.00       1.00      1.00
                                              -----------------------------------------------------
Total return (%)                                0.96        2.32       3.62       2.78      2.37 2

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                            0.59        0.59       0.59 3     0.59      0.59 1
Expense reductions reflected in above ratio     0.28        0.28       0.29       0.33      0.41 1
Ratio of net investment income to
  average net assets                            0.95        2.30       3.56       2.75      2.95 1
Net assets, end of period ($ x 1,000,000)      1,785       1,518      1,435      1,215     1,016



1 Annualized.



2 Not annualized.



3 Would have been 0.60% if certain non-routine expenses (proxy fees) had been included.



4 Commencement of operations.

                  FUND MANAGEMENT


The funds' investment adviser, Charles Schwab Investment Management, Inc., has nearly $143 billion under management.



         The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA
         94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 12/31/02.)



         As the investment adviser, the firm oversees the asset management and administration of the Schwab Municipal Money Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 12/31/02, these fees were 0.21% for the Schwab Municipal Money Fund, 0.21% for the Schwab California Municipal Money Fund, 0.21% for the Schwab New York Municipal Money Fund, 0.15% for the Schwab New Jersey Municipal Money Fund, 0.14% for the Schwab Pennsylvania Municipal Money Fund and 0.10% for the Schwab Florida Municipal Money Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

         INVESTING IN THE FUNDS

         As a SchwabFunds(R) investor, you have a number of ways to do business with us.


         On the following pages, you will find information on buying, selling and exchanging shares. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------

MUNICIPAL MONEY funds are not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.

--------------------------------------------------------------------------------


BUYING/SELLING SHARES



The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. These funds are designed for use in conjunction with certain Schwab accounts, subject to the eligibility terms and conditions of your account agreement, as amended from time to time.



When you designate one of these funds as the sweep fund on your Schwab account, your uninvested cash balances will be invested in the fund according to the terms and conditions of your account agreement. Similarly, when you use your account to purchase other investments or make payments, shares of your sweep fund will be sold to cover these transactions according to the terms and conditions of your account agreement.



For more information on Schwab accounts, call 1-800-435-4000 or visit www.schwab.com.



Investing in the funds

SELLING/EXCHANGING SHARES

When selling or exchanging shares, please be aware of the following policies:

-  A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.

- Exchange orders are limited to other Schwab Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


You are automatically entitled to initiate transactions by telephone. The funds and Schwab employ procedures to confirm the authenticity of telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following telephone instructions that they reasonably believe to be genuine.


--------------------------------------------------------------------------------
WHEN PLACING ORDERS


Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations and orders that appear to be associated with short-term trading activities.


-  To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

-  To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT BOTH THE NEW YORK STOCK EXCHANGE
(NYSE) AND THE FEDERAL RESERVE BANK OF NEW YORK (THE FED) ARE OPEN. The funds reserve the right to open for business on days the NYSE is closed but the Fed is open. The funds calculate their share prices twice each business day, first at 10 a.m. Eastern time and again after the close of the funds (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. The funds seek to maintain a stable NAV of $1.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted prior to the morning NAV calculation generally receive that day's dividend. Orders to buy that are accepted after the morning NAV but prior to the closing NAV generally will receive the next day's dividend. Shares sold or exchanged at the morning NAV generally don't receive that day's dividend, but those sold or exchanged at the closing NAV generally do.

The funds value their investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Most money market funds use this method to calculate NAV.


THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.



Investing in the funds

DIVIDENDS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service web site at www.irs.gov.


AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS YOUR FUND EARNS. Each fund declares a dividend every business day, based on its determination of its net investment income. Sweep money funds may pay their dividends in cash or fund shares to shareholders' Schwab accounts on the 15th of each month (or next business day if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $.01, you may not receive a dividend payment. The funds do not expect to pay any capital gain distributions.



SOME FUNDS MAY HAVE TAX CONSEQUENCES. The Municipal Money Fund's dividends typically are exempt from federal income tax, but are subject to state and local personal income taxes. Dividends from the state-specific funds typically are exempt from federal, state and local personal income taxes. Shares of the Florida Municipal Money Fund are intended to be exempt from the Florida intangible tax. Taxable income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. Each fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.



WHILE INTEREST FROM MUNICIPAL SECURITIES GENERALLY IS EXEMPT FROM FEDERAL INCOME TAX, some securities in which the funds may invest produce income that is subject to the federal alternative minimum tax (AMT). To the extent that a fund invests in these securities, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from that fund.


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DIVIDENDS A FUND DECLARED DURING THE PREVIOUS CALENDAR YEAR. Schwab customers also receive information on dividends and transactions in their monthly account statements.

NOTES

NOTES

SCHWAB MUNICIPAL MONEY FUNDS
SWEEP INVESTMENTS TM


           PROSPECTUS
           April 30, 2003

                                                        [LOGO OF CHARLES SCHWAB]

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER

Schwab Municipal Money Funds--
Sweep Investments TM                811-5954

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-0102
1-202-942-8090 (Public Reference Section)

www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS

P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000

www.schwab.com/schwabfunds


REG13851FLD-04

SCHWAB GOVERNMENT CASH RESERVES


      PROSPECTUS
      April 30, 2003


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                          [CHARLES SCHWAB LOGO]

SCHWAB GOVERNMENT CASH RESERVES

     ABOUT THE FUND

      Strategy .............................................    2

      Main risks ...........................................    3

      Performance ..........................................    4

      Fund fees and expenses ...............................    4

      Financial highlights .................................    5

      Fund management ......................................    6

     INVESTING IN THE FUND

      Buying and selling shares ............................    8

      Transaction policies .................................    9

      Dividends and taxes ..................................    9

SCHWAB GOVERNMENT CASH RESERVES
TICKER SYMBOL: SWHXX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN U.S. GOVERNMENT SECURITIES, such as:

- U.S. Treasury bills, notes and bonds

- other obligations that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including Fannie Mae, Freddie Mac and Sallie Mae

- repurchase agreements


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Many of these policies are stricter than the federal regulations that apply to all money funds.


Under normal circumstances the fund will invest at least 80% of its assets in U.S. government securities including repurchase agreements; typically, the actual percentage is considerably higher.

The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.

      This fund is designed as a convenient sweep investment for the Schwab Access TM account, and seeks current money market yields through a portfolio of U.S. government securities.


MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Many of the U.S. government securities that the fund invests in are not backed by the U.S. government. Also, any government guarantees on securities the fund owns do not extend to shares of the fund itself. Although the risk of default with U.S. government securities is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and a table showing how the fund's performance has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


99                  4.28%
00                  5.33%
01                  3.08%
02                  0.68%


BEST QUARTER: 1.36% Q 42000
WORST QUARTER: 0.10% Q 42002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02


                                                Since
                              1 year         inception 1
--------------------------------------------------------
FUND                           0.68             3.53


1 Inception: 4/1/98.

FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------
                                                    None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------
Management fees                                     0.38
Distribution (12b-1) fees                           None
Other expenses                                      1.03
                                                   -----
Total annual operating expenses                     1.41

Expense reduction                                  (0.16)
                                                   -----
NET OPERATING EXPENSES*                             1.25
                                                   -----



* Guaranteed by Schwab and the investment adviser through 4/30/04(excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT



1 year          3 years    5 years    10 years
------------------------------------------------------------
 $127             $431      $756       $1,677



Call toll-free 1-800-435-4000 for a current seven-day yield.



Schwab Government Cash Reserves

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the period of the fund's operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                    1/1/02-     1/1/01-      1/1/00-     1/1/99-     4/1/98 1-
                                                   12/31/02    12/31/01     12/31/00    12/31/99     12/31/98
----------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 1.00        1.00         1.00        1.00          1.00
                                                   -------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.01        0.03         0.05        0.04          0.03
                                                   -------------------------------------------------------------
Less distributions:
  Dividends from net investment income                (0.01)      (0.03)       (0.05)      (0.04)        (0.03)
                                                   -------------------------------------------------------------
Net asset value at end of period                       1.00        1.00         1.00        1.00          1.00
                                                   -------------------------------------------------------------
Total return (%)                                       0.68        3.08         5.33        4.28          3.46 2

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                   1.25        1.25         1.13 3      0.95          0.95 1
Expense reductions reflected in above ratio            0.16        0.25         0.33        0.14          0.77 1
Ratio of net investment income to
  average net assets                                   0.67        2.99         5.24        4.34          4.41 1
Net assets, end of period ($ x 1,000,000)               639         562          412         198            25



1 Annualized.



2 Not annualized.



3 Would have been 1.14% if certain non-routine expenses (proxy fees) had been included.



4 Commencement of operations.

                                 FUND MANAGEMENT


The fund's investment adviser, Charles Schwab Investment Management, Inc., has nearly $143 billion under management.



         The investment adviser for the fund is Charles Schwab Investment Management,Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R).The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 12/31/02.)



         As the investment adviser, the firm oversees the asset management and administration of the Schwab Government Cash Reserves. As compensation for these services, the firm receives a management fee from the fund. For the 12 months ended 12/31/02, the fee was 0.22% for the fund. This figure, which is expressed as a percentage of the fund's average daily net assets, represents the actual amount paid, including the effect of reductions.

         INVESTING IN THE FUND

         As a SchwabFunds(R) investor, you have a number of ways to do business with us.

         On the following pages, you will find information on buying and selling shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
DEPOSITS TO YOUR SCHWAB ACCESS ACCOUNT

Schwab provides you several easy ways to deposit money into your account, including:

DIRECT DEPOSIT

INTERNET

Log in to www.schwab.com to move money between Schwab accounts or accounts at another financial institution using Schwab MoneyLink(R).

Clients of investment managers can access their accounts at www.schwaballiance.com.

SCHWAB BY PHONE TM

Call Schwab Signature Services or Schwab Access customer service at 1-888-274-5738, day or night (for TDD service, call 1-800-345-2550) to move money between Schwab accounts or to set up Direct Deposits or Schwab MoneyLink(R).

Investment Manager clients contact your investment manager.

MAIL

Use the mailing labels and deposit slips that come with your checks.

IN PERSON

Visit the nearest Charles Schwab branch office.
--------------------------------------------------------------------------------


BUYING SHARES



This fund is designed to be used as the "primary fund" on your Schwab AccessTM Account.Uninvested cash balances will be invested in the fund according to the terms and conditions of your account agreement. Similarly, when you use your account to make payments, shares of the fund will be sold to cover these transactions according to the terms and conditions of your account agreement.



For information on other types of Schwab accounts, call 1-800-435-4000 or visit www.schwab.com.


SELLING SHARES

For automatic sweep sales, see your account materials. Please be aware of the following policies:

- The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.


- The fund reserves the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less.



Investing in the fund

TRANSACTION POLICIES

THE FUND IS OPEN FOR BUSINESS EACH DAY THAT BOTH THE NEW YORK STOCK EXCHANGE
(NYSE) AND THE FEDERAL RESERVE BANK OF NEW YORK (THE FED) ARE OPEN. The fund reserves the right to open for business on days the NYSE is closed but the Fed is open. The fund calculates its share price twice each business day, first at 10 a.m. Eastern time and again after the close of the fund (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. The fund seeks to maintain a stable NAV of $1.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted prior to the morning NAV calculation generally receive that day's dividend. Orders to buy that are accepted after the morning NAV but prior to the closing NAV generally will receive the next day's dividend. Shares sold or exchanged at the morning NAV generally don't receive that day's dividend, but those sold or exchanged at the closing NAV generally do.

The fund values its investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Most money market funds use this method to calculate NAV.


THE FUND RESERVES CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT RIGHT.


DIVIDENDS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service web site at www.irs.gov.


AS A SHAREHOLDER,YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS THE FUND EARNS. The fund distributes to its shareholders substantially all of its net investment income. The fund declares a dividend every business day, based on its determination of its net investment income. Sweep money funds may pay their dividends in cash or fund shares to shareholders' Schwab accounts on the 15th of each month (or next business day if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $.01, you may not receive a dividend payment. The fund does not expect to pay any capital gain distributions.


YOUR FUND DIVIDENDS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income is distributed as dividends and is taxable as ordinary income. Income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DIVIDENDS THE FUND DECLARED DURING THE PREVIOUS CALENDAR YEAR. Schwab Access TM Account customers also receive information on dividends and transactions in their monthly account statements.

--------------------------------------------------------------------------------
THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling your shares.

- To refuse any purchase order.

- To change or waive the fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------

SCHWAB GOVERNMENT
CASH RESERVES


     PROSPECTUS
     April 30, 2003


                                                          [CHARLES SCHWAB LOGO]

TO LEARN MORE

This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.


You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.


SEC FILE NUMBER

Schwab Government Cash Reserves        811-5954

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-0102
1-202-942-8090 (Public Reference Section)

www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS


P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000


www.schwab.com/schwabfunds


REG13853FLD-04

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND(R)

SCHWAB RETIREMENT MONEY FUND(R)


      PROSPECTUS
      April 30, 2003


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                           [CHARLES SCHWAB LOGO]

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND(R)

SCHWAB RETIREMENT MONEY FUND(R)


     ABOUT THE FUNDS

      Schwab Institutional Advantage
      Money Fund(R)............................................   2

      Schwab Retirement
      Money Fund(R)............................................   6

      Fund management..........................................  10

     INVESTING IN THE FUNDS

      Buying shares. ..........................................  12

      Selling/exchanging shares................................  13

      Transaction policies.....................................  14

      Dividends and taxes......................................  15

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND(R)
TICKER SYMBOL: SWIXX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME
CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN HIGH-QUALITY SHORT-TERM MONEY MARKET INVESTMENTS issued by U.S. and foreign issuers, such as:

- commercial paper, including asset-backed commercial paper and promissory notes

- certificates of deposit and time deposits

- variable- and floating-rate debt securities

- bank notes and bankers'acceptances

- repurchase agreements

All of these investments must be denominated in U.S. dollars, including those that are issued by foreign issuers.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.

      This fund was created for retirement plans, plan participants and other institutional investors investing on their own behalf or as a fiduciary, agent or custodian.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely (even among foreign investments, which carry additional risks), any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and table showing how the fund's performance has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


95                            5.65%
96                            5.15%
97                            5.31%
98                            5.26%
99                            4.90%
00                            6.12%
01                            3.96%
02                            1.48%

BEST QUARTER: 1.57% Q3 2000
WORST QUARTER: 0.32%Q4 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02


                                                             Since
                      1 year            5 years            inception 1
--------------------------------------------------------------------
FUND                   1.48               4.33                4.63


1 Inception: 1/4/94.

FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES
---------------------------------------------------
                                            None

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------
Management fees                            0.38
                                          -----
Distribution (12b-1) fees                  None
Other expenses                             0.25
                                          -----
Total annual operating expenses            0.63
                                          -----
Expense reduction                         (0.13)
                                          -----
NET OPERATING EXPENSES*                    0.50
                                          -----



* Guaranteed by Schwab and the investment adviser through 4/30/04(excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year          3 years        5 years       10 years
-----------------------------------------------------
$51               $189           $338          $774



Call toll-free 1-800-435-4000 for a current seven-day yield.



Schwab Institutional Advantage Money Fund(R)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                             1/1/02-     1/1/01-    1/1/00-    1/1/99-   1/1/98-
                                            12/31/02    12/31/01   12/31/00   12/31/99  12/31/98
------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------
Net asset value at beginning of period          1.00        1.00       1.00       1.00      1.00
                                            ----------------------------------------------------
Income from investment operations:
   Net investment income                        0.01        0.04       0.06       0.05      0.05
                                            ----------------------------------------------------
Less distributions:
   Dividends from net investment income        (0.01)      (0.04)     (0.06)     (0.05)    (0.05)
                                            ----------------------------------------------------
Net asset value at end of period                1.00        1.00       1.00       1.00      1.00
                                            ----------------------------------------------------
Total return (%)                                1.48        3.96       6.12       4.90      5.26

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                             0.50        0.50       0.50 1     0.50      0.50
Expense reductions reflected in above ratio     0.13        0.16       0.18       0.21      0.29
Ratio of net investment income to
 average net assets                             1.46        3.83       5.96       4.84      5.12
Net assets, end of period ($ x 1,000,000)        907         797        647        604       369



1 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.

SCHWAB RETIREMENT MONEY FUND(R)
TICKER SYMBOL: SWRXX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME
CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN HIGH-QUALITY SHORT-TERM MONEY MARKET INVESTMENTS issued by U.S. and foreign issuers, such as:

- commercial paper, including asset-backed commercial paper and promissory notes

- certificates of deposit and time deposits

- variable- and floating-rate debt securities

- bank notes and bankers' acceptances

- repurchase agreements

All of these investments must be denominated in U.S. dollars, including those that are issued by foreign issuers.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.

      This fund was created for retirement plans, plan participants and other institutional investors investing on their own behalf or as a fiduciary, agent or custodian.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely (even among foreign investments, which carry additional risks), any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and table showing how the fund's performance has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


95                            5.43%
96                            4.93%
97                            5.07%
98                            5.03%
99                            4.68%
00                            5.90%
01                            3.75%
02                            1.30%

BEST QUARTER:  1.52% Q3 2000
WORST QUARTER: 0.27% Q4 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02


                                                   Since
                      1 year       5 years       inception 1
------------------------------------------------------------
FUND                   1.30          4.12            4.45


1 Inception: 3/2/94.

FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES
---------------------------------------------------
                                            None

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------
Management fees                            0.38
                                          -----
Distribution (12b-1) fees                  None
Other expenses                             0.30
                                          -----
Total annual operating expenses            0.68
                                          -----



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT

1 year          3 years        5 years       10 years
-----------------------------------------------------
$69               $218           $379          $847



Call toll-free 1-800-435-4000 for a current seven-day yield.



Schwab Retirement Money Fund(R)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                             1/1/02-     1/1/01-    1/1/00-    1/1/99-   1/1/98-
                                            12/31/02    12/31/01   12/31/00   12/31/99  12/31/98
------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------
Net asset value at beginning of period          1.00        1.00       1.00       1.00      1.00
                                            ----------------------------------------------------
Income from investment operations:
   Net investment income                        0.01        0.04       0.06       0.05      0.05
                                            ----------------------------------------------------
Less distributions:
   Dividends from net investment income        (0.01)      (0.04)     (0.06)     (0.05)    (0.05)
                                            ----------------------------------------------------
Net asset value at end of period                1.00        1.00       1.00       1.00      1.00
                                            ----------------------------------------------------
Total return (%)                                1.30        3.75       5.90       4.68      5.03

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
   average net assets                           0.68        0.70       0.71 1     0.72      0.73
Expense reductions reflected in above ratio       --          --         --       0.02      0.07
Ratio of net investment income to
   average net assets                           1.28        3.61       5.77       4.62      4.88
Net assets, end of period ($ x 1,000,000)        566         515        399        322       225



1 Would have been 0.72% if certain non-routine expenses (proxy fees) had been included.

                           FUND MANAGEMENT


The funds' investment adviser, Charles Schwab Investment Management, Inc., has nearly $143 billion under management.



      The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 12/31/02).



      As the investment adviser, the firm oversees the asset management and administration of the Schwab Institutional Advantage Money Fund and Schwab Retirement Money Fund. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 12/31/02, these fees were 0.25% for the Schwab Institutional Advantage Money Fund and 0.38% for the Schwab Retirement Money Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of any reductions.

INVESTING IN THE FUNDS

As a SchwabFunds(R) investor, you have a number of ways to do business with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

BUYING SHARES

Shares of the funds may be purchased through a Schwab account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

STEP 1


CHOOSE A FUND. The minimums shown below are for each fund.


                                                 MINIMUM
                               MINIMUM INITIAL   ADDITIONAL        MINIMUM
                               INVESTMENT        INVESTMENTS       BALANCE
--------------------------------------------------------------------------
INSTITUTIONAL ADVANTAGE
MONEY FUND(R)                  $25,000           $1                $25,000

RETIREMENT MONEY FUND(R)       $1                $1                $1

STEP 2

CHOOSE AN OPTION FOR DIVIDENDS. The two options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                         FEATURES
------------------------------------------------------------------------------------
REINVESTMENT                   All dividends are invested automatically in shares of
                               your fund.

CASH                           You receive payment for all
                               dividends.

STEP 3

PLACE YOUR ORDER. Use any of the methods described at right.


Investing in the funds

SELLING/EXCHANGING SHARES

Use any of the methods described below to sell shares of a fund.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments TM and must meet the minimum investment and other requirements for the fund and share class (if applicable) into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com

SCHWAB BY PHONE TM

Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

SCHWABLINK(R)

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-367-5198.

MAIL

Write to SchwabFunds(R) at:
P.O. Box 3812
Englewood, CO 80155-3812

IN PERSON

Visit the nearest Charles Schwab branch office.


You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your confidential password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for your share class as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations and orders that appear to be associated with short-term trading activities.


- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT BOTH THE NEW YORK STOCK EXCHANGE
(NYSE) AND THE FEDERAL RESERVE BANK OF NEW YORK (THE FED) ARE OPEN. The funds reserve the right to open for business on days the NYSE is closed but the Fed is open. The funds calculate their share prices each business day, after the close of the funds (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. The funds seek to maintain a stable NAV of $1.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted prior to the close of a fund generally will receive the next day's dividend. On special request, orders to invest $100,000 or more in shares of the Schwab Institutional Advantage Money Fund(R) that are accepted by Schwab (including Charles Schwab Trust Company) by 1:30 p.m. Eastern time may receive that day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of a fund on a given day generally will receive that day's dividend.

The funds value their investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase).Most money market funds use this method to calculate NAV.


THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.



Investing in the funds

DIVIDENDS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income. Each fund declares a dividend every business day, based on its determination of its net investment income. The funds pay their dividends on the 15th of every month (or next business day, if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $.01, you may not receive a dividend payment. The funds do not expect to pay any capital gain distributions.

AS LONG AS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, FUND DIVIDENDS GENERALLY DO NOT HAVE TAX CONSEQUENCES. Each fund's net investment income is distributed as dividends. If you are investing in a taxable account, the funds' dividends are taxable as ordinary income. Taxable income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DIVIDENDS A FUND DECLARED DURING THE PREVIOUS CALENDAR YEAR. Schwab customers also receive information on dividends and transactions in their monthly account statements.

NOTES

NOTES

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND(R)

SCHWAB RETIREMENT MONEY FUND(R)


         PROSPECTUS
         April 30, 2003


                                                           [CHARLES SCHWAB LOGO]

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBERS

Schwab Institutional Advantage
Money Fund(R)                         811-5954
Schwab Retirement
Money Fund(R)                         811-5954

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-0102
1-202-942-8090 (Public Reference Section)

www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS

P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000

www.schwab.com/schwabfunds


REG13854FLD-04

SCHWAB VALUE ADVANTAGE INVESTMENTS(R)

     PROSPECTUS


     April 30, 2003



     Schwab Value Advantage
     Money Fund(R) Investor Shares



     Schwab Municipal Money
     Fund Value Advantage Shares



     Schwab California Municipal
     Money Fund Value Advantage Shares



     Schwab New York Municipal
     Money Fund Value Advantage Shares


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                           [CHARLES SCHWAB LOGO]

SCHWAB VALUE ADVANTAGE INVESTMENTS(R)

     ABOUT THE FUNDS


      Schwab Value Advantage Money Fund(R)
      Investor Shares . . . . . . . . . . . . . . . . . . . . . . .   2



      Schwab Municipal Money Fund
      Value Advantage Shares . . . . . . . . . . . . . . . . . . .    6



      Schwab California Municipal Money Fund
      Value Advantage Shares . . . . . . . . . . . . . . . . . . .   10



      Schwab New York Municipal Money Fund
      Value Advantage Shares . . . . . . . . . . . . . . . . . . .   14



      Fund management . . . . . . . . . . . . . . . . . . .  .  .    18

     INVESTING IN THE FUNDS


      Buying shares . . . . . . . . . . . . . . . . . . . . . .  .   20



      Selling/exchanging shares. . . . . . . . . . . . . . .. . .    21



      Transaction policies . . . . . . . . . . . .. . . . . .......  22



      Dividends and taxes . . . . . . . . . . . . . . . . . .......  23

ABOUT THE FUNDS

      The Schwab Value Advantage Investments(R) seek to provide higher current yields while offering the liquidity and stability traditionally associated with money market mutual funds.

      The Schwab Value Advantage Investments are designed to provide higher yields than Sweep InvestmentsTM. In exchange for less frequent access and larger minimum investments, they offer lower fund operating expenses.


      Dividends from the Municipal Money Fund and the state-specific funds are exempt from federal income tax.* Dividends from state-specific funds generally are exempt from state income tax as well.



      * Some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

SCHWAB VALUE ADVANTAGE MONEY FUND(R)
TICKER SYMBOL    Investor Shares: SWVXX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN HIGH-QUALITY SHORT-TERM MONEY MARKET INVESTMENTS issued by U.S. and foreign issuers, such as:

- commercial paper, including asset-backed commercial paper and promissory notes

- certificates of deposit and time deposits

- variable- and floating-rate debt securities

- bank notes and bankers' acceptances

- repurchase agreements

All of these investments must be denominated in U.S. dollars, including those that are issued by foreign issuers.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.

      This fund may be appropriate for investors interested in high money market returns.


MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely (even among foreign investments, which carry additional risks), any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties.


THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.


THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and table showing how the fund's performance has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


93                                              3.02%
94                                              4.09%
95                                              5.80%
96                                              5.26%
97                                              5.40%
98                                              5.35%
99                                              5.01%
00                                              6.22%
01                                              4.05%
02                                              1.55%

BEST QUARTER:  1.60% Q4 2000
WORST QUARTER: 0.33% Q4 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                           1 year      5 years     10 years
-----------------------------------------------------------
FUND                        1.55         4.42        4.57


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------
                                                    None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------
Management fees                                     0.32
Distribution (12b-1) fees                           None
Other expenses                                      0.23
                                                   -----
Total annual operating expenses                     0.55
Expense reduction                                  (0.10)
                                                   -----
NET OPERATING EXPENSES*                             0.45
                                                    ----



* Guaranteed by Schwab and the investment adviser through 4/30/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year        3 years        5 years       10 years
---------------------------------------------------
  $46          $166           $297           $680



Visit www.schwab.com/schwabfunds or call toll-free 1-800-435-4000 for a current seven-day yield.


Schwab Value Advantage Money Fund(R)

FINANCIAL HIGHLIGHTS



This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                1/1/02-     1/1/01-    1/1/00-   1/1/99-    1/1/98-
INVESTOR SHARES                                 12/31/02    12/31/01   12/31/00  12/31/99   12/31/98
----------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period            1.00        1.00       1.00      1.00       1.00
                                                --------------------------------------------------
Income from investment operations:
   Net investment income                          0.02        0.04       0.06      0.05       0.05
                                                --------------------------------------------------
Less distributions:
   Dividends from net investment income          (0.02)      (0.04)     (0.06)    (0.05)     (0.05)
                                                --------------------------------------------------
Net asset value at end of period                  1.00        1.00       1.00      1.00       1.00
                                                --------------------------------------------------
Total return (%)                                  1.55        4.05       6.22      5.01       5.35

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
   average net assets                             0.45        0.43       0.40 1    0.40       0.40
Expense reductions reflected in above ratio       0.09        0.13       0.19      0.21       0.27
Ratio of net investment income to
   average net assets                             1.55        3.92       6.07      4.91       5.21
Net assets, end of period ($ x 1,000,000)       38,728      44,247     36,319    27,265     22,196



1 Would have been 0.41% if certain non-routine expenses (proxy fees) had been included.

SCHWAB MUNICIPAL MONEY FUND
TICKER SYMBOL Value Advantage Shares: SWTXX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME THAT IS CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY, AND IS EXEMPT FROM FEDERAL INCOME TAX.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN MUNICIPAL MONEY MARKET SECURITIES from states and municipal agencies around the country and from U.S. territories and possessions. These securities may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as a toll highway or a public water system. These securities also may include municipal notes as well as municipal leases, which municipalities may use to finance construction or to acquire equipment.

Many of the fund's securities will be subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.


Under normal circumstances the fund will invest at least 80% of its assets in municipal money market securities the interest from which is exempt from federal income tax. However, during unusual market conditions, the fund may invest in taxable money market securities as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

      This fund may be designed for individuals in higher tax brackets who are seeking tax-exempt income.


MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Some of the fund's investments, in particular those that have been structured as municipal money market securities, may have greater risks than securities in non-municipal money funds. Although the risk of default generally is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

STATE AND REGIONAL FACTORS COULD AFFECT THE FUND'S PERFORMANCE. To the extent that the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-free status, also could affect performance.


SOME OF THE FUND'S INCOME COULD BE TAXABLE. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).


THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE


Below are a chart and table showing how the performance of the fund's Value Advantage Shares has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


96                              3.14%
97                              3.32%
98                              3.14%
99                              2.91%
00                              3.75%
01                              2.45%
02                              1.12%

BEST QUARTER: 0.99% Q4 2000
WORST QUARTER: 0.27% Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                    Since
                               1 year   5 years   inception 1
-------------------------------------------------------------
VALUE ADVANTAGE SHARES          1.12      2.67       2.87



1 Inception of the fund's Value Advantage Shares: 7/7/95.


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES
------------------------------------------------------------
                                                       None
ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------

Management fees                                         0.35
Distribution (12b-1) fees                               None
Other expenses                                          0.24
                                                       -----
Total annual operating expenses                         0.59
Expense reduction                                      (0.14)
                                                       -----
NET OPERATING EXPENSES*                                 0.45
                                                        ----



* Guaranteed by Schwab and the investment adviser through 4/30/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year          3 years        5 years       10 years
------------------------------------------------------
  $46            $175           $315           $725


Visit www.schwab.com/schwabfunds or call toll-free 1-800-435-4000 for a current seven-day yield.

Schwab Municipal Money Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                               1/1/02-     1/1/01-    1/1/00-    1/1/99-   1/1/98-
VALUE ADVANTAGE SHARES                        12/31/02    12/31/01   12/31/00   12/31/99  12/31/98
--------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------
Net asset value at beginning of period            1.00        1.00       1.00       1.00      1.00
                                                --------------------------------------------------
Income from investment operations:
  Net investment income                           0.01        0.02       0.04       0.03      0.03
                                                --------------------------------------------------
Less distributions:
  Dividends from net investment income           (0.01)      (0.02)     (0.04)     (0.03)    (0.03)
                                                --------------------------------------------------
Net asset value at end of period                  1.00        1.00       1.00       1.00      1.00
                                                --------------------------------------------------
Total return (%)                                  1.12        2.45       3.75       2.91      3.14

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                              0.45        0.45       0.45 1     0.45      0.45
Expense reductions reflected in above ratio       0.14        0.16       0.18       0.20      0.24
Ratio of net investment income to
  average net assets                              1.11        2.35       3.70       2.89      3.08
Net assets, end of period ($ x 1,000,000)        4,480       3,778      2,919      2,270     1,620



1 Would have been 0.46% if certain non-routine expenses (proxy fees) had been included.

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND
TICKER SYMBOL Value Advantage Shares: SWKXX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME THAT IS CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY, AND IS EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN MONEY MARKET SECURITIES FROM CALIFORNIA ISSUERS AND FROM MUNICIPAL AGENCIES, U.S. TERRITORIES AND POSSESSIONS. These securities may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as a toll highway or a public water system. These securities also may include municipal notes as well as municipal leases, which municipalities may use to finance construction or to acquire equipment.

Many of the fund's securities will be subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors'capital, the fund seeks to maintain a stable $1 share price.


Under normal circumstances the fund will invest at least 80% of its assets in municipal money market securities the interest from which is exempt from federal and California personal income tax. However, during unusual market conditions, the fund may invest in taxable money market securities as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

      For California taxpayers, especially those in higher tax brackets who are seeking double tax-exempt income, this fund may be an appropriate investment.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Some of the fund's investments, in particular those that have been structured as municipal money market securities, may have greater risks than securities in non-municipal money funds. Although the risk of default generally is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THIS FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE STATE OF CALIFORNIA AND ITS MUNICIPALITIES. The fund's share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-free status, also could affect performance.


SOME OF THE FUND'S INCOME COULD BE TAXABLE. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).


THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE


Below are a chart and table showing how the performance of the fund's Value Advantage Shares has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


96                              3.01%
97                              3.15%
98                              2.84%
99                              2.62%
00                              3.22%
01                              2.19%
02                              1.03%

BEST QUARTER: 0.86% Q4 2000
WORST QUARTER: 0.24% Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                               Since
                        1 year     5 years  inception 1
-------------------------------------------------------
VALUE ADVANTAGE SHARES   1.03        2.38      2.61



 1 Inception of the fund's Value Advantage Shares: 10/3/95.


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES
------------------------------------------------------------
                                                        None

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------
Management fees                                         0.36
Distribution (12b-1) fees                               None
Other expenses                                          0.23
                                                       -----
Total annual operating expenses                         0.59
Expense reduction                                      (0.14)
                                                       -----
NET OPERATING EXPENSES*                                 0.45
                                                       -----



* Guaranteed by Schwab and the investment adviser through 4/30/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year          3 years        5 years       10 years
-----------------------------------------------------
  $46             $175           $315          $725


Visit www.schwab.com/schwabfunds or call toll-free 1-800-435-4000 for a current seven-day yield.


Schwab California Municipal Money Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                               1/1/02-     1/1/01-    1/1/00-    1/1/99-   1/1/98-
VALUE ADVANTAGE SHARES                        12/31/02    12/31/01   12/31/00   12/31/99  12/31/98
----------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period            1.00        1.00       1.00       1.00      1.00
                                                --------------------------------------------------
Income from investment operations:
   Net investment income                          0.01        0.02       0.03       0.03      0.03
                                                --------------------------------------------------
Less distributions:
   Dividends from net investment income          (0.01)      (0.02)     (0.03)     (0.03)    (0.03)
                                                --------------------------------------------------
Net asset value at end of period                  1.00        1.00       1.00       1.00      1.00
                                                --------------------------------------------------
Total return (%)                                  1.03        2.19       3.22       2.62      2.84

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
   average net assets                             0.45        0.45       0.45 1     0.45      0.45
Expense reductions reflected in above ratio       0.14        0.16       0.17       0.20      0.25
Ratio of net investment income to
   average net assets                             1.03        2.11       3.20       2.60      2.79
Net assets, end of period ($ x 1,000,000)        3,081       2,563      2,170      1,604     1,359



1 Would have been 0.46% if certain non-routine expenses (proxy fees) had been included.

SCHWAB NEW YORK MUNICIPAL MONEY FUND
TICKER SYMBOL Value Advantage Shares: SWYXX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME THAT IS CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY, AND IS EXEMPT FROM FEDERAL AND NEW YORK STATE AND LOCAL PERSONAL INCOME TAX.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN MONEY MARKET SECURITIES FROM NEW YORK ISSUERS AND FROM MUNICIPAL AGENCIES, U.S. TERRITORIES AND POSSESSIONS. These securities may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as a toll highway or a public water system. These securities also may include municipal notes as well as municipal leases, which municipalities may use to finance construction or to acquire equipment.

Many of the fund's securities will be subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable- and floating-rate securities so that they meet the requirements for being considered money market instruments.


In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.


The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.


Under normal circumstances the fund will invest at least 80% of its assets in municipal money market securities the interest from which is exempt from federal and New York state personal income tax. However, during unusual market conditions, the fund may invest in taxable money market securities as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

      For New York taxpayers, especially those in higher tax brackets who are seeking triple tax-exempt income, this fund may be an appropriate investment.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Some of the fund's investments, in particular those that have been structured as municipal money market securities, may have greater risks than securities in non-municipal money funds. Although the risk of default generally is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THIS FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE STATE OF NEW YORK AND ITS MUNICIPALITIES. The fund's share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-free status, also could affect performance.


SOME OF THE FUND'S INCOME COULD BE TAXABLE. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).



THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE



Below are a chart and table showing how the performance of the fund's Value Advantage Shares has varied from year to year and how it averages out over time. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


96                              2.99%
97                              3.21%
98                              3.03%
99                              2.83%
00                              3.64%
01                              2.30%
02                              1.04%

BEST QUARTER: 0.96% Q4 2000
WORST QUARTER: 0.25% Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                    Since
                           1 year      5 years    inception 1
-------------------------------------------------------------
VALUE ADVANTAGE SHARES      1.04         2.57        2.76



1  Inception of the fund's Value Advantage Shares: 7/7/95.


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES
------------------------------------------------------------
                                                      None

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------
Management fees                                       0.37
Distribution (12b-1) fees                             None
Other expenses                                        0.25
                                                      ----
Total annual operating expenses                       0.62

Expense reduction                                    (0.17)
                                                     -----
NET OPERATING EXPENSES*                               0.45
                                                     -----



* Guaranteed by Schwab and the investment adviser through 4/30/04(excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year        3 years        5 years       10 years
---------------------------------------------------
 $46           $181            $329           $758


Visit www.schwab.com/schwabfunds or call toll-free 1-800-435-4000 for a current seven-day yield.


Schwab New York Municipal Money Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                1/1/02-     1/1/01-    1/1/00-    1/1/99-   1/1/98-
VALUE ADVANTAGE SHARES                          12/31/02    12/31/01   12/31/00   12/31/99  12/31/98
----------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period            1.00        1.00       1.00       1.00      1.00
                                                --------------------------------------------------
Income from investment operations:
   Net investment income                          0.01        0.02       0.04       0.03      0.03
                                                --------------------------------------------------
Less distributions:
   Dividends from net investment income          (0.01)      (0.02)     (0.04)     (0.03)    (0.03)
                                                --------------------------------------------------
Net asset value at end of period                  1.00        1.00       1.00       1.00      1.00
                                                --------------------------------------------------
Total return (%)                                  1.04        2.30       3.64       2.83      3.03

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
   average net assets                             0.45        0.45       0.45 1     0.45      0.45
Expense reductions reflected in above ratio       0.17        0.19       0.22       0.26      0.33
Ratio of net investment income to
   average net assets                             1.04        2.23       3.59       2.81      2.96
Net assets, end of period ($ x 1,000,000)          676         604        419        296       238



1 Would have been 0.46% if certain non-routine expenses (proxy fees) had been included.

                  FUND MANAGEMENT


The funds' investment adviser, Charles Schwab Investment Management, Inc.,has nearly $143 billion under management.



         The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 12/31/02.)



         As the investment adviser, the firm oversees the asset management and administration of the Schwab Value Advantage Investments(R). As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 12/31/02, these fees were 0.22% for the Schwab Value Advantage Money Fund(R), 0.21% for the Schwab Municipal Money Fund, 0.21% for the Schwab California Municipal Money Fund and 0.21% for the Schwab New York Municipal Money Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

INVESTING IN THE FUNDS

As a SchwabFunds(R) investor, you have a number of ways to do business with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------

BUYING SHARES

Shares of the funds may be purchased through a Schwab account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

STEP 1

DECIDE HOW MUCH YOU WANT TO INVEST.


MINIMUM INITIAL               MINIMUM ADDITIONAL
  INVESTMENT                      INVESTMENTS              MINIMUM BALANCE
-----------------------------------------------------------------------------
$25,000 ($15,000 for          $5,000 ($2,000 for       $20,000 ($15,000 for
IRA and custodial             IRA and custodial        IRA and custodial
accounts) 1                   accounts)                accounts)
-----------------------------------------------------------------------------


STEP 2

CHOOSE AN OPTION FOR DIVIDENDS. The two options are described below. If you don't indicate a choice, you will receive the first option.

OPTION               FEATURES
--------------------------------------------------------------------------------
REINVESTMENT         All dividends are invested automatically in shares of your fund.

CASH                 You receive payment for all dividends.

STEP 3

PLACE YOUR ORDER. Use any method described at right. Make checks payable to Charles Schwab & Co., Inc.

1 Municipal money funds are not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.


Investing in the funds

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep InvestmentsTM and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


- If you sell or exchange less than $5,000 worth of shares ($2,000 for retirement and custodial accounts), you may be charged a $5 fee, payable to Schwab.



- If you fail to maintain the required minimum balance, you may be charged a monthly $5 fee payable to Schwab.


METHODS FOR PLACING DIRECT ORDERS

INTERNET                                    MAIL

www.schwab.com                              Write to SchwabFunds(R)at:
                                            P.O. Box 3812
SCHWAB BY PHONE TM                          Englewood, CO 80155-3812

Automated voice service or speak with       IN PERSON
a representative at 1-800-435-4000
(for TDD service, call 1-800-345-2550).     Visit the nearest Charles Schwab
                                            branch office.

SCHWABLINK(R)

Investment professionals should follow
the transaction instructions in the
SchwabLink manual; for technical
assistance, call 1-800-367-5198.


You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.


--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every direct order to buy, sell or exchange shares you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your confidential password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for your share class as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations and orders that appear to be associated with short-term trading activities.


- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT BOTH THE NEW YORK STOCK EXCHANGE
(NYSE) AND THE FEDERAL RESERVE BANK OF NEW YORK (THE FED) ARE OPEN. The funds reserve the right to open for business on days the NYSE is closed but the Fed is open. The funds calculate their share prices each business day, after the close of the funds (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. The funds seek to maintain a stable NAV of $1.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted prior to the close of a fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of a fund on a given day generally will receive that day's dividend.

The funds value their investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Most money market funds use this method to calculate NAV.


THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.


--------------------------------------------------------------------------------


Investing in the funds

DIVIDENDS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income. Each fund declares a dividend every business day, based on its determination of its net investment income. The funds pay their dividends on the 15th of every month (or next business day, if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $.01, you may not receive a dividend payment. The funds do not expect to pay any capital gain distributions.


UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, FUND DIVIDENDS FROM THE VALUE ADVANTAGE MONEY FUND GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income is distributed as dividends. The Value Advantage Money Fund dividends are taxable as ordinary income. The Municipal Money Fund's dividends typically are exempt from federal income tax, but are subject to state and local personal income taxes. Dividends from the state-specific funds typically are exempt from federal, state and local personal income taxes. Taxable income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. Each fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.



WHILE INTEREST FROM MUNICIPAL SECURITIES GENERALLY IS EXEMPT FROM FEDERAL INCOME TAX, some securities in which the funds may invest produce income that is subject to the federal alternative minimum tax (AMT). To the extent that a fund invests in these securities, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from that fund.


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DIVIDENDS A FUND DECLARED DURING THE PREVIOUS CALENDAR YEAR. Schwab customers also receive information on dividends and transactions in their monthly account statements.

--------------------------------------------------------------------------------
SPECIAL CONSIDERATIONS FOR SCHWAB ACCOUNTS


If your Schwab account contains no cash or Sweep InvestmentsTM, Schwab may redeem shares of Schwab Value Advantage Investments(R) without prior notification to you to cover the following items:


- negative balances in your Schwab account as a result of any securities transactions, including electronic funds transactions

- payment of your Schwab account checks or Visa debit card charges

- purchases you have made under an Automatic Investment Plan

Schwab may charge you a fee each time it must redeem shares of a fund under any of these circumstances.

Schwab will redeem shares from the fund with the highest balance first, unless the sum of your investments in the funds will not satisfy the total amount due. In that case, none of your shares in the funds will be redeemed.
--------------------------------------------------------------------------------

NOTES

NOTES

SCHWAB VALUE
ADVANTAGE INVESTMENTS(R)


         PROSPECTUS
         April 30, 2003


                                                           [CHARLES SCHWAB LOGO]

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus. You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER

Schwab Value Advantage
Investments(R)                        811-5954

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549-0102
1-202-942-8090 (Public Reference Section)

www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS

P.O. Box 3812
Englewood, CO  80155-3812
1-800-435-4000

www.schwab.com


REG13852FLT-04

SCHWAB VALUE ADVANTAGE MONEY FUND(R) -
INSTITUTIONAL SHARES AND SELECT SHARES(R)



     PROSPECTUS
     April 30, 2003





As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                           [CHARLES SCHWAB LOGO]

SCHWAB VALUE ADVANTAGE MONEY FUND(R)
INSTITUTIONAL SHARES AND SELECT SHARES(R)

     About the fund


      Strategy....................................................   4


      Main risks..................................................   5


      Performance.................................................   6


      Fund fees and expenses......................................   6


      Fund management.............................................   8


     Investing in the fund


      Buying shares...............................................  10



      Selling/exchanging shares...................................  11



      Transaction policies........................................  12



      Dividends and taxes.........................................  13

SCHWAB VALUE ADVANTAGE MONEY FUND(R) -
INSTITUTIONAL SHARES AND SELECT SHARES(R)


TICKER SYMBOL
INSTITUTIONAL SHARES: SWAXX
SELECT SHARES: SWBXX


--------------------------------------------------------------------------------

THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN HIGH-QUALITY SHORT-TERM MONEY MARKET INVESTMENTS issued by U.S. and foreign issuers, such as:

- commercial paper, including asset-backed commercial paper and promissory notes

- certificates of deposit and time deposits

- variable- and floating-rate debt securities

- bank notes and bankers' acceptances

- repurchase agreements

All of these investments must be denominated in U.S. dollars, including those that are issued by foreign issuers.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.

      This fund may be appropriate for clients interested in high money market returns.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely (even among foreign investments, which carry additional risks), any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and table showing how the fund's Investor Shares class performance has varied from year to year and how it averages out over time. The Investor Shares are not offered in this prospectus. Because the Institutional Shares and Select Shares(R) of the fund, which are offered in this prospectus, invest in the same portfolio of securities, returns for these classes will be substantially similar to those of the Investor Shares. Performance will be different only to the extent that the Institutional Shares and Select Shares have lower expenses. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


93                            3.02%
94                            4.09%
95                            5.80%
96                            5.26%
97                            5.40%
98                            5.35%
99                            5.01%
00                            6.22%
01                            4.05%
02                            1.55%

BEST QUARTER: 1.60% Q4 2000
WORST QUARTER: 0.33% Q4 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                      1 year   5 years   10 Years
-------------------------------------------------
INVESTOR SHARES        1.55      4.42      4.57


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor in the Institutional Shares or Select Shares classes. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)

                                INSTITUTIONAL      SELECT
SHAREHOLDER FEES                   SHARES          SHARES
---------------------------------------------------------
                                    None            None

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------
Management fees                     0.32            0.32
Distribution (12b-1) fees           None            None
Other expenses                      0.23            0.23
                                   ---------------------
Total annual operating expenses     0.55            0.55

Expense reduction                  (0.31)          (0.20)
                                   ---------------------
NET OPERATING EXPENSES*             0.24            0.35
                                   ---------------------

* Guaranteed by Schwab and the investment adviser through 4/30/04 (excluding interest, taxes and certain non-routine expenses).

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


                        1 year  3 years  5 years   10 years
-----------------------------------------------------------
INSTITUTIONAL SHARES      $25     $145     $276      $660
SELECT SHARES             $36     $156     $287      $670


To obtain the current seven-day yield, clients of Investment Managers should contact their Investment Manager. Other clients should call 1-800-435-4000.


Value Advantage Money Fund(R) -- Institutional Shares and Select Shares

FINANCIAL HIGHLIGHTS



This section provides further details about the fund's financial history for the period of the fund's operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                7/1/02 1-
INSTITUTIONAL SHARES                            12/31/02
--------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------
Net asset value at beginning of period              1.00
                                                --------
Income from investment operations:
   Net investment income                            0.01
                                                --------
Less distributions:
   Dividends from net investment income            (0.01)
                                                --------
Net asset value at end of period                    1.00
                                                --------
Total return (%)                                    0.81 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                 0.24 3
Expense reductions reflected in above ratio         0.31 3
Ratio of net investment income to
 average net assets                                 1.57 3
Net assets, end of period ($ x 1,000,000)            521



1 Commencement of operations.



2 Not annualized.



3 Annualized.

                        FUND MANAGEMENT

The fund's investment adviser, Charles Schwab Investment Management, Inc., has nearly $143 billion under management.


         The investment adviser for the fund is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 12/31/02).



         As the investment adviser, the firm oversees the asset management and administration of the fund. As compensation for these services, the firm receives a management fee from the fund. For the 12 months ended 12/31/02, the fee was 0.22% for the fund. This fee is calculated as follows: 0.38% of the first $1 billion, 0.35% of more than $1 billion but not exceeding $10 billion, 0.32% of more than $10 billion but not exceeding $20 billion, 0.30% of more than $20 billion but not exceeding $40 billion and 0.27% over $40 billion.

INVESTING IN THE FUND

As a SchwabFunds(R) investor, you have a number of ways to do business with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

BUYING SHARES

Shares of the fund may be purchased by the following:

- Clients of Investment Managers who must have a relationship with Schwab Institutional and must have assets in custody at Schwab.


- Other clients (in the case of Institutional Shares, for a higher minimum additional investment).


The information on these pages outlines how you can place "good orders", which are orders made in accordance with the fund's policies, to buy, sell and exchange shares of the fund. Some Investment Managers may charge transaction or other fees and some of these instructions and policies may be different. Contact your Investment Manager for more information.

STEP 1

CHOOSE A SHARE CLASS. Your choice may depend on the amount of your investment. The minimums shown below are for each share class.

MINIMUM INITIAL                   MINIMUM ADDITIONAL
INVESTMENT                        INVESTMENT                MINIMUM BALANCE
---------------------------------------------------------------------------
SELECT SHARES*
$1,000,000                             $1                     $1,000,000

INSTITUTIONAL SHARES
CLIENTS OF INVESTMENT MANAGERS*
$5,000,000                             $1                     $5,000,000
per client account

OTHER CLIENTS
$5,000,000                             $10,000                $5,000,000

* Each minimum must be met at the individual client account level, not aggregated by the Investment Manager.

STEP 2

CHOOSE AN OPTION FOR DIVIDENDS. The two options are described below. If you don't indicate a choice, you will receive the first option.

OPTION               FEATURES
------------------------------------------------------------------------------------
Reinvestment         All dividends are invested automatically in shares of the fund.

Cash                 You receive payment for all dividends.

STEP 3

Place your order. Use any method described on the next page. Make checks payable to Charles Schwab & Co., Inc.


Investing in the fund

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF THE FUND.

When selling or exchanging shares, please be aware of the following policies:

- The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The fund reserves the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R), that are not Sweep Investments(R), as well as variable NAV funds and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

CLIENTS OF INVESTMENT MANAGERS

PHONE

If you are investing through an Investment Manager, contact your manager directly. If you do not have an Investment Manager, call 1-800-979-9004 for assistance.

OTHER CLIENTS

SCHWAB BY PHONE TM

Automated Voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

SCHWABLINK(R)

Investment professionals should follow the transaction instructions in the SchwabLink manual; for trading assistance, call 1-800-367-5198.

MAIL

Write to SchwabFunds(R)at:
P.O. Box 3812
Englewood, CO 80155-3812


IN PERSON

Visit the nearest Charles Schwab branch office.


You are automatically entitled to initiate transactions by telephone. The fund and Schwab employ procedures to confirm the authenticity of telephone instructions. If the fund and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following telephone instructions that they reasonably believe to be genuine.

--------------------------------------------------------------------------------

WHEN PLACING ORDERS

With every direct order to buy, sell or exchange shares you will need to include the following information:

- Your name.

- Your account number (for SchwabLink transactions, Investment Managers must include the master account and subaccount numbers).

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares via mail or fax, be sure to include the signature of at least one of the persons who is authorized to trade (either an account holder or authorized Investment Manager).

- for exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:


- To automatically redeem your shares if the account they are held in is closed for any reason.



- To automatically redeem your shares if your balance falls below the maintenance minimum and is not increased to the required minimum after 30 days' written notice. Owners of Select Shares(R) must keep a minimum balance of $1 million. Owners of Institutional Shares must keep a minimum balance of $5 million.



- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.



- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations and orders that appear to be associated with short-term trading activities.



- To change or waive the fund's investment minimums.



- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.



- To withdraw or suspend any part of the offering made by this prospectus.


--------------------------------------------------------------------------------

TRANSACTION POLICIES

THE FUND IS OPEN FOR BUSINESS EACH DAY THAT BOTH THE NEW YORK STOCK EXCHANGE
(NYSE) AND THE FEDERAL RESERVE BANK OF NEW YORK (THE FED) ARE OPEN. The fund reserves the right to open for business on days the NYSE is closed but the Fed is open. The fund calculates its share price each business day, after the close of the fund (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. The fund seeks to maintain a stable NAV of $1.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted prior to the close of the fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of the fund on a given day generally will receive that day's dividend.

The fund values its investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Most money market funds use this method to calculate NAV.


THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.






Investing in the fund

DIVIDENDS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS THE FUND EARNS. The fund distributes to its shareholders substantially all of its net investment income. The fund declares a dividend every business day, based on its determination of its net investment income. The fund pays its dividends on the 15th of every month (or next business day, if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $.01, you may not receive a dividend payment. The fund does not expect to pay any capital gain distributions.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, FUND DIVIDENDS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income is distributed as dividends. The fund's dividends are taxable as ordinary income. Taxable income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DIVIDENDS THE FUND DECLARED DURING THE PREVIOUS CALENDAR YEAR. Schwab customers also receive information on dividends and transactions in their monthly account statements.
--------------------------------------------------------------------------------


SPECIAL CONSIDERATIONS FOR SCHWAB ACCOUNTS



If your Schwab account contains no cash or Sweep Investments TM, Schwab may redeem shares of Schwab Value Advantage Investments(R) without prior notification to you to cover the following items:



- negative balances in your Schwab account as a result of any securities transactions, including electronic funds transactions



- payment of your Schwab account checks or Visa debit card charges



- purchases you have made under an Automatic Investment Plan



Schwab may charge you a fee each time it must redeem shares of a fund under any of these circumstances.



Schwab will redeem shares from the fund with the highest balance first, unless the sum of your investments in the funds will not satisfy the total amount due. In that case, none of your shares in the funds will be redeemed.


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NOTES

NOTES

SCHWAB VALUE ADVANTAGE MONEY FUND(R) -
INSTITUTIONAL SHARES AND SELECT SHARES(R)


      PROSPECTUS
      April 30, 2003


                                                           [CHARLES SCHWAB LOGO]

TO LEARN MORE

This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER


Schwab Value Advantage                 811-5954
Money Fund(R) -
Institutional Shares and
Select Shares(R)


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-0102
202-942-8090 (Public Reference Section)

www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS

P.O. Box 3812
Englewood, CO  80155-3812
1-800-435-4000


REG23606FLD-02

                       STATEMENT OF ADDITIONAL INFORMATION


                   SCHWAB MUNICIPAL MONEY FUNDS - SWEEP SHARES

                           SCHWAB MUNICIPAL MONEY FUND
                     SCHWAB CALIFORNIA MUNICIPAL MONEY FUND
                      SCHWAB NEW YORK MUNICIPAL MONEY FUND
                     SCHWAB NEW JERSEY MUNICIPAL MONEY FUND
                    SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND
                       SCHWAB FLORIDA MUNICIPAL MONEY FUND

                         VALUE ADVANTAGE INVESTMENTS(R)

            SCHWAB MUNICIPAL MONEY FUND - VALUE ADVANTAGE SHARES TM
       SCHWAB CALIFORNIA MUNICIPAL MONEY FUND - VALUE ADVANTAGE SHARES TM
        SCHWAB NEW YORK MUNICIPAL MONEY FUND - VALUE ADVANTAGE SHARES TM



                                 APRIL 30, 2003



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated April 30, 2003 (as amended from time to time).


To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 1-800-435-4000 or write to the funds at P.O. Box 3812, Englewood, Colorado 80155-3812. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.

The funds' most recent annual reports are separate documents supplied with the SAI and include the funds' audited financial statements, which are incorporated by reference into this SAI.

The funds are a series of The Charles Schwab Family of Funds (the trust).

                                TABLE OF CONTENTS


                                                                                                Page
                                                                                                ----
INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, SECURITIES, RISKS AND LIMITATIONS................   2
MANAGEMENT OF THE FUNDS........................................................................  20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................................  31
INVESTMENT ADVISORY AND OTHER SERVICES.........................................................  31
BROKERAGE ALLOCATION AND OTHER PRACTICES.......................................................  34
DESCRIPTION OF THE TRUST.......................................................................  36
PURCHASE, REDEMPTION AND PRICING OF SHARES AND DELIVERY OF SHAREHOLDER DOCUMENTS...............  37
TAXATION.......................................................................................  39
CALCULATION OF PERFORMANCE DATA................................................................  44
APPENDIX-RATINGS OF INVESTMENT SECURITIES......................................................  48

      INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES


Schwab Municipal Money Fund seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal income tax.



Schwab California Municipal Money Fund seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and California personal income tax.



Schwab New York Municipal Money Fund seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and New York state and local personal income tax.



Schwab New Jersey Municipal Money Fund seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and New Jersey personal income tax.



Schwab Pennsylvania Municipal Money Fund seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and Pennsylvania personal income tax.









Schwab Florida Municipal Money Fund seeks the highest current income exempt from federal income tax that is consistent with stability of capital and liquidity, and also seeks to have its shares exempt from the Florida intangible tax.


Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. There is no guarantee the funds will achieve their objectives. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund.

The funds operate as money market funds and seek to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the 1940 Act), as that Rule may be amended from time to time. The Rule's key provisions govern the maturity, quality and diversification of money market fund investments. For example, with respect to maturity, Rule 2a-7 currently provides that money funds limit their investments to securities with remaining maturities of 397 days or less, and maintain dollar-weighted average maturities of 90 days or less, both calculated as described in the Rule. In addition, money funds may only invest in high quality securities. The funds are also subject to strict diversification requirements under Rule 2a-7.

The following investment strategies, securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7 under the 1940 Act unless otherwise noted.

                              INVESTMENT STRATEGIES

Schwab Municipal Money Fund (a national municipal money fund) seeks to achieve its investment objective by investing in municipal money market securities. Under normal circumstances the fund will invest at least 80% of its assets in municipal money market securities the interest from which is exempt from federal income tax. This policy may only be changed with shareholder approval. These investments may include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count the AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 of the 1940 Act. Also, for purposes of this policy, assets means net assets plus any borrowings for investment purposes.

Schwab California Municipal Money Fund (a state-specific municipal money fund) seeks to achieve its investment objective by investing in California municipal money market securities. Under normal circumstances the fund will invest at least 80% of its assets in municipal money market securities the interest from which is exempt from federal and California personal income tax. This policy may only be changed with shareholder approval. These investments may include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count the AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 of the 1940 Act. Also, for purposes of this policy, assets means net assets plus any borrowings for investment purposes.

Schwab New York Municipal Money Fund (a state-specific municipal money fund) seeks to achieve its investment objective by investing in New York municipal money market securities. Under normal circumstances, the fund will invest at least 80% of its assets in municipal money market securities the interest from which is exempt from federal and New York state personal income tax. This policy may only be changed with shareholder approval. These investments may include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count the AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 of the 1940 Act. Also, for purposes of this policy, assets means net assets plus any borrowings for investment purposes.

Schwab New Jersey Municipal Money Fund (a state-specific municipal money fund) seeks to achieve its investment objective by investing in New Jersey municipal money market securities. Under normal circumstances the fund will invest at least 80% of its assets in municipal money market securities the interest from which is exempt from federal and New Jersey personal income tax. This policy may only be changed with shareholder approval. These investments include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count the AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 of the 1940 Act. Also, for purposes of this policy, assets means net assets plus any borrowings for investment purposes.

Schwab Pennsylvania Municipal Money Fund (a state-specific municipal money fund) seeks to achieve its investment objective by investing in Pennsylvania municipal money market securities. Under normal circumstances the fund will invest at least 80% of its assets in municipal money market securities the interest from which is exempt from federal and Pennsylvania personal income tax. This policy may only be changed with shareholder approval. These investments may include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count the AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 of the 1940 Act. Also, for purposes of this policy, assets means net assets plus any borrowings for investment purposes.

Schwab Florida Municipal Money Fund (a state-specific municipal money fund) seeks to achieve its investment objective by investing in Florida municipal money market securities. Under normal circumstances the fund will invest at least 80% of its assets in municipal money market securities that interest from which is exempt from federal income tax and so that its shares are exempt from the

Florida intangible tax. This policy may only be changed with shareholder approval. These investments include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count the AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 of the 1940 Act. Also, for purposes of this policy, assets means net assets plus any borrowings for investment purposes.

Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                         INVESTMENT SECURITIES AND RISKS

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will not purchase securities while borrowings are outstanding or will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each fund may invest more than 25% in private activity bonds and in municipal securities financing similar projects.

CREDIT AND LIQUIDITY SUPPORTS or enhancements may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities as well as moral obligations, which are sometimes issued with municipal securities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.


DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund, except the Schwab Municipal Money Fund, is a non-diversified mutual fund. Each fund follows the regulations set forth by the SEC that dictate the diversification requirements for money market mutual funds as such regulations may be amended or interpreted from time to time.


FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Credit and liquidity supports also may be provided by foreign entities. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING allows the funds to borrow money from and/or lend money to other funds in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, municipalities, corporations and financial institutions (like banks). Money market securities include commercial paper, promissory notes, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are generally subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations ("municipal issuers"). These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The funds may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users because distributions from the funds attributable to interest on such bonds may not be tax exempt. The funds may also acquire and hold "conduit securities," which are securities issued by a municipal issuer involving an arrangement or agreement with a person other than a municipal issuer to provide for, or secure repayment of, the securities. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investment in these funds.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases. The maturity date or price of and financial assets collateralizing a municipal money market security may be structured in order to make it qualify as or act like a municipal money market security. These securities may be subject to greater credit and interest rate risks than other municipal money market securities because of their structure.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of 397 days or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The funds may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The funds also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which is meant to be exempt from federal income tax, and, typically personal income tax of a state or locality.

The investment adviser relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a fund.

PUTS, sometimes called demand features or guarantees, are agreements that allow the buyer of the put to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. Standby commitments are types of puts.


QUALITY OF INVESTMENTS. Each Fund follows regulations set forth by the SEC that dictate the quality requirements for money market mutual funds, as such regulations may be amended or interpreted from time to time. These regulations require the funds to invest exclusively in high-quality securities. Generally, high-quality securities are securities that present minimal credit risks and are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the Board of Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality by the investment adviser. Money market fund shares and U.S. government securities also are first tier securities. Second tier securities generally are rated within the second-highest category.



Should a security's high-quality rating change after purchase by a fund, the investment adviser would take such action, including no action, as determined to be in the best interests of the fund and as required by Rule 2a-7. For more information about the ratings assigned by some NRSROs, refer to the Appendix section of the SAI.


RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. For example, tender option bonds, commercial paper and other promissory notes may be issued under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified institutional buyers, such as the funds, under Securities Act Rule 144A.

Restricted securities may be deemed liquid or illiquid. In order to be deemed liquid, a fund must be able to dispose of the security in the ordinary course of business at approximately the amount the fund has valued the security. In addition, the investment adviser must determine that an institutional or other market exists for these securities. In making this determination, the investment adviser may take into account any liquidity support associated with the security. It is not possible to predict with assurance whether the market for any restricted security will continue. Therefore, the investment adviser monitors a fund's investments in these securities, focusing on factors, such as valuation, liquidity and availability of information. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolio may increase if buyers in that market become unwilling to purchase the securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Because investment companies employ investment advisers and other service providers, investments by a fund into another investment company may cause shareholders to pay duplicative fees and incur expenses.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the SchwabFunds(R) an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Schwab fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with "funds of funds", including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by the investing fund over the underlying fund. The conditions apply only when a Schwab fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

STATE-SPECIFIC MUNICIPAL MONEY FUNDS are municipal money market funds that invest in securities that pay income that is exempt from federal taxes and the taxes of a particular state. These funds may invest primarily and generally predominately in municipal money market securities issued by or on behalf of one state or one state's counties, municipalities, authorities or other subdivisions. They also may invest in securities issued by certain U.S. territories and possessions, such as Puerto Rico, that pay income that is exempt from federal and state income tax.

These funds' securities are subject to the same general risks associated with other municipal money market funds' securities. In addition, their values will be particularly affected by economic, political, geographic and demographic conditions and developments within the appropriate state. A fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities.

These funds are not suitable for investors who would not benefit from the tax-exempt character of each fund's investments, such as holders of IRAs, qualified retirement plans or other tax-exempt entities.





The following information is a brief summary of certain factors affecting the economies of the State of California, New York, New Jersey, Florida and Pennsylvania as of the date of this document and does not purport to be a complete description of such factors, nor does it represent a complete analysis of every factor affecting debt obligations of each State. In addition, the ratings of Moody's,

S&P and Fitch referred to below represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.



CALIFORNIA. The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries are sensitive to trade disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption.






California includes areas of geological instability and has in the past experienced major earthquakes that have resulted in significant economic damage. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.


Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State has experienced an economic recession in 2001 and a sluggish recovery in 2002 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues.





The State's 2002-03 Budget projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, including stock option and capital gain realizations, have been particularly impacted. The May 2002 Revision to the Governor's Budget projected a combined budget gap 2001-02 and 2002-03 fiscal years of approximately 23.6 billion.












The 2003-04 Governor's Budget, released on January 10, 2003, projected a significant downward revision in State revenues as a result of the longer than expected economic recovery. The decline was mainly due to weak personal income tax revenues. As a result, the Administration projected a $34.6 billion budget shortfall for 2002-03 and 2003-04. The 2003-04 Budget addresses the gap by proposing cuts and savings, State-local program realignment, fund shifts, transfers/other revenue, and loans/borrowing. Although the budget does not propose any tax increases to support General Fund obligations, the budget does fund the State-local program realignment through dedicated revenue streams based on a sales tax increase, new tax brackets and an increased excise tax on cigarettes and other tobacco products. Many of these proposals are controversial and there can be no assurance which will eventually be enacted by the Legislature.












As of February 10, 2003, the State's general obligation bonds were rated A2 by Moody's, A by Standard & Poor's, and A by Fitch Ratings. On February 10, 2003, Moody's lowered its rating from A1 to A2 to reflect the magnitude of the imbalance between the State's revenues and expenditures, and the expectation the State will not be able to sufficiently address the imbalance in the upcoming fiscal year - given the inherent obstacles to reaching consensus on solutions to the problem. Citing a sharply higher General Fund deficit of $34.6 billion for fiscal years 2002-03 and 2003-04, in December 2002, Standard & Poor's lowered its rating to A from A+. Fitch's similarly lowered its rating to A from AA citing financial pressure since 2001, reflecting in part recessionary conditions and an unprecedented drop in personal income tax receipts which it expects to continue in 2003-04.

It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.



























The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 9,800,000 (Los Angeles). The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services. Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.









The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.
Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment that changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.









Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the impact of this or related legislation can not be predicted.


Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.




The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.


NEW YORK. New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.



The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its Agencies and Authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that Agencies, Authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of the Agencies or Authorities suffers serious financial difficulty, both the ability of the State, the City, the State's political subdivisions, the Agencies and the Authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities are adversely affected. Over the long term, the State and City face potential economic problems. The City accounts for a large portion of the State's population and personal income, and the City's financial health affects the State in numerous ways. The City continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements.



New York State. On May 15, 2002, the Governor and legislative leaders announced that they had come to an agreement on a final balanced 2002-2003 State Budget. The State Budget was enacted on May 16, 2002 and included actions to close the budget gap previously identified in the State Executive Budget plus an additional $1.4 billion gap identified in March and April 2002. The State Budget includes a series of one-time actions to close a projected budget gap. These actions included using available cash reserves and other fund balances; implementing a tax amnesty program; offering early retirement to state workers; and converting hard dollar capital financing to bonding while reducing overall capital authorizations. The State's Tax Stabilization Reserve Fund, a fund to address unforeseen budget needs, will be maintained at $710 million. A $1.0 billion tax cut is included in the State Budget targeted to job creation, victims of September 11, economic incentives to lower Manhattan and senior citizens.



Press reports in mid October 2002 indicated that the State's budget gap for the 2002-03 and 2003-04 fiscal years may have grown substantially. Furthermore, while the State Executive Budget projected potential budget gaps in fiscal years 2003-2004 and 2004-2005 the November Update now projects a substantially larger gap for 2003 - 2004. The most significant risks to the State's financial plan set forth in the State Executive Budget are the rate of layoffs related to September 11, and the impact of the event upon the City and the personal income statewide. However, experts predict that pay increases in the New York City metro area will range between 3 and 4% next year, below the 4 to 4.5% range of the last two years, thereby depressing growth in tax revenues. In addition, the occurrence of other terrorist attacks whether within or outside of New York could have a significant adverse effect on the State's economy. The volatility of the financial markets even before September 11 and its impact upon financial sector compensation and capital gains recognition by investors also represent a significant risk to the State's financial plan, as set forth in the State Executive Budget. The November Update listed additional factors which could adversely affect the State's financial situation, including: i) a slower rebound of the national and State economies which may possibly lead to a "double-dip" recession, ii) escalation of tensions in the Middle East and their impact on energy prices, iii) slowing growth in consumer spending, iv) absence of a rebound in investment spending, v) increased uncertainty regarding the timing of tax payments, and vi) further reductions in employment and compensation in the financial services industry.

The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. As of December 31, 2001, there were 17 Authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of all Authorities was $101 billion, only a portion of which constitutes State-supported or State-related debt. Authorities generally paying their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.



As of the date of this SAI, S&P rates the State's general obligation bonds AA, Moody's rates the State's general obligation bonds A2, and Fitch rates the State's general obligation bonds AA. In December 2002, Moody's changed its rating of the State's outlook from positive to stable.



New York City. The Mayor is responsible for preparing the City's four-year financial plan including the current financial plan for the 2003 through 2006 fiscal years. The Financial Plan projects revenues and expenditures for the 2003 fiscal year, balanced in accordance with GAAP after $677 million of discretionary and other transfers in fiscal year 2002 to pay debt service and other payments due in fiscal year 2003, and projects gaps of $3.7 billion, $4.2 billion and $4.6 billion for fiscal years 2004-2006, respectively. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors the effects of the September 11 attack on the City's economy; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; and adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor.



Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of the Transitional Finance Authority ("TFA"), which issues debt secured by personal income tax and sales tax revenues, TSASC Inc. ("TSASC"), which issues debt secured by revenues derived from the settlement of litigation with tobacco companies, and the New York City Municipal Water Finance Authority (the "Water Authority") which issues debt secured by water and sewer revenues. The TFA and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA and TSASC and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes. The City Comptroller and other agencies and public officials issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City Plan.



As of the date of this SAI, Moody's, S&P and Fitch currently rate the City's outstanding general obligation bonds A2, A and A+, respectively. In November 2001, Moody's changed its rating of the City's outlook from stable to negative. Similarly, Standard & Poor's changed its outlook for the City to negative in November 2002.



Each of the State and New York City is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 2002-03 fiscal year. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2002 amounted to approximately $4.3 billion. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential reserves available for the payment of judgments.



PENNSYLVANIA. Pennsylvania had been historically identified as a heavy industry state although that reputation changed as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education, and financial institutions.



Following five years of budgetary surpluses, fiscal 2002 saw a revenue shortfall resulting from the economic slowdown, stock market decline and weakening of corporate profits. Despite modest expenditure reductions and increases revenue transfers, operations were balanced by effectively depleting the Tax Stabilization Reserve Fund. The fiscal 2003 budget was balanced with the use of one-time monies. The new administration, seated in January 2003, is reported to be considering a range of savings and revenue options to bring the budget back into structural balance.



The fiscal year 2003 estimate for Commonwealth revenues was prepared in June 2002 at the time of budget enactment based upon an economic forecast for national real gross domestic product to grow at a 3.9 percent rate from the second quarter of 2002 to the second quarter of 2003. The forecast anticipates that economic growth will recover from the 2001-2002 recession at a pace below that which normally follows a recession. Inflation is expected to be low for fiscal year 2003 and unemployment levels are believed to have peaked in the second quarter of 2002. Trends in the Pennsylvania economy are expected to maintain their current close association with national economic trends. Personal income growth in Pennsylvania is anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be close to the national rate.



As of the date of this SAI, all outstanding general obligation bonds of the Commonwealth are rated AA by S&P, Aa2 by Moody's and AA by Fitch. The City of Philadelphia's long-term obligations supported by payments from the City's General Fund are rated BBB by S&P, Baa1 (underlying rating only) by Moody's and A- by Fitch (underlying rating only), as of the date of this SAI.



A number of local governments in the Commonwealth, most notably Philadelphia, have from time to time faced fiscal stress, and have been unable to address serious economic, social, and health care problems within revenue constraints. Philadelphia's credit prospects have significantly improved but remain a challenge to the credit quality of Pennsylvania, longer term. In addition, the city of Pittsburgh is currently facing fiscal stress.

FLORIDA. The State of Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. Its primary vulnerability is exposure to the business cycle affecting both the tourism and construction sectors. The management of rapid growth has been the major challenge facing state and local governments. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the state's budget balancing efforts.



As of the date of this SAI, Florida's general obligation bonds have been rated in the "AA" category by both S&P (currently, AA+) and Moody for over two decades. Currently, Fitch also rates Florida's general obligation bonds "AA". In July 2002, Moody's changed its outlook on Florida's "Aa2" rating to "Stable" from "Negative" citing improvements in sales tax revenue collections, prompt budget reductions in response to the post 9/11 revenue weakening and the state's tradition of conservative fiscal management.



Debt levels in the State of Florida are moderate to high, reflecting the tremendous capital demands associated with rapid population growth. Florida is unusual among states in that all general obligation "full faith and credit" debt issues of municipalities must be approved by public referendum and are, therefore, relatively rare. Most debt instruments issued by local municipalities and authorities have a more narrow pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes. The State of Florida issues general obligation debt for a variety of purposes; however, the State Constitution requires a specific revenue stream to be pledged to State general obligation bonds as well.



Revenue pressures are ongoing for the 2002/2003 budget year. State officials still face tremendous capital and operating pressures due to the growth that will continue to strain the state's narrow revenue base. Recently voters approved a plan to reduce public school class size; funding for the program, the cost of which is substantial, is expected to further pressure the State's and local school districts' budgets. Future budgets may require a wider revenue base to meet such demands; the most likely candidate for such revenue enhancement may be a tax on consumer services, although this was tried unsuccessfully in the 1980s. The creation of a Florida personal income tax is a very remote possibility, since it would require an amendment to the State's Constitution and a higher level of political support than has currently been generated.



NEW JERSEY. As true of most states in 2002 and projected for 2003, financial position has deteriorated as a result of the softened economy, under-performing revenues and a structurally unbalanced budget. In March 2002, Moody's downgraded New Jersey from "AA1" to "AA2" and continues to maintain a "Negative" outlook. The downgrade reflected the sudden negative effect on the state's budget from revenue losses resulting from the depressed stock market and weakened financial services industry, which combined with across the board spending pressures and substantially reduced reserves are expected to strain state finances over the next two years. In June, 2002, S&P downgraded New Jersey from "AA+" to "AA" citing the downward revision in revenues and decrease in reserves leading to reduced financial flexibility and the increased likelihood that it would require several years to bring the state's budget into structural balance. S&P maintains a "Stable" outlook on the state's credit. As of the date of this SAI, Fitch maintains a rating of "AA" on New Jersey's general obligation bonds with a "Negative" rating watch. In general, New Jersey's credit quality reflects the diversification of its economy, a manageable but growing debt position and wealth levels much higher than the national average. The credit risk associated with direct obligations of the State of New Jersey and state agencies, including general obligation and revenue bonds, and lease debt, compares favorably to that of other states.

The State's debt burden is manageable in relation to the State's wealth and resources, but has increased significantly since 1991 as the State has financed capital outlays previously funded out of current revenues such as transportation improvements and pension liabilities. Tax-supported debt as measured against income and population is now among the highest in the U.S. Debt levels are expected to continue to increase as the state and the local school districts borrow in association with the School Construction Program. A positive credit factor for local government in New Jersey is the strong state oversight of local government operations. The State can and has seized control of mismanaged jurisdictions. In addition, the State guarantees the debt service of many local government bond issues such as those for school districts. Despite the strengths of New Jersey credit quality, there are risks. New Jersey has a number of older urban centers, including Newark and Camden, which present a continuing vulnerability with respect to economic and social problems. The cost of financing solid waste management continues to be a challenge to local government. There is pressure for property tax reform, and this too could adversely affect State finances in the future.


TAXABLE SECURITIES. Under normal conditions, the funds do not intend to invest in securities in which interest is subject to federal income and/or state and local personal income taxes. However, from time to time, as a defensive measure or under abnormal market conditions, the funds may make temporary investments in securities, the interest on which is subject to federal income and/or state and local personal income taxes.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or SALLIE
MAE), and the Federal Home Loan Bank (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their prices and yields to fluctuate.

U.S. TREASURY SECURITIES are obligations of the U.S. Treasury and include bills, notes and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States government.

VARIABLE AND FLOATING RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by a fund. In addition, a fund may exercise only its demand rights at certain times. A fund could suffer losses in the event that the issuer defaults on its obligation.

Synthetic variable or floating rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interest in the underlying bonds. Interest payments are made on the bonds based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt also may participate in any gain or loss on the sale of such bonds. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a fund's investment limitations.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of each fund's outstanding voting shares.

EACH OF SCHWAB MUNICIPAL MONEY FUND, SCHWAB CALIFORNIA MUNICIPAL MONEY FUND AND SCHWAB NEW YORK MUNICIPAL MONEY FUND MAY NOT:

(1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Lend or borrow money, except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Pledge, mortgage or hypothecate any of its assets, except to the extent as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) Issue senior securities, except to the extent as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) Purchase securities or make investments other than in accordance with investment objectives and policies.

SCHWAB MUNICIPAL MONEY FUND MAY NOT:


         Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

EACH OF SCHWAB NEW JERSEY MUNICIPAL MONEY FUND, SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND AND SCHWAB FLORIDA MUNICIPAL MONEY FUND MAY NOT:

(1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) Purchase or sell commodities, commodities contracts, futures contracts, or real estate, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3) Lend or borrow money, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) Underwrite securities, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5) Pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) Issue senior securities, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act presently restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Concentration. The SEC presently defines concentration as investing 25% or more of a fund's net assets in an industry or group of industries, with certain exceptions. Municipal securities are not deemed to be issued by an issuer from a single industry or group of industries.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, the funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the funds' Board of Trustees.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(3) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(4) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(6)      Invest more than 10% of its net assets in illiquid securities.

(7) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

THE SCHWAB MUNICIPAL MONEY FUND MAY NOT:


         Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry, group of industries or in any one state

         (although securities issued by government or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).


THE SCHWAB CALIFORNIA MUNICIPAL MONEY FUND, THE SCHWAB NEW YORK MUNICIPAL MONEY FUND, THE SCHWAB NEW JERSEY MUNICIPAL MONEY FUND, THE SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND AND THE SCHWAB FLORIDA MUNICIPAL MONEY FUND MAY NOT:


         Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (although securities issued by government or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).


Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUNDS


Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 7 times during the most recent fiscal year.


Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.


The information is provided as of December 31, 2002. Each of the officers and/or trustees also serves in the same capacity as described for the trust, for Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios (the "fund complex"), which, as of December 31, 2002, included 45 funds. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.


Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:

                                           TERM OF
                                           OFFICE
                                             AND                      PRINCIPAL
     NAME AND          POSITION(S)        LENGTH OF                  OCCUPATIONS
     DATE OF            WITH THE            TIME                      DURING THE                               OTHER
      BIRTH              TRUST             SERVED 1                 PAST FIVE YEARS                         DIRECTORSHIPS
                                                     INDEPENDENT TRUSTEES

DONALD F. DORWARD       Trustee      Trustee of The Charles   Chief Executive Officer,
September 23, 1931                   Schwab Family of Funds   Dorward & Associates
                                     since 1989.              (corporate management,
                                                              marketing and communications
                                                              consulting firm). From 1996
                                                              to 1999, Executive Vice
                                                              President and Managing
                                                              Director, Grey Advertising.

ROBERT G. HOLMES        Trustee      Trustee of The Charles   Chairman, Chief Executive
May 15, 1931                         Schwab Family of Funds   Officer and Director, Semloh
                                     since 1989.              Financial, Inc. (international
                                                              financial services and
                                                              investment advisory firm).

DONALD R. STEPHENS      Trustee      Trustee of The Charles   Managing Partner, D.R.  Stephens &
June 28, 1938                        Schwab Family of         Company (investments). Prior to 1996,
                                     Funds since 1989.        Chairman and Chief Executive
                                                              Officer of North American
                                                              Trust (real estate investment
                                                              trust).


---------------------------


1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000, will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

MICHAEL W. WILSEY       Trustee      Trustee of The Charles   Chairman and Chief Executive
August 18, 1943                      Schwab Family of Funds   Officer, Wilsey Bennett, Inc.
                                     since 1989.              (truck and air transportation,
                                                              real estate investment and
                                                              management, and investments).

MARIANN BYERWALTER      Trustee      Trustee of The Charles   Chairman of JDN Corporate         Ms. Byerwalter also is on the Board
August 13, 1960                      Schwab Family of Funds   Advisory LLC. From 1996 to        of Trustees of Stanford University,
                                     since 2000.              2001, Ms. Byerwalter was the      America First Companies, Omaha,
                                                              Vice President for Business       NE (venture capital/fund
                                                              Affairs and Chief Financial       management), Redwood Trust, Inc.
                                                              Officer of Stanford               (mortgage finance), Stanford
                                                              University and, in  2001,         Hospitals and Clinics, SRI
                                                              Special Advisor to the            International (research), PMI Group,
                                                              President of Stanford             Inc. (mortgage insurance) and Lucile
                                                              University. 2                     Packard Children's Hospital;
                                                                                                Director until 2002, LookSmart, Ltd.
                                                                                                (an Internet infrastructure
                                                                                                company).

WILLIAM A. HASLER       Trustee      Trustee of The Charles   Co-Chief Executive Officer,       Mr. Hasler also is on the Board of
November 22, 1941                    Schwab Family of Funds   Aphton Corporation (bio-          Directors of Solectron Corporation
                                     since 2000.              pharmaceuticals). Prior to        (manufacturing), Tenera, Inc.
                                                              August 1998, Mr. Hasler was
                                                              Dean of the


---------------------------





2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since December 1993. From 1996 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

                                                              Haas School of Business at the    (services and software), Airlease
                                                              University of California,         Ltd. (aircraft leasing), Mission
                                                              Berkeley (higher education).      West Properties (commercial real
                                                                                                estate) and Digital Microwave
                                                                                                Corporation (a network equipment
                                                                                                corporation).

GERALD B. SMITH         Trustee      Trustee of The Charles   Since 1990, Chairman and Chief    Mr. Smith is also on the Board of
September 28, 1950                   Schwab Family of Funds   Executive Officer and founder     Directors of Rorento N.V.
                                     since 2000.              of Smith Graham & Co.             (investments - Netherlands) and
                                                              (investment advisors).            Cooper Industries (electrical
                                                                                                products, tools and hardware), and
                                                                                                is a member of the audit committee
                                                                                                of Northern Border Partners, L.P.
                                                                                                (energy); Director until 2002,
                                                                                                Pennzoil Quaker State Company (oil
                                                                                                and gas).

                                                    INTERESTED TRUSTEES

CHARLES R. SCHWAB 3     Chairman     Chairman and Trustee     Chairman, Co-Chief Executive      Director, U.S. Trust Corporation,
July 29, 1937           and          of The Charles Schwab    Officer and Director, The         United States Trust Company of New
                        Trustee      Family of Funds since    Charles Schwab Corporation;       York, The Gap, Inc. (a clothing
                                     1989.                    Chief Executive Officer and       retailer), Siebel Systems (a
                                                              Director, Schwab Holdings,        software company) and Xign, Inc.
                                                              Inc.; Chairman and Director,      (a developer of electronic payment
                                                              Charles Schwab & Co., Inc.,

---------------------------
3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                              Charles Schwab Investment         systems); Trustee, Board of Trustees
                                                              Management, Inc.; Chairman,       of Stanford University, since 1993;
                                                              Charles Schwab Holdings (UK);     Director until January 1999, Schwab
                                                              Chairman and Chief Executive      Retirement Plan Services, Inc.,
                                                              Officer, Schwab (SIS) Holdings,   Mayer & Schweitzer, Inc. (a
                                                              Inc. I, Schwab International      securities brokerage subsidiary of
                                                              Holdings, Inc.                    The Charles Schwab Corporation),
                                                                                                Performance Technologies, Inc.
                                                                                                (technology company), TrustMark,
                                                                                                Inc.; Director until July 2001, The
                                                                                                Charles Schwab Trust Company;
                                                                                                Director until March 2002,
                                                                                                Audiobase, Inc. (full-service audio
                                                                                                solutions for the Internet);
                                                                                                Director until May 2002, Vodaphone
                                                                                                AirTouch PLC (a telecommunications
                                                                                                company).

JOHN Philip             Trustee      Trustee of The Charles   Vice Chairman and Executive       Director, Performance Technologies,
COGHLAN                              Schwab Family of Funds   Vice President, The Charles       Inc., (technology company);
May 6, 1951                          since 2000.              Schwab Corporation; Vice          Director, Charles Schwab Asset
                                                              Chairman and President -          Management (Ireland) Ltd. and
                                                              Retail, Charles Schwab & Co.,     Charles Schwab Worldwide Funds PLC
                                                              Inc.; Director, Charles Schwab    until March 2002.
                                                              Investment Management, Inc.;
                                                              President, Chief Executive
                                                              Officer and Director, The
                                                              Charles Schwab

                                                              Trust Company; Chairman and
                                                              Director, Schwab Retirement
                                                              Plan Services, Inc., Schwab
                                                              Retirement Technologies, Inc.
                                                              (formerly TrustMark, Inc.).
                                                              Prior to July 2002, Mr.
                                                              Coghlan was Vice Chairman and
                                                              Enterprise President,
                                                              Retirement Plan Services and
                                                              Services for Investment
                                                              Managers, Charles Schwab &
                                                              Co., Inc.

JEFFREY M. LYONS 3      Trustee      Trustee of The Charles   Executive Vice President,
February 22, 1955                    Schwab Family of Funds   Asset Management Products &
                                     since 2002.              Services since September 2001,
                                                              Charles Schwab & Co., Inc.
                                                              Prior to September 2001, Mr.
                                                              Lyons was Executive Vice
                                                              President, Mutual Funds,
                                                              Charles Schwab & Co., Inc.

                                                       OFFICERS

RANDALL W. MERK        President     Officer of The Charles   President and Chief Executive
July 25, 1954          and Chief     Schwab Family of Funds   Officer, Charles Schwab
                       Executive     since 2002.              Investment Management, Inc.
                       Officer                                and Executive Vice President,
                                                              Charles Schwab & Co., Inc.
                                                              Prior to September 2002, Mr.
                                                              Merk was President and Chief

---------------------------
3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                              Investment Officer, American
                                                              Century Investment Management,
                                                              and Director, American Century
                                                              Companies, Inc. (June 2001 to
                                                              August 2002); Chief Investment
                                                              Officer, Fixed Income,
                                                              American Century Companies,
                                                              Inc. (January 1997 to June
                                                              2001).

TAI-CHIN TUNG           Treasurer    Officer of The Charles   Senior Vice President and         Director, Charles Schwab Asset
March 7, 1951           and          Schwab Family of Funds   Chief Financial Officer,          Management (Ireland) Limited and
                        Principal    since 1996.              Charles Schwab Investment         Charles Schwab Worldwide Funds PLC.
                        Financial                             Management, Inc.; Vice
                        Officer.                              President, The Charles Schwab
                                                              Trust Company.

STEPHEN B. WARD         Senior Vice  Officer of The Charles   Director, Senior Vice
April 5, 1955           President    Schwab Family of Funds   President and Chief Investment
                        and Chief    since 1991.              Officer, Charles Schwab
                        Investment                            Investment Management, Inc.;
                        Officer.                              Chief Investment Officer, The
                                                              Charles Schwab Trust Company.

KOJI E. FELTON          Secretary    Officer of The Charles   Senior Vice President, Chief
March 13, 1961                       Schwab Family of Funds   Counsel and Assistant
                                     since 1998.              Corporate Secretary, Charles
                                                              Schwab Investment Management,
                                                              Inc. Prior to June 1998, Mr.
                                                              Felton was a Branch Chief in
                                                              Enforcement at the U.S.
                                                              Securities and Exchange
                                                              Commission in San Francisco.

The continuation of each fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for each fund. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.


At the May 22, 2002, meeting, the Board of Trustees, including a majority of independent trustees, approved the funds' investment advisory and administration agreements (the "Agreements") with CSIM based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreements; (2) the funds' expenses under the Agreements and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.


First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the funds' expenses under the Agreements, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given fund.


Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser from their relationship with the portfolio, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates. The Board also considered information about average expense ratios of portfolios in each portfolio's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.


In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                               TRUSTEE COMMITTEES


The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the independent trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.



The trust has a Nominating Committee, that is comprised of all of the independent trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.


The following table provides trustee compensation information as of December 31, 2002. Unless otherwise stated, information is for the fund complex.


                                         ($)
                                Aggregate Compensation 1
                                      From the:
                                                                    Pension or
                                        Schwab     Schwab New       Retirement              ($)
                          Schwab      California      York       Benefits Accrued    Total Compensation
                         Municipal    Municipal     Municipal    as Part of Fund         from Fund
   Name of Trustee       Money Fund   Money Fund   Money Fund       Expenses             Complex 2
-------------------------------------------------------------------------------------------------------
Charles R. Schwab                 0            0            0          N/A                        0

John Philip Coghlan               0            0            0          N/A                        0

Jeremiah H. Chafkin 3             0            0            0          N/A                        0

Jeffrey M. Lyons 4                0            0            0          N/A                        0

Mariann Byerwalter       $    7,874   $    6,150   $    4,275          N/A               $  152,275


---------------------------


1 Compensation for the fiscal period ending December 31, 2002.



2 Unless otherwise stated, information is for the fund complex, which included 45 funds as of December 31, 2002.



3 Mr. Chafkin resigned from the board effective May 22, 2002.



4 Appointed to the board on May 22, 2002.

                                         ($)
                                Aggregate Compensation 1
                                      From the:
                                                                    Pension or
                                        Schwab     Schwab New       Retirement              ($)
                          Schwab      California      York       Benefits Accrued    Total Compensation
                         Municipal    Municipal     Municipal    as Part of Fund         from Fund
   Name of Trustee       Money Fund   Money Fund   Money Fund       Expenses             Complex 2
-------------------------------------------------------------------------------------------------------
Donald F. Dorward        $    7,894   $    6,166   $    4,286          N/A             $    153,275

William A. Hasler        $    7,894   $    6,166   $    4,286          N/A             $    153,275

Robert G. Holmes         $    7,894   $    6,166   $    4,286          N/A             $    153,275

Gerald B. Smith          $    7,874   $    6,150   $    4,275          N/A             $    152,275

Donald R. Stephens       $    7,874   $    6,150   $    4,275          N/A             $    152,275

Michael W. Wilsey        $    7,588   $    5,929   $    4,124          N/A             $    147,550



                                         ($)
                                Aggregate Compensation 1
                                      From the:
                                                                        Pension or
                         Schwab New     Schwab                          Retirement              ($)
                          Jersey     Pennsylvania   Schwab Florida   Benefits Accrued    Total Compensation
                         Municipal    Municipal        Municipal     as Part of Fund        from Fund
   Name of Trustee       Money Fund   Money Fund      Money Fund         Expenses           Complex 2
-----------------------------------------------------------------------------------------------------------
Charles R. Schwab                 0            0               0            N/A                      0

John Philip Coghlan               0            0               0            N/A                      0

Jeremiah H. Chafkin 3             0            0               0            N/A                      0

Jeffrey M. Lyons 4                0            0               0            N/A                      0

Mariann Byerwalter       $    3,849   $    3,807      $    4,016            N/A             $  152,275

Donald F. Dorward        $    3,859   $    3,817      $    4,027            N/A             $  153,275

William A. Hasler        $    3,859   $    3,817      $    4,027            N/A             $  153,275

Robert G. Holmes         $    3,859   $    3,817      $    4,027            N/A             $  153,275

Gerald B. Smith          $    3,849   $    3,807      $    4,016            N/A             $  152,275

Donald R. Stephens       $    3,849   $    3,807      $    4,016            N/A             $  152,275

Michael W. Wilsey        $    3,714   $    3,673      $    3,875            N/A             $  147,550


---------------------------


1 Compensation for the fiscal period ending December 31, 2002.



2 Unless otherwise stated, information is for the fund complex, which included 45 funds as of December 31, 2002.



3 Mr. Chafkin resigned from the board effective May 22, 2002.



4 Appointed to the board on May 22, 2002.

The following chart provides each trustee's equity ownership of a fund and ownership of the fund complex as of December 31, 2002.


                                       Dollar Range of Trustee
                                       Ownership of the Fund:

                                              Schwab
                                            California          Schwab New     Aggregate Dollar Range Of
                       Schwab Municipal      Municipal         York Municipal  Trustee Ownership In the
  Name of Trustee         Money Fund        Money Fund           Money Fund          Fund Complex
--------------------------------------------------------------------------------------------------------
Charles R. Schwab         $1-$10,000       Over $100,000            None            Over $100,000

John Philip Coghlan          None         $10,001-$50,000           None           $10,001-$50,000

Jeffrey M. Lyons             None         $10,001-$50,000           None           $10,001-$50,000

Mariann Byerwalter           None               None                None              $1-$10,000

Donald F. Dorward            None               None                None           $10,001-$50,000

William A. Hasler            None               None                None           $50,001-$100,000

Robert G. Holmes             None               None                None            Over $100,000

Gerald B. Smith              None               None                None            Over $100,000

Donald R. Stephens           None               None                None            Over $100,000

Michael W. Wilsey            None               None                None            Over $100,000



                                       Dollar Range of Trustee
                                       Ownership of the Fund:

                                               Schwab              Schwab
                       Schwab New Jersey    Pennsylvania          Florida       Aggregate Dollar Range Of
                        Municipal Money       Municipal           Municipal   Trustee Ownership In the Fund
  Name of Trustee            Fund            Money Fund          Money Fund            Complex
-----------------------------------------------------------------------------------------------------------
Charles R. Schwab            None               None                None              Over $100,000

John Philip Coghlan          None               None                None             $10,001-$50,000

Jeffrey M. Lyons             None               None                None             $10,001-$50,000

Mariann Byerwalter           None               None                None                $1-$10,000

Donald F. Dorward            None               None                None             $10,001-$50,000

William A. Hasler            None               None                None             $50,001-$100,000

Robert G. Holmes             None               None                None              Over $100,000

Gerald B. Smith              None               None                None              Over $100,000

Donald R. Stephens           None               None                None              Over $100,000

Michael W. Wilsey            None               None                None              Over $100,000

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of March 25, 2003, the officers and trustees of the trust, as a group, owned of record or beneficially, less than 1% of the outstanding voting securities of any class of each fund.



As of March 26, 2003, no person or entity owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of each fund.














                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER


Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. 1 As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


For its advisory and administrative services to each fund, the investment adviser is entitled to receive a graduated annual fee payable monthly based on each fund's average daily net assets as described below.

First $1 billion - 0.38%
More than $1 billion but not exceeding $10 billion - 0.35%
More than $10 billion but not exceeding $20 billion - 0.32%
More than $20 billion but not exceeding $40 billion - 0.30%
More than $40 billion - 0.27%


For the period between April 30, 1999 and June 1, 2001, for its advisory services to each fund, the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.38% of each fund's average daily net assets of the first $1 billion, 0.35% over $1 billion but not exceeding $10 billion, 0.32% over $10 billion but not exceeding $20 billion, and 0.30% of such assets over $20 billion.



For the fiscal years ended December 31, 2000, 2001 and 2002, Schwab Municipal Money Fund paid investment advisory fees of $16,243,000 (fees were reduced by $14,994,000), $20,325,000 (fees were reduced by $15,884,000) and $23,110,000
(fees were reduced by $16,061,000), respectively.


--------------------------


1 Effective May 9, 2003 Charles R. Schwab will step down as Co-Chief Executive officer.

For the fiscal years ended December 31, 2000, 2001 and 2002, Schwab California Municipal Money Fund paid investment advisory fees of $10,171,000 (fees were reduced by $9,824,000), $12,017,000 (fees were reduced by $9,450,000) and
$13,891,000 (fees were reduced by $9,274,000), respectively.



For the fiscal years ended December 31, 2000, 2001 and 2002, Schwab New York Municipal Money Fund paid investment advisory fees of $2,053,000 (fees were reduced by $1,900,000), $2,844,000 (fees were reduced by $2,363,000) and
$3,342,000 (fees were reduced by $2,495,000), respectively.



For the fiscal years ended December 31, 2000, 2001 and 2002, Schwab New Jersey Municipal Money Fund paid investment advisory fees of $299,000 (fees were reduced by $696,000), $481,000 (fees were reduced by $879,000) and $590,000
(fees were reduced by $940,000), respectively.



For the fiscal years ended December 31, 2000, 2001 and 2002, Schwab Pennsylvania Municipal Money Fund paid investment advisory fees of $203,000 (fees were reduced by $522,000), $285,000 (fees were reduced by $677,000) and $394,000
(fees were reduced by $693,000), respectively.



For the fiscal years ended December 31, 2000, 2001 and 2002, Schwab Florida Municipal Money Fund paid investment advisory fees of $709,000 (fees were reduced by $2,216,000), $787,000 (fees were reduced by $2,354,000) and $932,000
(fees were reduced by $2,530,000), respectively.



The investment adviser and Schwab have contractually guaranteed that through at least April 30, 2004, total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of each of the Sweep Shares of the Schwab Municipal Money Fund, the Schwab California Municipal Money Fund, the Schwab New York Municipal Money Fund, the Schwab New Jersey Municipal Money Fund, the Schwab Pennsylvania Municipal Money Fund and the Schwab Florida Municipal Money Fund will not exceed 0.66%, 0.65%, 0.69%, 0.65%, 0.65% and 0.66%, respectively, of each class' average daily net assets. Prior to 4/30/03, the investment adviser and Schwab had voluntarily further reduced the Florida Municipal Money Fund's annual operating expenses to 0.59%.



The investment adviser and Schwab have contractually guaranteed that through at least April 30, 2004, total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of each of the Value Advantage Shares of the Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund will not exceed 0.45% of each class' average daily net assets.


The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, if any, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to an agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee from each fund's Sweep Shares, payable monthly in the amount of 0.25% of the Sweep Shares' average daily net assets.

For the services performed as transfer agent under its contract with the Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, Schwab is entitled to receive an annual fee from each fund's Value Advantage Shares, payable monthly in the amount of 0.05% of the Value Advantage Shares' average daily net assets.

For the services performed as shareholder services agent under its contract with each fund, Schwab is entitled to receive an annual fee from each fund's Sweep Shares, payable monthly in the amount of 0.20% of the Sweep Shares' average daily net assets.


For the services performed as shareholder services agent under its contract with the Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund, Schwab is entitled to receive an annual fee from each fund's Value Advantage Shares, payable monthly in the amount of 0.17% of the Value Advantage Shares' average daily net assets. Prior to June 1, 2001, the annual fee for shareholder services was 0.20% of average daily net assets.


                          CUSTODIAN AND FUND ACCOUNTANT


PFPC Trust Company, 8800 Tinicum Blvd, Third Floor, Suite 200, Philadelphia, PA 19153, serves as custodian for the funds, and PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant.


The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains the books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANTS


The funds' independent accountants, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the trust and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended December 31, 2002, are included in the funds' annual report, which is a separate report supplied with the SAI.

                                 OTHER EXPENSES

The funds pay other expenses that typically are connected with the trust's operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the funds. Expenses not directly attributable to a particular fund will generally be allocated among the funds in the trust on the basis of each fund's relative net assets at the time the expense is incurred.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the funds' portfolio turnover rate for reporting purposes is expected to be near zero.

                             PORTFOLIO TRANSACTIONS


Each of the funds paid no brokerage commissions during the last three fiscal years.


The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of a fund. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. A fund does not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices a fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds invest are traded primarily in the over-the-counter market and or purchased directly from the issuer or an underwriter or market maker. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and underwriting commissions.

The investment adviser seeks to obtain the best overall execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.

The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with applicable SEC guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.


The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.


A fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances.

The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable a fund to trade directly with other institutional holders. At times, this may allow a fund to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.


                             REGULAR BROKER-DEALERS



Each fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended December 31, 2002, no fund purchased securities issued by its regular broker-dealers.

                            DESCRIPTION OF THE TRUST

Each fund is a series of The Charles Schwab Family of Funds, an open-end investment management company organized as a Massachusetts business trust on October 20, 1989.


The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's or class' minimum initial investment, minimum additional investment and minimum balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.


The funds may hold special meetings of shareholders, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value per share as determined in accordance with the bylaws.

           PURCHASE, REDEMPTION AND PRICING OF SHARES AND DELIVERY OF
                              SHAREHOLDER DOCUMENTS

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (the Fed) are open. The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading sessions closes early. The funds reserve the right to open for business on days the NYSE is closed but the Fed is open. The following holiday closings are currently scheduled for 2003: New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (observed), Veterans' Day (observed), Thanksgiving Day and Christmas Day. On any day that the Fed, NYSE or principal government securities markets close early, the funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received by the funds' transfer agent.

As long as the funds or Schwab follow reasonable procedures to confirm that your telephone or Internet order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

Each fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each of Schwab Municipal Money Fund, Schwab California Municipal Money Fund and Schwab New York Municipal Money Fund is composed of two classes of shares, which share a common investment portfolio and objective. The Sweep Shares are designed to provide convenience through automatic investment of uninvested cash balances and automatic redemptions for transactions in your Schwab account, although shares also may be purchased directly. The Value Advantage Shares do not have a sweep feature, but rather must be purchased directly.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any SchwabFund, including any class of shares, may be sold and the shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirement of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments.

The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                                PRICING OF SHARES


Each fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a fund's investments at amortized cost with market values. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees. The funds use approved pricing services to provide values for their portfolio securities. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.


The amortized cost method of valuation seeks to maintain a stable net asset value per share (NAV) of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and a fund's $1.00 NAV calculated using amortized cost or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

If a fund's NAV calculated using market values declined, or was expected to decline, below a fund's $1.00 NAV calculated using amortized cost, the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain a fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's NAV (calculated using market values) were to increase, or were anticipated to increase above a fund's $1.00 (calculated using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain a fund's $1.00 NAV.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

On each business day that the NAV of a fund is determined, such fund's net investment income will be declared after the close of the fund (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record. Your daily dividend is calculated each business day by applying the daily dividend rate by the number of shares owned, and is rounded to the nearest penny. The daily dividend is accrued each business day, and the sum of the daily dividends is paid monthly. For each fund, dividends will normally be reinvested monthly in shares of the fund at the NAV on the 15th day of each month, if a business day, otherwise on the next business day, except in December when dividends are reinvested on the last business day of December. If cash payment is requested, checks will normally be mailed on the business day following the reinvestment date. Each fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within 7 days.

Each fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a fund generally consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that fund. If a fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. A fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

The funds do not expect to realize any long-term capital gains. However, long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. If you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund may engage in investment techniques that may alter the timing and character of its income. Each fund may be restricted in its use of these techniques by rules relating to its qualification as a regulated investment companies.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more per year as determined under certain IRS rules. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

If, at the close of each quarter of its taxable year, at least 50% of the value of a fund's assets consist of obligations the interest on which is excludable from gross income, the fund may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes.

Exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Code. The AMT is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, and at the rate of 20%, in the case of corporate taxpayers, to the extent it exceeds the taxpayer's federal income tax liability. The AMT may be imposed in the following two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally be an item of tax preference (and, therefore, potentially subject to AMT) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporations' alternative minimum taxable income for purposes of determining the AMT.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of a fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the funds is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") or facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facilities financed from the proceeds of such bonds.

                            STATE TAX CONSIDERATIONS

The following tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable fund's transactions. Investors should consult a tax advisor for more detailed information about state taxes to which they may be subject.

                          CALIFORNIA TAX CONSIDERATIONS

The Schwab California Municipal Money Fund intends to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). The fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the fund's taxable year, at least 50% of the value of the fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) the fund continues to qualify as a regulated investment company.

If the fund qualifies to pay California exempt-interest dividends to shareholders, dividends distributed to shareholders will be considered California exempt-interest dividends (1) if they are designated as exempt-interest dividends by the fund in a written notice to shareholders mailed within 60 days of the close of the fund's taxable year and (2) to the extent the interest received by the fund during the year on California Tax Exempt Obligations exceeds expenses of the fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the fund were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend. The fund will notify its shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in the fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the fund will not be deductible for California personal income tax purposes if the fund distributes California exempt-interest dividends.

                           NEW YORK TAX CONSIDERATIONS




Dividends paid by the Schwab New York Municipal Money Fund that are derived from interest on municipal securities issued by New York State and its political subdivisions or any agency or instrumentality thereof which interest would be exempt under federal law from New York State tax if held by an individual, will be exempt from New York State and New York City personal income and unincorporated business taxes, but not corporate franchise taxes. Dividends paid by the fund that are derived from interest on municipal securities issued by New York and its political subdivisions or any agency or instrumentality thereof will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if the entity receiving the dividends has a sufficient nexus with New York State or New York City.

Other dividends and distributions from other state's municipal securities, U.S. government obligations, taxable income and capital gains that are not exempt from state taxation under federal law and distributions attributable to capital gains, will be subject to New York State personal income tax and New York City personal income tax. Gain from the sale, exchange or other disposition of shares will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business and general corporation taxes. In addition, interest or indebtedness incurred by a shareholder to purchase or carry shares of the fund is not deductible for New York personal income tax purposes to the extent that it relates to New York exempt-interest dividends distributed to a shareholder during the taxable year.

                          NEW JERSEY TAX CONSIDERATIONS

Under current law, investors in the Schwab New Jersey Municipal Money Fund will not be subject to the New Jersey Gross Income Tax on distributions from the fund attributable to interest income from (and net gain, if any, from the disposition
of) New Jersey Municipal Securities or obligations of the United States, its territories and possessions and certain of its agencies and instrumentalities ("Federal Securities") held by the fund, either when received by the fund or when credited or distributed to the investors, provided that the fund meets the requirements for a qualified investment fund by: (1) maintaining its registration as a registered investment company with the SEC; (2) investing at least 80% of the aggregate principal amount of the fund's investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey municipal securities or federal securities at the close of each quarter of the tax year;
(3) investing 100% of its assets in interest-bearing obligations, discount obligations, cash and cash items, including receivables, financial options, futures forward contracts, or other similar financial instruments relating to interest-bearing obligations, discount obligations or bond indexes related thereto; and 4) complying with certain continuing reporting requirements.

However, in Colonial Trust III and Investment Company Institute v. Director, Division of Taxation, DKT No. 009777-93 (NJ Tax Court, Feb. 21, 1997) the New Jersey Tax Court nullified the New Jersey threshold requirements stated above. The court ruled that New Jersey could not impose its gross income tax on shareholder distributions attributable to interest paid on obligations of the United States government from a mutual fund that did not meet the requirements to be a qualified investment fund.

For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey municipal securities and federal securities, and distributions from net realized capital gains in respect of such investments, will be taxable.

Gain on the disposition of shares is not subject to New Jersey Gross Income Tax, provided that the fund meets the requirements for a qualified investment fund set forth above.

                         PENNSYLVANIA TAX CONSIDERATIONS

For purposes of the Pennsylvania Personal Income Tax and the Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by the Schwab Pennsylvania Municipal Money Fund from its investments in Pennsylvania Municipal Securities or obligations of the United States, its territories and possessions and certain of its agencies and instrumentalities (Federal Securities) are not taxable. Distributions by the fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.

Distributions paid by the fund, which are excludable as exempt income for federal tax purposes, are not subject to the Pennsylvania corporate net income tax. An additional deduction from Pennsylvania taxable income is permitted for the amount of distributions paid by the fund attributable to interest received by the fund from its investments in Pennsylvania municipal securities and federal securities to the extent included in federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the federal income tax return that would not have been allowed under the Code if the interest were exempt from federal income tax. Distributions by the fund attributable to most other sources may be subject to the Pennsylvania corporate net income tax. It is the current position of the Pennsylvania Department of Revenue that fund shares are considered exempt assets (with a pro rata exclusion based on the value of the fund attributable to its investments in Pennsylvania municipal securities and federal securities) for purposes of determining a corporation's stock value subject to the Commonwealth's capital stock tax or franchise tax.

The fund intends to invest primarily in obligations which produce interest exempt from federal and Pennsylvania taxes. If the fund invests in obligations that are not exempt for Pennsylvania purposes but are exempt for federal purposes, a portion of the fund's distributions will be subject to Pennsylvania personal income tax.

                             FLORIDA INTANGIBLE TAX

Florida does not currently impose an income tax on individuals; therefore distributions made by the

Schwab Florida Municipal Money Fund to Florida residents will not be subject to state income taxes in Florida. Distributions made to shareholders which are Florida corporations may be subject to Florida's corporate income tax. If you are subject to income tax in a state other than Florida, the dividends derived from Florida state and municipal obligations may be taxable.

Florida imposes an intangible personal property tax of 0.10% on all intangible personal property owned by Florida residents on January 1st of each year, including stocks and other securities. Certain types of property are exempt from the intangible tax such as, securities issued by the United States government or its agencies and obligations issued by the State of Florida or its municipalities or counties. The shares of the Florida fund will be exempt from Florida's intangible tax for any given year, if as of the close of business on December 31st of the previous year, 90% or more of the net asset value of the fund's assets consists of exempt securities.

Therefore, in order for the fund and its shareholders to benefit from the exemption, the fund may have to sell any non-exempt securities which it holds in its portfolio prior to the close of business on December 31st of each year. This may cause the fund to liquidate certain of its investments when it would be disadvantageous to do so in order to qualify for the exemption thereby reducing the fund's aggregate investment return.

                         CALCULATION OF PERFORMANCE DATA


The funds' seven-day yields based on the seven days ended December 31, 2002, are stated below and were calculated by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent.


                     Seven-Day Yield as of December 31, 2002


Schwab Municipal Money Fund

   Sweep Shares                                0.83%

   Value Advantage Shares                      1.04%

Schwab California Municipal Money Fund

   Sweep Shares                                0.76%

   Value Advantage Shares                      0.96%

Schwab New York Municipal Money Fund

   Sweep Shares                                0.82%

   Value Advantage Shares                      1.06%

Schwab New Jersey Municipal Money Fund

   Sweep Shares                                0.77%

Schwab Pennsylvania Municipal Money Fund

   Sweep Shares                                0.87%

Schwab Florida Municipal Money Fund

   Sweep Shares                                0.84%

The funds' effective seven-day yields based on the seven days ended December 31, 2002, are stated below and were calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, with the resulting yield figure carried to at least the nearest one hundredth of one percent.


                Seven-Day Effective Yield as of December 31, 2002


Schwab Municipal Money Fund

   Sweep Shares                                0.83%

   Value Advantage Shares                      1.05%

Schwab California Municipal Money Fund

   Sweep Shares                                0.76%

   Value Advantage Shares                      0.96%

Schwab New York Municipal Money Fund

   Sweep Shares                                0.82%

   Value Advantage Shares                      1.07%

Schwab New Jersey Municipal Money Fund

   Sweep Shares                                0.77%

Schwab Pennsylvania Municipal Money Fund

   Sweep Shares                                0.87%

Schwab Florida Municipal Money Fund

   Sweep Shares                                0.84%



The funds' taxable-equivalent seven-day yields based on the seven-days ended December 31, 2002, are stated below and were calculated by dividing that portion of a fund's seven-day yield (as described above) that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of a fund's yield that is not tax-exempt.


           Seven-Day Taxable-Equivalent Yield as of December 31, 2002


Schwab Municipal Money Fund

   Sweep Shares                                1.34%

   Value Advantage Shares                      1.70%

Schwab California Municipal Money Fund         1.35%

   Sweep Shares                                1.71%

   Value Advantage Shares

Schwab New York Municipal Money Fund

   Sweep Shares                                1.48%

   Value Advantage Shares                      1.93%

Schwab New Jersey Municipal Money Fund

   Sweep Shares                                1.33%

Schwab Pennsylvania Municipal Money Fund

   Sweep Shares                                1.45%

Schwab Florida Municipal Money Fund

   Sweep Shares                                1.36%



The funds' taxable-equivalent effective seven-day yields based on the seven-days ended December 31, 2002, are stated below and were calculated by dividing that portion of a fund's effective seven-day yield (as described above) that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of a fund's effective yield that is not tax-exempt.


      Seven-Day Taxable-Equivalent Effective Yield as of December 31, 2002


Schwab Municipal Money Fund

   Sweep Shares                                1.35%

   Value Advantage Shares                      1.71%

Schwab California Municipal Money Fund

   Sweep Shares                                1.36%

   Value Advantage Shares                      1.72%

Schwab New York Municipal Money Fund

   Sweep Shares                                1.49%

   Value Advantage Shares                      1.95%

Schwab New Jersey Municipal Money Fund

   Sweep Shares                                1.34%

Schwab Pennsylvania Municipal Money Fund

   Sweep Shares                                1.46%

Schwab Florida Municipal Money Fund

   Sweep Shares                                1.37%



The above taxable-equivalent yields assume a 2002 maximum federal income tax rate of 38.60% for the Schwab Municipal Money Fund and the Schwab Florida Municipal Money Fund, and a combined federal, state and local (if any) personal income tax rate of 44.31% for the Schwab California Municipal

Money Fund, 42.51% for the Schwab New Jersey Municipal Money Fund, 40.32% for the Schwab Pennsylvania Municipal Money Fund, and 45.05% for the Schwab New York Municipal Money Fund.


A fund also may advertise its average annual total return and cumulative total return. Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates. Cumulative total return is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended December 31, 2002.

The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                         STANDARD & POOR'S CORPORATION

An S&P A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a strong capacity to pay principal and interest is denoted by an SP-2 rating.

                       STATEMENT OF ADDITIONAL INFORMATION


                         SCHWAB RETIREMENT MONEY FUND(R)
                         SCHWAB GOVERNMENT CASH RESERVES
                  SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND(R)

                         VALUE ADVANTAGE INVESTMENTS(R)

             SCHWAB VALUE ADVANTAGE MONEY FUND(R) - INVESTOR SHARES
SCHWAB VALUE ADVANTAGE MONEY FUND(R) - INSTITUTIONAL SHARES AND SELECT SHARES(R)

                      SCHWAB MONEY FUNDS-SWEEP INVESTMENTS

                            SCHWAB MONEY MARKET FUND
                          SCHWAB GOVERNMENT MONEY FUND
                         SCHWAB U.S. TREASURY MONEY FUND



                                 APRIL 30, 2003



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated April 30, 2003 (as amended from time to time).


To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 1-800-435-4000 or write to the funds at P.O. Box 3812 Englewood, Colorado 80155-3812. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.

The funds' most recent annual reports are separate documents supplied with the SAI and include the funds' audited financial statements, which are incorporated by reference into this SAI.

The funds are a series of The Charles Schwab Family of Funds (the trust).

                                TABLE OF CONTENTS


                                                                                             Page
                                                                                             ----
INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, SECURITIES, RISKS AND LIMITATIONS..........      2
MANAGEMENT OF THE FUNDS..................................................................     13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................................     25
INVESTMENT ADVISORY AND OTHER SERVICES...................................................     25
BROKERAGE ALLOCATION AND OTHER PRACTICES.................................................     29
DESCRIPTION OF THE TRUST.................................................................     32
PURCHASE, REDEMPTION AND PRICING OF SHARES AND DELIVERY OF SHAREHOLDER DOCUMENTS.........     33
TAXATION.................................................................................     35
CALCULATION OF PERFORMANCE DATA..........................................................     37
APPENDIX - RATINGS OF INVESTMENT SECURITIES..............................................     39

                  INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES,
                        SECURITIES, RISKS AND LIMITATIONS


                              INVESTMENT OBJECTIVES


Each of the Schwab Government Money Fund, Schwab U.S. Treasury Money Fund, Government Cash Reserves, Schwab Money Market Fund, Schwab Value Advantage Money Fund, Schwab Institutional Advantage Money Fund(R) and Schwab Retirement Money Fund(R) seek the highest current income consistent with stability of capital and liquidity.


Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. There is no guarantee the funds will achieve their objectives.

A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund.

The funds operate as money market funds and seek to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the 1940 Act), as that Rule may be amended from time to time. The Rule's key provisions govern the maturity, quality and diversification of its money market fund investments. For example, with respect to maturity, Rule 2a-7 currently provides that money funds limit their investments to securities with remaining maturities of 397 days or less, and maintain dollar-weighted average maturities of 90 days or less, both calculated as described in the Rule. In addition, money funds may only invest in high quality securities. The funds are also subject to strict diversification requirements under Rule 2a-7.

The following investment strategies, securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7 under the 1940 Act unless otherwise noted.

                              INVESTMENT STRATEGIES





Under normal circumstances, the Schwab U.S. Treasury Money Fund will invest at least 80% of its assets in U.S. Treasury securities; including bills, notes and bonds. The fund will notify its shareholders at least 60 days before changing this policy. Also, for purposes of this policy, assets means net assets plus any borrowings for investment purposes.



Under normal circumstances, each of the Schwab Government Money Fund and Schwab Government Cash Reserves will invest at least 80% of its assets in U.S. government securities including repurchase agreements that are fully collateralized by U.S. government securities. The fund will notify its shareholders at least 60 days before changing this policy. Also, for purposes of this policy, assets means net assets plus any borrowings for investment purposes.



Each of the Schwab Money Market Fund, Schwab Value Advantage Money Fund, Schwab Institutional Advantage Money Fund and the Schwab Retirement Money Fund seeks to achieve its investment objective by investing in high-quality, U.S. dollar-denominated money market securities, including U.S. government securities and repurchase agreements for these securities.


Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                         INVESTMENT SECURITIES AND RISKS

ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivables of an entity, such as a bank or credit card company. These securities are obligations which the issuer intends to repay using the assets backing them (once collected). Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity.

Sometimes the credit quality of these securities is limited to the support provided by the underlying assets, but, in other cases, additional credit support also may be provided by a third party via a letter of credit or insurance guarantee. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.


Based on the primary characteristics of the various types of asset-backed securities, for purposes of a fund's concentration policy, the following asset-backed securities industries have been selected: credit card receivables, automobile receivables, trade receivables and diversified financial assets. A fund will limit its investments in each such industry to less than 25% of its net assets.



BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.


BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will not purchase securities while borrowings are outstanding or will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit, including time deposits, of banks that have capital, surplus and undivided profits in excess of $100 million.



COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.



CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Based on the primary characteristics of non-U.S. (foreign) banks, the funds have identified each foreign country as a separate bank industry for purposes of a fund's concentration policy. A fund will limit its investments in securities issued by foreign banks in each country to less than 25% of its net assets. However, the funds, except for the Schwab U.S. Treasury Money Fund, Schwab Government Money Fund and Schwab Government Cash Reserves, reserve the freedom of action to invest up to 100% of their assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the funds have determined to be subject to the same regulation as U.S. banks).


CREDIT AND LIQUIDITY SUPPORTS or enhancements may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.


DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company and is a diversified mutual fund. Each fund also follows the regulations set forth by the SEC that dictate the diversification requirements for money market mutual funds, as such regulations may be amended or interpreted from time to time.


FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Credit and liquidity supports also may be provided by foreign entities. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.


Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.


ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING allows the funds to borrow money from and/or lend money to other funds in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and it may invest in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involve risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

A fund may lend portfolio securities to qualified broker-dealers or other institutional investors provided that: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, municipalities, corporations and financial institutions (like banks). Money market securities include commercial paper, promissory notes, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.


PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS, sometimes called demand features or guarantees, are agreements that allow the buyer of the put to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. Standby commitments are types of puts.


QUALITY OF INVESTMENTS. Each Fund follows regulations set forth by the SEC that dictate the quality requirements for money market mutual funds, as such regulations may be amended or interpreted from time to time. These regulations require the funds to invest exclusively in high-quality securities. Generally, high-quality securities are securities that present minimal credit risks and are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the Board of Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality by the investment adviser. Money market fund shares and U.S. government securities also are first tier securities. Second tier securities generally are rated within the second-highest category.



Should a security's high-quality rating change after purchase by a fund, the investment adviser would take such action, including no action, as determined to be in the best interest of a fund and as required by Rule 2a-7. For more information about the ratings assigned by some NRSROs, refer to the Appendix section of the SAI.


REPURCHASE AGREEMENTS involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Repurchase agreements will be "collateralized" by first tier securities in which the funds could invest directly. In addition, repurchase agreements collateralized entirely by U.S. government securities may be deemed to be collateralized fully pursuant to Rule 2a-7. Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S. government securities.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. For example, tender option bonds, commercial paper and other promissory notes may be issued under Section 4(2) of the Securities Act of 1933 and may be sold only to qualified institutional buyers, such as the funds, under Securities Act Rule 144A.


Restricted securities may be deemed liquid or illiquid. In order to be deemed liquid, a fund must be able to dispose of the security in the ordinary course of business at approximately the amount the fund has valued the security. In addition, the investment adviser must determine that an institutional or other market exists for these securities. In making this determination, the investment adviser may take into account any liquidity support associated with the security. It is not possible to predict with assurance whether the market for any restricted security will continue. Therefore, the investment adviser monitors a fund's investments in these securities, focusing on factors, such as valuation, liquidity and availability of information. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolio may increase if buyers in that market become unwilling to purchase the securities.


SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Because investment companies employ investment advisers and other service providers, investments by a fund into another investment company may cause shareholders to pay duplicative fees and incur expenses.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the SchwabFunds(R) an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Schwab fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with "funds of funds", including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by the investing fund over the underlying fund. The conditions apply only when a Schwab fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While the risks associated with stripped securities are similar to other money market securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or SALLIE
MAE), and the Federal Home Loan Bank (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their prices and yields to fluctuate.

U.S. TREASURY SECURITIES are obligations of the U.S. Treasury and include bills, notes and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States Government.

VARIABLE AND FLOATING RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by a fund. In addition, a fund may exercise only its demand rights at certain times. A fund could suffer losses in the event that the issuer defaults on its obligation.

Synthetic variable or floating rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interest in the underlying bonds. Interest payments are made on the bonds based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt also may participate in any gain or loss on the sale of such bonds. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a fund's investment limitations.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY A VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING SHARES.

SCHWAB MONEY MARKET FUND, SCHWAB GOVERNMENT MONEY FUND, SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND AND SCHWAB RETIREMENT MONEY FUND MAY NOT:

(1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(8) Purchase securities or make investments other than in accordance with its investment objectives and policies.

SCHWAB U.S. TREASURY MONEY FUND MAY NOT:

(1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

SCHWAB GOVERNMENT CASH RESERVES MAY NOT:

(1) Purchase securities of any issuer unless consistent with its status as a diversified investment management company as defined by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) Concentrate investments in a particular industry or group of industries, or within one state, as concentration is defined under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3) Purchase or sell commodities, commodities contracts, futures contracts, or real estate, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) Lend or borrow money, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5) Underwrite securities, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) Pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) Issue senior securities, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

SCHWAB VALUE ADVANTAGE MONEY FUND(R) MAY NOT:

(1) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) Borrow money, except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE FUNDAMENTAL POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act, a diversified fund, with respect to 75% of its total assets, may not purchase securities (other than U.S. government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or it would own more than 10% of such issuer's outstanding voting securities.

Borrowing. The 1940 Act presently restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Concentration. The SEC presently defines concentration as investing 25% or more of a fund's net assets in an industry or group of industries, with certain exceptions. Municipal securities are not deemed to be issued by an issuer from a single industry or group of industries.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, the funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the funds' Board of Trustees.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

(1) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

(2) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(3)      Invest more than 10% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(6) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and

         (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(7) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(8) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUNDS


Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 7 times during the most recent fiscal year.


Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.


The information is provided as of December 31, 2002. Each of the officers and/or trustees also serves in the same capacity as described for the trust, for Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios (the "fund complex"), which, as of December 31, 2002, included 45 funds. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.


Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:

                                        TERM OF
                                        OFFICE              PRINCIPAL
                                         AND               OCCUPATIONS
 NAME AND             POSITION(S)       LENGTH             DURING THE
 DATE OF               WITH THE         OF TIME            PAST FIVE                    OTHER
  BIRTH                 TRUST           SERVED 1             YEARS                   DIRECTORSHIPS
                              INDEPENDENT TRUSTEES

DONALD F.               Trustee     Trustee of The    Chief Executive
DORWARD                             Charles Schwab    Officer, Dorward &
September 23,                       Family of Funds   Associates (corporate
1931                                since 1989.       management, marketing
                                                      and communications
                                                      consulting firm).
                                                      From 1996 to 1999,
                                                      Executive Vice
                                                      President and Managing
                                                      Director, Grey
                                                      Advertising.

ROBERT G.               Trustee     Trustee of The    Chairman, Chief
HOLMES                              Charles Schwab    Executive Officer and
May 15,                             Family of Funds   Director, Semloh
1931                                since 1989.       Financial, Inc.
                                                      (international
                                                      financial services and
                                                      investment advisory
                                                      firm).

DONALD R.               Trustee     Trustee of The    Managing Partner, D.R.
STEPHENS                            Charles Schwab    Stephens & Company
June 28, 1938                       Family of Funds   (investments). Prior
                                    since 1989.       to 1996, Chairman and
                                                      Chief Executive


--------------


1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000, will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

                                                      Officer of North
                                                      American Trust
                                                      (real estate
                                                      investment trust).

MICHAEL W.            Trustee       Trustee of The    Chairman and Chief
WILSEY                              Charles Schwab    Executive Officer,
August 18, 1943                     Family of Funds   Wilsey Bennett, Inc.
                                    since 1989.       (truck and air
                                                      transportation, real
                                                      estate investment and
                                                      management, and
                                                      investments).

MARIANN               Trustee       Trustee of The    Chairman of JDN           Ms. Byerwalter also
BYERWALTER                          Charles Schwab    Corporate Advisory        is on the Board of
August 13, 1960                     Family of Funds   LLC. From 1996 to         Trustees of Stanford
                                    since 2000.       2001, Ms. Byerwalter      University, America
                                                      was the Vice President    First Companies,
                                                      for Business Affairs      Omaha, NE (venture
                                                      and Chief Financial       capital/fund
                                                      Officer of Stanford       management), Redwood
                                                      University and, in        Trust, Inc. (mortgage
                                                      2001, Special Advisor     finance), Stanford
                                                      to the President of       Hospitals and Clinics,
                                                      Stanford University. 2    SRI International
                                                                                (research), PMI Group,
                                                                                Inc. (mortgage insurance)
                                                                                and Lucile Packard
                                                                                Children's Hospital;
                                                                                Director until 2002,
                                                                                LookSmart, Ltd. (an
                                                                                Internet infrastructure
                                                                                company).

WILLIAM A.            Trustee       Trustee of The    Co-Chief Executive        Mr. Hasler also is on
HASLER                              Charles Schwab    Officer, Aphton           the Board of Directors
November 22,                        Family of         Corporation (bio-         of Solectron
1941


--------------





2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since December 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford

                                    Funds since       pharmaceuticals)          Corporation
                                    2000.             Prior to August 1998,     (manufacturing),
                                                      Mr. Hasler was Dean of    Tenera, Inc.
                                                      the Haas School of        (services and
                                                      Business at the           software), Airlease
                                                      University of             Ltd. (aircraft
                                                      California, Berkeley      leasing), Mission
                                                      (higher education).       West Properties
                                                                                (commercial real
                                                                                estate) and Digital
                                                                                Microwave Corporation
                                                                                (a network equipment
                                                                                corporation).

GERALD B.             Trustee       Trustee of The    Since 1990, Chairman      Mr. Smith is also on
SMITH                               Charles Schwab    and Chief Executive       the Board of
September 28,                       Family of Funds   Officer and founder of    Directors of Rorento
1950                                since 2000.       Smith Graham & Co.        N.V. (investments -
                                                      (investment               Netherlands) and
                                                      advisors).                Cooper Industries
                                                                                (electrical products,
                                                                                tools and hardware),
                                                                                and is a member of
                                                                                the audit committee
                                                                                of Northern Border
                                                                                Partners, L.P. (energy);
                                                                                Director until 2002,
                                                                                Pennzoil Quaker State
                                                                                Company (oil and gas).

                               INTERESTED TRUSTEES

CHARLES R.            Chairman      Chairman and      Chairman, Co-Chief        Director, U.S. Trust
SCHWAB 3              and Trustee   Trustee of The    Executive Officer and     Corporation, United
July 29, 1937                       Charles Schwab    Director, The Char les    States Trust Company
                                    Family of Funds   Schwab Corporation;       of New York, The Gap,
                                    since 1989.       Chief Executive           Inc. (a clothing
                                                      Officer and Direct or,    retailer), Siebel
                                                      Schwab Holdings, I nc.;   Systems (a software
                                                      Chairman and Director,    company) and Xign,
                                                      Charles                   Inc. (a developer of
                                                                                electronic payment
                                                                                systems); Trustee,

--------------
3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                      Schwab & Co.,             Board of Trustees of
                                                      Inc., Charles Schwab      Stanford University,
                                                      Investment Management,    since 1993; Director
                                                      Inc.; Chairman,           until January 1999,
                                                      Charles Schwab            Schwab Retirement
                                                      Holdings (UK);            Plan Services, Inc.,
                                                      Chairman and Chief        Mayer & Schweitzer,
                                                      Executive Officer,        Inc. (a securities
                                                      Schwab (SIS) Holdings,    brokerage subsidiary
                                                      Inc. I, Schwab            of The Charles Schwab
                                                      International             Corporation),
                                                      Holdings, Inc.            Performance
                                                                                Technologies, Inc.
                                                                                (technology company),
                                                                                TrustMark, Inc.;
                                                                                Director until July
                                                                                2001, The Charles
                                                                                Schwab Trust Company;
                                                                                Director until March
                                                                                2002, Audiobase, Inc.
                                                                                (full-service audio
                                                                                solutions for the
                                                                                Internet); Director
                                                                                until May 2002,
                                                                                Vodaphone AirTouch
                                                                                PLC (a
                                                                                telecommunications
                                                                                company).

JOHN PHILIP           Trustee       Trustee of The    Vice Chairman and         Director, Performance
COGHLAN                             Charles Schwab    Executive Vice            Technologies, Inc.,
May 6, 1951                         Family of Funds   President, The Charles    (technology company);
                                    since 2000.       Schwab Corporation;       Director, Charles
                                                      Vice Chairman and         Schwab Asset
                                                      President - Retail,       Management (Ireland)
                                                      Charles Schwab & Co.,     Ltd. and Charles
                                                      Inc.; Director,           Schwab Worldwide
                                                      Charles Schwab            Funds PLC until March
                                                      Investment Management,    2002.
                                                      Inc.; President, Chief
                                                      Executive Officer and
                                                      Director, The

                                                      Charles
                                                      Schwab Trust Company;
                                                      Chairman and Director,
                                                      Schwab Retirement Plan
                                                      Services, Inc., Schwab
                                                      Retirement
                                                      Technologies, Inc.
                                                      (formerly TrustMark,
                                                      Inc.). Prior to July
                                                      2002, Mr. Coghlan was
                                                      Vice Chairman and
                                                      Enterprise President,
                                                      Retirement Plan
                                                      Services and Services
                                                      for Investment
                                                      Managers, Charles
                                                      Schwab & Co., Inc.

JEFFREY M.            Trustee       Trustee of The    Executive Vice
LYONS 3                             Charles Schwab    President, Asset
February 22,                        Family of Funds   Management Products &
1955                                since 2002.       Services since
                                                      September 2001,
                                                      Charles Schwab & Co.,
                                                      Inc. Prior to
                                                      September 2001, Mr.
                                                      Lyons was Executive
                                                      Vice President, Mutual
                                                      Funds, Charles Schwab
                                                      & Co., Inc.

                                    OFFICERS

RANDALL               President     Officer of The    President and Chief
W. MERK               and Chief     Charles Schwab    Executive Officer,
July 25, 1954         Executive     Family of         Charles Schwab
                      Officer

--------------
3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                    Funds since       Investment Management,
                                    2002.             Inc. and Executive
                                                      Vice President,
                                                      Charles Schwab & Co.,
                                                      Inc. Prior to
                                                      September 2002, Mr.
                                                      Merk was President and
                                                      Chief Investment
                                                      Officer, American
                                                      Century Investment
                                                      Management, and
                                                      Director, American
                                                      Century Companies,
                                                      Inc. (June 2001 to
                                                      August 2002); Chief
                                                      Investment Officer,
                                                      Fixed Income, American
                                                      Century Companies,
                                                      Inc. (January 1997 to
                                                      June 2001).

TAI-CHIN TUNG         Treasurer     Officer of The    Senior Vice President     Director, Charles
March 7, 1951         and           Charles Schwab    and Chief Financial       Schwab Asset
                      Principal     Family of Funds   Officer, Charles          Management (Ireland)
                      Financial     since 1996.       Schwab Investment         Limited and Charles
                      Officer.                        Management, Inc.; Vice    Schwab Worldwide
                                                      President, The Charles    Funds PLC.
                                                      Schwab Trust Company.

STEPHEN B.            Senior Vice   Officer of The    Director, Senior Vice
WARD                  President     Charles Schwab    President and Chief
April 5, 1955         and Chief     Family of Funds   Investment Officer,
                      Investment    since 1991.       Charles Schwab
                      Officer.

                                                      Investment Management,
                                                      Inc.; Chief Investment
                                                      Officer, The Charles
                                                      Schwab Trust Company.

KOJI E.               Secretary     Officer of The    Senior Vice President,
FELTON                              Charles Schwab    Chief Counsel and
March 13,                           Family of Funds   Assistant Corporate
1961                                since 1998.       Secretary, Charles
                                                      Schwab Investment
                                                      Management, Inc.
                                                      Prior to June 1998,
                                                      Mr. Felton was a
                                                      Branch Chief in
                                                      Enforcement at the
                                                      U.S. Securities and
                                                      Exchange Commission in
                                                      San Francisco.

The continuation of each fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for each fund. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.


At the May 22, 2002, meeting, the Board of Trustees, including a majority of independent trustees, approved the funds' investment advisory and administration agreements (the "Agreements") with CSIM based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreements; (2) the funds' expenses under the Agreements and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.


First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the funds' expenses under the Agreements, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates.

In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                               TRUSTEE COMMITTEES


The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the independent trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.



The trust has a Nominating Committee, that is comprised of all of the independent trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.


The following table provides trustee compensation information as of December 31, 2002. Unless otherwise stated, information is for the fund complex.

                                             ($)
                                  Aggregate Compensation 1
                                           From the:                      Pension or
                                                                          Retirement
                                        Schwab        Schwab U.S.      Benefits Accrued          ($)
                        Schwab Money   Government    Treasury Money    as Part of Fund    Total Compensation
  Name of Trustee       Market Fund    Money Fund        Fund             Expenses        from Fund Complex 2
--------------------------------------------------------------------------------------------------------------
Charles R. Schwab                0            0               0              N/A                      0

John Philip Coghlan              0            0               0              N/A                      0

Jeremiah H. Chafkin 3            0            0               0              N/A                      0

Jeffrey M. Lyons 4               0            0               0              N/A                      0

Mariann Byerwalter         $22,910       $4,918          $5,157              N/A               $152,275

Donald F. Dorward          $22,969       $4,931          $5,171              N/A               $153,275

William A. Hasler          $22,969       $4,931          $5,171              N/A               $153,275

Robert G. Holmes           $22,969       $4,931          $5,171              N/A               $153,275

Gerald B. Smith            $22,910       $4,918          $5,157              N/A               $152,275

Donald R. Stephens         $22,910       $4,918          $5,157              N/A               $152,275

Michael W. Wilsey          $22,075       $4,743          $4,971              N/A               $147,550



                                                   ($)
                                         Aggregate Compensation 1
                                                 From the:                                     ($)
                                                                                              Total
                         Schwab Value     Schwab Institutional     Pension or Retirement   Compensation
                        Advantage Money      Advantage Money        Benefits Accrued as     from Fund
  Name of Trustee           Fund                   Fund            Part of Fund Expenses    Complex 2
-------------------------------------------------------------------------------------------------------
Charles R. Schwab                0                    0                    N/A                      0

John Philip Coghlan              0                    0                    N/A                      0

Jeremiah H. Chafkin 3            0                    0                    N/A                      0

Jeffrey M. Lyons 4              0                    0                    N/A                      0

Mariann Byerwalter         $21,397               $4,016                    N/A               $152,275

Donald F. Dorward          $21,454               $4,026                    N/A               $153,275

William A. Hasler          $21,454               $4,026                    N/A               $153,275


--------------------


1 Compensation for the fiscal period ending December 31, 2002.



2 Unless otherwise stated, information is for the fund complex, which included 45 funds as of December 31, 2002.



3 Mr. Chafkin resigned from the board effective May 22, 2002.



4 Appointed to the board on May 22, 2002.

                                                   ($)
                                         Aggregate Compensation 1
                                                 From the:                                     ($)
                                                                                              Total
                         Schwab Value     Schwab Institutional     Pension or Retirement   Compensation
                        Advantage Money      Advantage Money        Benefits Accrued as     from Fund
  Name of Trustee           Fund                   Fund            Part of Fund Expenses    Complex 2
-------------------------------------------------------------------------------------------------------
Robert G. Holmes             $21,454           $4,026                        N/A             $153,275

Gerald B. Smith              $21,397           $4,016                        N/A             $152,275

Donald R. Stephens           $21,397           $4,016                        N/A             $152,275

Michael W. Wilsey            $20,706           $3,874                        N/A             $147,550



                                        ($)
                              Aggregate Compensation 1
                                      From the:                                                ($)
                                                                                              Total
                                                 Schwab            Pension or Retirement   Compensation
                        Schwab Retirement    Government Cash        Benefits Accrued as     from Fund
  Name of Trustee         Money Fund            Reserves           Part of Fund Expenses    Complex 2
-------------------------------------------------------------------------------------------------------
Charles R. Schwab                 0                    0                     N/A                    0

John Philip Coghlan               0                    0                     N/A                    0

Jeremiah H. Chafkin 3             0                    0                     N/A                    0

Jeffrey M. Lyons 4                0                    0                     N/A                    0

Mariann Byerwalter           $3,904               $3,901                     N/A             $152,275

Donald F. Dorward            $3,914               $3,911                     N/A             $153,275

William A. Hasler            $3,914               $3,911                     N/A             $153,275

Robert G. Holmes             $3,914               $3,911                     N/A             $153,275

Gerald B. Smith              $3,904               $3,901                     N/A             $152,275

Donald R. Stephens           $3,904               $3,901                     N/A             $152,275

Michael W. Wilsey            $3,766               $3,763                     N/A             $147,550


--------------------


1 Compensation for the fiscal period ending December 31, 2002.



2 Unless otherwise stated, information is for the fund complex, which included 45 funds as of December 31, 2002.



3 Mr. Chafkin resigned from the board effective May 22, 2002.



4 Appointed to the board on May 22, 2002.

The following chart provides each trustee's equity ownership of a fund and ownership of the fund complex as of December 31, 2002.


                                     Dollar Range of Trustee
                                     Ownership of the Fund:

                                                Schwab          Schwab            Aggregate Dollar Range Of
                             Schwab           Government     U.S. Treasury      Trustee Ownership In the Fund
  Name of Trustee      Money Market Fund      Money Fund      Money Fund                  Complex
-------------------------------------------------------------------------------------------------------------
Charles R. Schwab        Over $100,000     $10,001-$50,000       None                 Over $100,000

John Philip Coghlan     $10,001-$50,000         None             None                $10,001-$50,000

Jeffrey M. Lyons        $10,001-$50,000       $1-$10,000         None                $10,001-$50,000

Mariann Byerwalter        $1-$10,000            None             None                   $1-$10,000

Donald F. Dorward         $1-$10,000            None             None                $10,001-$50,000

William A. Hasler      $50,001-$100,000         None             None                $50,001-$100,000

Robert G. Holmes          $1-$10,000            None             None                 Over $100,000

Gerald B. Smith          Over $100,000          None             None                 Over $100,000

Donald R. Stephens     $50,001-$100,000         None             None                 Over $100,000

Michael W. Wilsey         $1-$10,000            None             None                 Over $100,000



                                           Dollar Range of Trustee
                                           Ownership of the Fund:

                                                                           Schwab
                         Schwab                                         Institutional      Aggregate Dollar
                       Retirement      Schwab         Schwab Value        Advantage        Range Of Trustee
                         Money       Government        Advantage            Money        Ownership In the Fund
  Name of Trustee        Fund       Cash Reserves     Money Fund            Fund                Complex
--------------------------------------------------------------------------------------------------------------
Charles R. Schwab         None      Over $100,000    Over $100,000         None              Over $100,000

John Philip Coghlan       None        $1-$10,000          None             None             $10,001-$50,000

Jeffrey M. Lyons          None           None             None             None             $10,001-$50,000

Mariann Byerwalter        None           None             None             None                $1-$10,000

Donald F. Dorward         None           None        $10,001-$50,000       None             $10,001-$50,000

William A. Hasler         None           None             None             None             $50,001-$100,000

Robert G. Holmes          None           None        Over $100,000         None               Over $100,000

Gerald B. Smith           None           None             None             None               Over $100,000

Donald R. Stephens        None           None        Over $100,000         None               Over $100,000

Michael W. Wilsey         None           None        Over $100,000         None               Over $100,000

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of March 25, 2003, the officers and trustees of the trust, as a group, owned of record or beneficially, less than 1% of the outstanding voting securities of any class of each fund.






As of March 26, 2003, the following represents persons or entities that owned more than 5% of the outstanding voting securities of any class of each fund:












SCHWAB VALUE ADVANTAGE MONEY FUND - INSTITUTIONAL SHARES



Stephen M. Grand TTEE Grand Property TR (beneficial and record owner)
28470 13 Mile Rd. Ste. 220
Farmington Hills, MI 48334                                                      5.50%

SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND

The Charles Schwab & Co. Keogh Plan (record owner only)                         86.23%

     including the following record owners:

     The Charles Schwab Trust Co. FBO                                           64.90%

     The Charles Schwab Trust Co. FBO                                           15.60%

     The Charles Schwab Trust Co.                                                5.70%

SCHWAB RETIREMENT MONEY FUND

The Charles Schwab & Co. Keogh Plan (record owner only)                         52.11%

     including the following record owners:

     The Charles Schwab Trust Co. FBO                                           26.60%

     The Charles Schwab Trust Co. FBO                                           25.50%




                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER


Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. 1 As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


For its advisory and administrative services to the funds, the investment adviser is entitled to receive a graduated annual fee payable monthly based on each fund's average daily net assets as described below.

First $1 billion - 0.38%
More than $1 billion but not exceeding $10 billion - 0.35%
More than $10 billion but not exceeding $20 billion - 0.32%
More than $20 billion but not exceeding $40 billion - 0.30%

---------------------------


1 Effective May 9, 2003, Charles R. Schwab will step down as Co-Chief Executive Officer.

More than $40 billion - 0.27%



For the period between April 30, 1999 and June 1, 2001, for its advisory services to the funds, the investment adviser was entitled to receive a graduated annual fee payable monthly based on each fund's average daily net assets of 0.38% of the first $1 billion, 0.35% over $1 billion but not exceeding $10 billion, 0.32% over $10 billion but not exceeding $20 billion, and 0.30% of such assets over $20 billion.



For the fiscal years ended December 31, 2000, 2001 and 2002, Schwab Value Advantage Money Fund paid investment advisory fees of $41,196,000 (fees were reduced by $61,859,000), $80,933,000 (fees were reduced by $58,666,000) and
$93,535,000 (fees were reduced by $39,489,000), respectively.



For the fiscal years ended December 31, 2000, 2001 and 2002, the Schwab Money Market Fund paid investment advisory fees of $106,875,000 (fees were reduced by $17,969,000), $128,481,000 (fees were reduced by $16,521,000) and $139,090,000
(fees were reduced by $15,808,000), respectively.



For the fiscal years ended December 31, 2000, 2001 and 2002, Schwab Government Money Fund paid investment advisory fees of $6,855,000 (fees were reduced by $2,215,000), $7,598,000 (fees were reduced by $2,597,000) and $8,859,000 (fees were reduced by $2,626,000), respectively.



For the fiscal years ended December 31, 2000, 2001 and 2002, U.S. Treasury Money Fund paid investment advisory fees of $4,363,000 (fees were reduced by $4,575,000), $5,565,000 (fees were reduced by $5,926,000) and $7,311,000 (fees were reduced by $6,959,000), respectively.



For the fiscal years ended December 31, 2000, 2001 and 2002, Schwab Institutional Advantage Money Fund paid investment advisory fees of $1,200,000 (fees were reduced by $1,108,000), $1,642,000 (fees were reduced by $1,227,000)
and $2,040,000 (fees were reduced by $1,101,000), respectively.



For the fiscal years ended December 31, 2000, 2001 and 2002, Schwab Retirement Money Fund paid investment advisory fees of $1,362,000 (fees were reduced by $0), $1,842,000 (fees were reduced by $0) and $2,026,000 (fees were reduced by $0), respectively.



For the fiscal years ended December 31, 2000, 2001 and 2002, Schwab Government Cash Reserves paid investment advisory fees of $160,000 (fees were reduced by $965,000), $649,000 (fees were reduced by $1,242,000) and $1,281,000 (fees were reduced by $920,000), respectively.



The investment adviser and Schwab have contractually agreed that, through April 30, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Money Market Fund will not exceed 0.75% of the average daily net assets.



The investment adviser and Schwab have contractually guaranteed that, through at least April 30, 2004, the total annual operating expenses (excluding interest, taxes, and certain non-routine expenses) of the Schwab Government Money Fund and Schwab U.S. Treasury Money Fund will not exceed 0.75% and 0.65%, respectively of each fund's average daily net assets.



The investment adviser and Schwab have contractually guaranteed that, through at least April 30, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Institutional Advantage Money Fund will not exceed 0.50% of average daily net assets.

The investment adviser and Schwab have contractually guaranteed that through at least April 30, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Value Advantage Money Fund
- Investor Shares will not exceed 0.45% of average daily net assets. Prior to June 1, 2001, the contractually guaranteed operating expenses for the Schwab Value Advantage Money Fund was 0.40% of average daily net assets.



The investment adviser and Schwab have contractually guaranteed that through at least April 30, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Institutional Shares and Select Shares(R) classes of Schwab Value Advantage Money Fund will not exceed 0.24% and 0.35%, respectively of each class' average daily net assets.



The investment adviser and Schwab have contractually guaranteed that, through at least April 30, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Government Cash Reserves will not exceed 1.25% of the fund's average daily net assets.


The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, if any, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to an agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with the Schwab Government Cash Reserves, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Money Market Fund, Schwab is entitled to receive an annual fee from each fund, payable monthly in the amount of 0.25% of each fund's average daily net assets.


For the services performed as transfer agent under its contract with the Schwab Retirement Money Fund and Schwab Institutional Advantage Money Fund, Schwab is entitled to receive an annual fee from each fund, payable monthly in the amount of 0.05% of each fund's average daily net assets.

For the services performed as transfer agent under its contract with the Schwab Value Advantage Money Fund, Schwab is entitled to receive an annual fee from each of the Investor Shares, Select Shares and Institutional Shares of the fund, payable monthly in the amount of 0.05% of the average daily net assets of each class.


For the services performed as shareholder services agent under its contract with the Schwab Retirement Money Fund, Schwab Government Cash Reserves, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Money Market Fund, Schwab is entitled to receive an annual fee from each fund. The fee is payable monthly in the amount of 0.20% of the average daily net assets of each fund.


For the services performed as shareholder services agent under its contract with each of the Schwab Institutional Advantage Money Fund, Schwab is entitled to receive an annual fee payable monthly in the amount of 0.17% of the average daily net assets of each fund. Prior to June 1, 2001, the annual fee for shareholder services was 0.20% of its average daily net assets.



For the services performed as shareholder services agent under its contract with the Schwab Value Advantage Money Fund, Schwab is entitled to receive an annual fee from each of the Investor Shares, Select Shares, and Institutional Shares of the fund, payable monthly in the amount of 0.17% of the average daily net assets of each class. Prior to June 1, 2001, the annual fee for shareholder services was 0.20% of it average daily net assets for Schwab Value Advantage Money Fund - Investor Shares.


                              TRANSACTION SERVICES


Pursuant to a Transaction Services Agreement, Schwab arranges for shareholders of Schwab Government Cash Reserves to have various manual and electronic means by which they can use their fund accounts to cover obligations incident to checking account, Automated Clearing House, automated teller machine and debit card transactions. For its services under the Transaction Services Agreement, Schwab receives transaction-based fees for which it bills the fund monthly. For the fiscal year ended December 31, 2002, Schwab received $2,895,000 as compensation under the Transaction Services Agreement.


                          CUSTODIAN AND FUND ACCOUNTANT


PFPC Trust Company, 8800 Tinicum Blvd., Third Floor, Suite 200, Philadelphia, PA 19153, serves as custodian for the funds, and PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant.


The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains the books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANTS


The funds' independent accountants, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the trust and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended December 31, 2002, are included in the fund's annual report, which is a separate report supplied with the SAI.

                                 OTHER EXPENSES

The funds pay other expenses that typically are connected with the trust's operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the funds. Expenses not directly attributable to a particular fund will generally be allocated among the funds in the trust on the basis of each fund's relative net assets at the time the expense is incurred.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the funds' portfolio turnover rate for reporting purposes is expected to be near zero.

                             PORTFOLIO TRANSACTIONS


Each of the funds paid no brokerage commissions during the last three fiscal years.


The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of a fund. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. A fund does not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices a fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds invest are traded primarily in the over-the-counter market and or purchased directly from the issuer or an underwriter or market maker. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and underwriting commissions.

The investment adviser seeks to obtain the best overall execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.

The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with applicable SEC guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.


The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.


A fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances.

The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable a fund to trade directly with other institutional holders. At times, this may allow a fund to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly


                             REGULAR BROKER-DEALERS



Each fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended December 31, 2002, certain of the funds purchased securities issued by their respective regular broker-dealers, as indicated below:

SCHWAB MONEY MARKET FUND



                                                        Value of Fund's Holdings

     Regular Broker-Dealer                              as of December 31, 2002
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                     $ 1,251,134,000

Morgan Stanley Dean Witter                                  $ 1,171,724,000

Goldman Sachs                                               $ 1,033,000,000

UBS Painewebber, Inc.                                       $ 1,027,738,000

Salomon Smith Barney, Inc.                                  $ 1,018,934,000

Bank of America Securities, LLC                             $   440,000,000

Bear Stearns Co., Inc.                                      $   459,094,000



SCHWAB VALUE ADVANTAGE MONEY FUND



                                                        Value of Fund's Holdings

    Regular Broker-Dealer                               as of December 31, 2002
--------------------------------------------------------------------------------
UBS Painewebber, Inc.                                       $ 1,002,243,000

J.P. Morgan Chase & Co.                                     $   976,397,000

Morgan Stanley Dean Witter                                  $   892,667,000

Goldman Sachs                                               $   808,000,000

Salomon Smith Barney, LLC                                   $   800,385,000

Bank of America Securities, LLC                             $   485,000,000

Credit Suisse First Boston                                  $    97,004,000

Merrill Lynch & Co., Inc.                                   $    54,866,000



SCHWAB INSTITUTIONAL ADVANTAGE MONEY FUND



                                                        Value of Fund's Holdings

    Regular Broker-Dealer                               as of December 31, 2002
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter                                     $ 21,952,000

Goldman Sachs                                                  $ 18,000,000

J.P. Morgan Chase & Co.                                        $ 17,992,000

Salomon Smith Barney, Inc.                                     $ 17,967,000

Bank of America Securities, LLC                                $  5,000,000

Credit Suisse First Boston                                     $  1,000,000

Merrill Lynch & Co., Inc.                                      $    996,000

SCHWAB RETIREMENT MONEY FUND



                                                        Value of Fund's Holdings

   Regular Broker-Dealer                                as of December 31, 2002
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                        $ 13,997,000

Morgan Stanley Dean Witter                                     $ 12,981,000

Goldman Sachs                                                  $ 11,000,000

Salomon Smith Barney, Inc.                                     $ 10,989,000


                            DESCRIPTION OF THE TRUST

Each fund is a series of The Charles Schwab Family of Funds, an open-end investment management company organized as a Massachusetts business trust on October 20, 1989.


The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's or class' minimum initial investment, minimum additional investment and minimum balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.


The funds may hold special meetings of shareholders, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value per share as determined in accordance with the bylaws.

           PURCHASE, REDEMPTION AND PRICING OF SHARES AND DELIVERY OF
                             SHAREHOLDER DOCUMENTS

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (the Fed) are open. The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading sessions closes early. The funds reserve the right to open for business on days the NYSE is closed but the Fed is open. The following holiday closings are currently scheduled for 2003: New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (observed), Veterans' Day (observed), Thanksgiving Day and Christmas Day. On any day that the Fed, NYSE or principal government securities markets close early, the funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received by the funds' transfer agent.

As long as the funds or Schwab follows reasonable procedures to confirm that your telephone or Internet order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

Each fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

The Schwab Value Advantage Money Fund offers three classes of shares, Select Shares(R), Institutional Shares and Investor Shares, which invest in the same portfolio of securities, but which have different minimum investment requirements and different expenses. Select Shares and Institutional Shares offer lower operating expense ratios than the Investor Shares, in return for higher minimums as specified in the prospectus.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any SchwabFund, including any class of shares, may be sold and the shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirement of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments.

The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                                PRICING OF SHARES


Each fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a fund's investments at amortized cost with market values. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees. The funds use approved pricing services to provide values for their portfolio securities. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.


The amortized cost method of valuation seeks to maintain a stable net asset value per share (NAV) of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and a fund's $1.00 NAV calculated using amortized cost or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

If a fund's NAV calculated using market values declined, or was expected to decline, below a fund's $1.00 NAV calculated using amortized cost, the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain a fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's NAV calculated using market values were to increase, or were anticipated to increase above a fund's $1.00 NAV calculated using amortized cost, the Board of Trustees might supplement dividends in an effort to maintain a fund's $1.00 NAV.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

On each business day that the NAV of a fund is determined, such fund's net investment income will be declared after the close of the fund (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record. Your daily dividend is calculated each business day by applying the daily dividend rate by the number of shares owned, and is rounded to the nearest penny. The daily dividend is accrued each business day, and the sum of the daily dividends is paid monthly. For each fund, dividends will normally be reinvested monthly in shares of the fund at the NAV on the 15th day of each month, if a business day, otherwise on the next business day, except in December when dividends are reinvested on the last business day of December. If cash payment is requested, checks will normally be mailed on the business day following the reinvestment date. Each fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within 7 days.

Each fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a fund generally consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that fund. If a fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. A fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

The funds do not expect to realize any long-term capital gains. However long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. If you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment. Note that most states grant tax-exempt status to distributions paid to shareholders from earnings received on direct investment on U.S. government securities, subject to certain restrictions.

A fund may engage in techniques that may alter the timing and character of its income. A fund may be restricted in its use of these techniques by rules relating to its qualification as a regulated investment company.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more per year as determined under certain IRS rules. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

                         CALCULATION OF PERFORMANCE DATA


The funds' seven-day yields based on the seven days ended December 31, 2002, are stated below and were calculated by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent.


                     Seven-Day Yield as of December 31, 2002


Schwab Institutional Advantage Money Fund                                 1.12%
Schwab Retirement Money Fund                                              0.96%
Schwab Value Advantage Money Fund - Investor Shares                       1.17%
Schwab Value Advantage Money Fund - Institutional Shares                  1.38%
Schwab Government Cash Reserves                                           0.23%
Schwab Government Money Fund                                              0.76%
Schwab U.S. Treasury Money Fund                                           0.83%
Schwab Money Market Fund                                                  0.86%



The funds' seven-day effective yields based on the seven days ended December 31, 2002, are stated below and were calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, with the resulting yield figure carried to at least the nearest one hundredth of one percent.


                Seven-Day Effective Yield as of December 31, 2002


Schwab Institutional Advantage Money Fund                                 1.13%
Schwab Retirement Money Fund                                              0.96%
Schwab Value Advantage Money Fund-Investor Shares                         1.18%
Schwab Value Advantage Money Fund - Institutional Shares                  1.39%
Schwab Government Cash Reserves                                           0.23%
Schwab Government Money Fund                                              0.76%
Schwab U.S. Treasury Money Fund                                           0.83%
Schwab Money Market Fund                                                  0.86%


A fund also may advertise its average annual total return and cumulative total return. Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates. Cumulative total return is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended December 31, 2002.

The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

An S&P A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a strong capacity to pay principal and interest is denoted by an SP-2 rating.

                                     PART C
                                OTHER INFORMATION
                       THE CHARLES SCHWAB FAMILY OF FUNDS

Item 23.      Financial Statements and Exhibits.

    (b)       Exhibits

    (a)       Articles of      Amended and Restated Agreement and Declaration of Trust, dated May 9,
              Incorporation    1995, is incorporated by reference to Exhibit (1), File No. 811-5954 of Post-Effective Amendment No. 33 to Registrant's Registration
                               Statement on Form N-1A, was electronically filed on February 14, 1998.

    (b)       By-laws          Amended and Restated By-Laws are incorporated by reference to Exhibit
                               (2), File No. 811-5954 of Post-Effective Amendment No. 23 to Registrant's
                               Registration Statement on Form N-1A, was electronically filed on March
                               29, 1996.

    (c)       Instruments       (i)      Article III, Sections 4 and 5; Article IV, Section 1; Article
              Defining                   V; Article VI, Section 2; Article VIII, Section 4; and
              Rights of                  Article IX, Sections 1, 4 and 7 of the Agreement and Declaration
              Shareholders               of Trust are incorporated by reference to Exhibit (1),
                                         File 811-5954 above.

                                (ii)     Article 9 and Article 11 of the By-Laws are incorporated by reference to Exhibit (2), File 811-5954 above.

    (d)       Investment        (i)      Investment Advisory and Administration Agreement between
              Advisory                   Registrant and Charles Schwab Investment Management,
              Contracts                  Inc. (the "Investment Adviser") with respect to Schwab Money
                                         Market Fund, Schwab Government Money Fund and Schwab
                                         Municipal Money Fund, dated April 30, 1999, is incorporated herein by reference to Exhibit (d) (i), File No.
                                         811-5954 of Post-Effective Amendment No. 37 to Registrant's
                                         Registration Statement on Form N-1A, was electronically
                                         filed on April 27, 1999.

                                (ii)     Schedule A to the Investment Advisory and Administration
                                         Agreement between Registrant and the Investment Adviser
                                         with respect to Schwab Money Market Fund, Schwab Government
                                         Money Fund and Schwab Municipal Money Fund is incorporated herein by reference to Exhibit 5(b), File No. 811-5954 of
                                         Post-Effective Amendment No. 27 to Registrant's Registration
                                         Statement of Form N-1A, was electronically filed on April 30,
                                         1997.

                                (iii)    Schedule B to the Investment Advisory and Administration
                                         Agreement between Registrant and the Investment Adviser
                                         with respect to Schwab Money Market Fund, Schwab Government
                                         Money Fund and Schwab Municipal Money Fund, is incorporated herein by reference to Exhibit 5(c), File No. 811-5954 of
                                         Post-Effective Amendment No. 27 to Registrant's Registration
                                         Statement on Form N-1A, was electronically filed on April 30,
                                         1997.

                                (iv)     Investment Advisory and Administration Agreement between
                                         Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (5)(d), File No.
                                         811-5954 of Post-Effective Amendment No. 27 to Registrant's
                                         Registration Statement on Form N-1A, was electronically filed on April 30, 1997.

                                (v)      Form of Schedule A to the Investment Advisory and
                                         Administration Agreement between Registrant and the Investment
                                         Adviser dated June 15, 1994, is incorporated herein by
                                         reference to Exhibit (d)(v), File No. 811-5954 of
                                         Post-Effective Amendment No. 50 to Registrant's Registration
                                         Statement on Form N-1A, was electronically filed on March 28,
                                         2003.

                                (vi)     Schedule B to the Investment Advisory and Administration
                                         Agreement between Registrant and the Investment Adviser, dated
                                         June 15, 1994, is incorporated herein by reference to Exhibit
                                         (d)(vi) to File No. 811-5954 of Post-Effective Amendment No.
                                         37 to Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on April 27, 1999.

                                (vii)    Schedule C to the Investment Advisory and Administration
                                         Agreement between Registrant and the Investment Adviser with respect to Schwab California Municipal Money Fund, Schwab U.S.
                                         Treasury Money Fund, Schwab Value Advantage Money Fund, Schwab
                                         Institutional Advantage Money Fund,(R)Schwab Retirement Money
                                         Fund,(R)and Schwab New York Municipal Money Fund, dated June
                                         15, 1994, is incorporated herein by reference to Exhibit
                                         (5)(g), File No. 811-5954 of Post-Effective Amendment No. 27
                                         to Registrant's Registration Statement of Form N-1A, was
                                         electronically filed on April 30, 1997.

                                (viii)   Form of Schedule D to the Investment Advisory and
                                         Administration Agreement between Registrant and the Investment
                                         Adviser dated June 15, 1994, is incorporated herein by
                                         reference to Exhibit (d)(viii) to File No. 811-5954 of
                                         Post-Effective Amendment No. 50 to Registrant's Registration
                                         Statement on Form N-1A, was electronically filed on March 28,
                                         2003.

    (e)       Underwriting      (i)      Distribution Agreement between Registrant and Charles Schwab &
              Contracts                  Co., Inc. ("Schwab"), dated June 15, 1994, is incorporated herein by reference to Exhibit (6)(a), File No. 811-5954 of
                                         Post-Effective Amendment No. 33 to Registrant's Registration
                                         Statement on Form N-1A, was electronically filed on February
                                         14, 1998.

                                (ii)     Form of Schedule A to the Distribution Agreement between
                                         Registrant and Schwab is incorporated herein by reference to
                                         Exhibit (e)(ii), File No. 811-5954 of Post-Effective Amendment
                                         No. 50 to Registrant's Registration Statement on Form N-1A,
                                         was electronically filed on March 28, 2003.

    (f)       Bonus or                   Inapplicable.
              Profit Sharing
              Contracts

    (g)       Custodian         (i)      Custodian Services Agreement between Registrant and PFPC Trust
              Agreements                 Company dated May 22, 2002, is incorporated herein by
                                         reference to Exhibit (g)(i), File No. 811-5954 of
                                         Post-Effective Amendment No. 46, to Registrant's Registration
                                         Statement on Form N-1A, was electronically filed on December
                                         15, 2002.

                                (ii)     Accounting Services Agreement between Registrant and PFPC Inc.
                                         dated May 22, 2002, is incorporated herein by reference to
                                         Exhibit (g)(ii), File No. 811-5954 of Post-Effective Amendment
                                         No. 46, to Registrant's Registration Statement on Form N-1A,
                                         was electronically filed on December 15, 2002.

                                (iii)    Foreign Custody Agreement between Registrant and Schwab dated
                                         May 22, 2002, is incorporated herein by reference to Exhibit
                                         (a)(iii), File No. 811-5954 of Post-Effective Amendment No.
                                         46, to Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on December 15, 2002.

                                (iv)     Amended and Restated Transfer Agency Agreement and Schedule B
                                         between Registrant and Schwab dated June 5, 1995, is
                                         incorporated herein by reference to Exhibit (8)(e), File No.
                                         811-5954 of Post-Effective Amendment No. 33 to Registrant's
                                         Registration Statement on Form N-1A, was electronically filed
                                         February 14, 1998.

                                (v)      Forms of Schedule A and Schedule C to the Amended and Restated
                                         Transfer Agency Agreement is incorporated herein by reference to Exhibit (g)(v), File No. 811-5954 of Post-Effective
                                         Amendment No. 50 to Registrant's Registration Statement on
                                         Form N-1A, was electronically filed on March 28, 2003.

                                (vi)     Shareholder Service Agreement between Registrant and Schwab, dated May 1, 1993, is incorporated herein by reference to
                                         Exhibit (8)(h), File No. 811-5954 of Post-Effective Amendment
                                         No. 33 to Registrant's Registration Statement on Form N-1A,
                                         was electronically filed on February 14, 1998.

                                (vii)    Schedule B to the Shareholder Service Agreement between
                                         Registrant and Schwab referred to at Exhibit (8)(h) above is incorporated herein by reference to Exhibit (8)(i), File No.
                                         811-5954 of Post-Effective Amendment No. 33 to Registrant's
                                         Registration Statement on Form N-1A, was electronically filed on February 14, 1998.

                                (viii)   Forms of Schedules A and C to the Shareholder Service
                                         Agreement is incorporated herein by reference to Exhibit
                                         (g)(viii), File No. 811-5954 of Post-Effective Amendment No.
                                         50 to Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on March 28, 2003.

    (h)       Other Material             Inapplicable.
              Contracts

    (i)       Legal Opinion              Filed herein as Exhibit (i), File No. 811-5954.

    (j)       Other Opinion              Auditors' consent filed herein as Exhibit (j), File No.
                                         811-5954.

    (k)       Omitted                    Inapplicable.
              Financial
              Statements

    (l)       Initial Capital   (i)      Purchase Agreement between Registrant and Schwab relating to
              Agreements                 the Schwab U.S. Treasury Money Fund is incorporated herein by reference to Exhibit (13)(a), File No. 811-5954 of
                                         Post-Effective Amendment No. 33 to Registrant's Registration
                                         Statement on Form N-1A, was electronically filed on February
                                         14, 1998.

                                (ii)     Purchase Agreement between Registrant and Schwab relating to the Schwab Value Advantage Money Fund is incorporated herein by reference to Exhibit (13)(b), File No. 811-5954 of
                                         Post-Effective Amendment No. 33 to Registrant's Registration
                                         Statement on Form N-1A, was electronically filed on February
                                         14, 1998.

                                (iii)    Purchase Agreement between Registrant and Schwab relating to the Schwab Retirement Money Fund(R) and the Schwab
                                         Institutional Advantage Money Fund(R) is incorporated herein by reference to Exhibit (13)(c), File No. 811-5954 of
                                         Post-Effective Amendment No. 33 to Registrant's Registration
                                         Statement on Form N-1A, was electronically filed on February
                                         14, 1998.

                                (iv)     Purchase Agreement between Registrant and Schwab relating to the Schwab New York Municipal Money Fund is incorporated
                                         herein by reference to Exhibit (13)(d), File No. 811-5954 of
                                         Post-Effective Amendment No. 33 to Registrant's Registration
                                         Statement on Form N-1A, was electronically filed on February
                                         14, 1998.

                                (v)      Purchase Agreement between Registrant and Schwab relating to the Schwab Municipal Money Fund-Value Advantage Shares is
                                         incorporated herein by reference to Exhibit (13)(e), File No.
                                         811-5954 of Post-Effective Amendment No. 33 to Registrant's
                                         Registration Statement on Form N-1A, was electronically filed on February 14, 1998.

                                (vi)     Purchase Agreement between Registrant and Schwab relating to the Schwab California Municipal Money Fund-Value Advantage
                                         Shares is incorporated herein by reference to Exhibit (13)(f),
                                         File No. 811-5954 of Post-Effective Amendment No. 33 to
                                         Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on February 14, 1998.

                                (vii)    Purchase Agreement between Registrant and Schwab relating to the Schwab New York Municipal Money Fund-Value Advantage
                                         Shares is incorporated herein by reference to Exhibit (13)(g),
                                         File No. 811-5954 to Post-Effective Amendment No. 33 to
                                         Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on February 14, 1998.

                                (viii)   Purchase Agreement between Registrant and Schwab relating to the Schwab Government Cash Reserves Fund is incorporated
                                         herein by reference to Exhibit (13)(h), File No. 811-5954 of
                                         Post-Effective Amendment No. 36 to Registrant's Registration
                                         Statement on Form N-1A, was electronically filed on April 30,
                                         1999.

                                (ix)     Purchase Agreement between Registrant and Schwab relating to the Schwab New Jersey Municipal Money Fund is incorporated herein by reference to Exhibit (13)(i), File No. 811-5954 of
                                         Post-Effective Amendment No. 33 to Registrant's Registration
                                         Statement on Form N-1A, was electronically filed on February
                                         14, 1998.

                                (x)      Purchase Agreement between Registrant and Schwab relating to the Schwab Pennsylvania Municipal Money Fund is incorporated herein by reference to Exhibit (13)(j), File No. 811-5954 of
                                         Post-Effective Amendment No. 33 to Registrant's Registration
                                         Statement on Form N-1A, was electronically filed on February
                                         14, 1998.

                                (xi)     Purchase Agreement between Registrant and Schwab relating to the Schwab Florida Municipal Money Fund is incorporated herein by reference to Exhibit (13)(k), File No. 811-5954 of
                                         Post-Effective Amendment No. 36 to Registrant's Registration
                                         Statement on Form N-1A, was electronically filed on April 30,
                                         1999.

                                (xii)    Purchase Agreement between Registrant and Schwab relating to the Schwab Value Advantage Money Fund - Institutional Shares
                                         is incorporated herein by reference to Exhibit (l)(xii), File
                                         No. 811-5954 of Post-Effective Amendment No. 46 to
                                         Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on November 15, 2002.

                                (xiii)   Purchase Agreement between Registrant and Schwab relating to the Schwab Value Advantage Money Fund - Select Shares(R) is
                                         incorporated herein by reference to Exhibit (l)(xiii), File
                                         No. 811-5954 of Post-Effective Amendment No. 49 to
                                         Registrant's Registration Statement on Form N-1A was
                                         electronically filed on February 24, 2003.

                                (xiv)    Form of Purchase Agreement between Registrant and Schwab
                                         relating to the Schwab Massachusetts Municipal Money Fund is incorporated herein by reference to Exhibit (l)(xiv), File No.
                                         811-5954 of Post-Effective Amendment No. 50 to Registrant's
                                         Registration Statement on Form N-1A, was electronically filed on March 28, 2003.

    (m)      Rule 12-b1 Plan             Inapplicable

    (n)      Financial Data              Inapplicable
              Schedules

    (o)      Rule 18f-3 Plan    (i)      Amended and Restated Multiple Class Plan and Schedule A is
                                         incorporated herein by reference to Exhibit (o)(i), File No.
                                         811-5954 of Post-Effective Amendment No. 49 to Registrant's
                                         Registration Statement on Form N-1A was electronically filed on February 24, 2003.

    (p)       Power of          (i)      Power of Attorney executed by Mariann Byerwalter, September 4,
              Attorney                   2002, is incorporated herein by reference to Exhibit (p)(i),
                                         File No. 811-5954 of Post-Effective Amendment No. 46, to
                                         Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on November 15, 2002.

                                (ii)     Power of Attorney executed by William A. Hasler, September 4,
                                         2002, is incorporated herein by reference to Exhibit (p)(ii),
                                         File No. 811-5954 of Post-Effective Amendment No. 46, to
                                         Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on November 15, 2002.

                                (iii)    Power of Attorney executed by Donald F. Dorward, September 4,
                                         2002, is incorporated herein by reference to Exhibit (p)(iii),
                                         File No. 811-5954 of Post-Effective Amendment No. 46, to
                                         Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on November 15, 2002.

                                (iv)     Power of Attorney executed by Robert G. Holmes, September 4,
                                         2002, is incorporated herein by reference to Exhibit (p)(iv),
                                         File No. 811-5954 of Post-Effective Amendment No. 46, to
                                         Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on November 15, 2002.

                                (v)      Power of Attorney executed by Donald R. Stephens, September 4,
                                         2002, is incorporated herein by reference to Exhibit (p)(v),
                                         File No. 811-5954 of Post-Effective Amendment No. 46, to
                                         Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on November 15, 2002.

                                (vi)     Power of Attorney executed by Michael W. Wilsey, September 4,
                                         2002, is incorporated herein by reference to Exhibit (p)(vi),
                                         File No. 811-5954 of Post-Effective Amendment No. 46, to
                                         Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on November 15, 2002.

                                (vii)    Power of Attorney executed by Gerald B. Smith, September 4,
                                         2002, is incorporated herein by reference to Exhibit (p)(vii),
                                         File No. 811-5954 of Post-Effective Amendment No. 46, to
                                         Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on November 15, 2002.

                                (viii)   Power of Attorney executed by Charles R. Schwab, September 4,
                                         2002, is incorporated herein by reference to Exhibit
                                         (p)(viii), File No. 811-5954 of Post-Effective Amendment No.
                                         46, to Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on November 15, 2002.

                                (ix)     Power of Attorney executed by John Coghlan, September 4, 2002, is incorporated herein by reference to Exhibit (p)(ix), File
                                         No. 811-5954 of Post-Effective Amendment No. 46, to
                                         Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on November 15, 2002.

                                (x)      Power of Attorney executed by Randall W. Merk, September 4,
                                         2002, is incorporated herein by reference to Exhibit (p)(x),
                                         File No. 811-5954 of Post-Effective Amendment No. 46, to
                                         Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on November 15, 2002.

                                (xi)     Power of Attorney executed by Jeffrey M. Lyons, September 4,
                                         2002, is incorporated herein by reference to Exhibit (p)(xi),
                                         File No. 811-5954 of Post-Effective Amendment No. 46, to
                                         Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on November 15, 2002.

                                (xii)    Power of Attorney executed by Tai-Chin Tung, September 4,
                                         2002, is incorporated herein by reference to Exhibit (p)(xii),
                                         File No. 811-5954 of Post-Effective Amendment No. 46, to
                                         Registrant's Registration Statement on Form N-1A, was
                                         electronically filed on November 15, 2002.

                                (xii)    Certificate of Assistant Secretary executed by Alice L.
                                         Schulman, September 20, 2001, is incorporated herein by
                                         reference to Exhibit (p) (xii) to File No. 811-5954 of
                                         Post-Effective Amendment No. 41 to Registrant's Registration
                                         Statement on Form N-1A, was electronically filed on November
                                         15, 2001.

Item 24.          Persons Controlled by or under Common Control with Registrant.

Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios each are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"); are advised by the Investment Manager; and employ Schwab as their principal underwriter, transfer agent and shareholder services agent. As a result, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios may be deemed to be under common control with Registrant.

Item 25.          Indemnification.

Article VIII of Registrant's Amended and Restated Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases Nos. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.          Business and Other Connections of Investment Manager

Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, and an investment adviser to certain non-investment company clients.

The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser
(CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below. In addition, the name and position of each director and/or senior or executive officer of the Registrant's principal underwriter Charles Schwab & Co. Inc. is listed below.

Name and Position
 with Registrant                              Name of Company                                  Capacity
--------------------------------------------------------------------------------------------------------------------
Charles R. Schwab,               Charles Schwab & Co., Inc.                        Chairman, Director
Chairman, Chief Executive
Officer and Trustee
                                 The Charles Schwab Corporation                    Chairman and Co-Chief Executive
                                                                                   Officer, Director

                                 Charles Schwab Investment Management, Inc.        Chairman, Director

                                 Schwab Holdings, Inc.                             Chief Executive Officer, Director

                                 Schwab International Holdings, Inc.               Chairman and Chief Executive
                                                                                   Officer

Name and Position
 with Registrant                              Name of Company                                  Capacity
--------------------------------------------------------------------------------------------------------------------
                                 Schwab (SIS) Holdings, Inc. I                     Chairman and Chief Executive
                                                                                   Officer

                                 Charles Schwab Holdings (UK)                      Chairman

                                 U.S. Trust Corporation                            Director

                                 United States Trust Company of New York           Director

                                 The Gap, Inc.                                     Director

                                 Siebel Systems                                    Director

                                 Xign, Inc.                                        Director

                                 Stanford University                               Trustee

                                 Audiobase, Inc.                                   Director until March 2002

                                 Vodaphone AirTouch PLC                            Director until May 2002

                                 The Charles Schwab Trust Company                  Director until July 2001

David S. Pottruck                Charles Schwab & Co., Inc.                        President and Chief Executive
                                                                                   Officer, Director

                                 The Charles Schwab Corporation                    President and Co-Chief Executive
                                                                                   Officer, Director

                                 U.S. Trust Corporation                            Director

                                 United States Trust Company of New York           Director

                                 Schwab (SIS) Holdings, Inc. I                     President and Chief Operating
                                                                                   Officer

                                 Schwab Holdings, Inc.                             President and Chief Operating
                                                                                   Officer, Director

                                 Schwab International Holdings, Inc.               President and Chief Operating
                                                                                   Officer

                                 Charles Schwab Investment Management, Inc.        Director until October 2001

Name and Position
 with Registrant                              Name of Company                                  Capacity
--------------------------------------------------------------------------------------------------------------------
John Philip Coghlan              Charles Schwab & Co., Inc.                        Vice Chairman and President -
Trustee                                                                            Retail. Prior to July 2002, Mr.
                                                                                   Coghlan was Vice Chairman and
                                                                                   Enterprise President - Retirement
                                                                                   Plan Services and Services for
                                                                                   Investment Managers.

                                 The Charles Schwab Corporation                    Vice Chairman and Executive Vice
                                                                                   President

                                 Charles Schwab Investment Management, Inc.        Director

                                 The Charles Schwab Trust Company                  President, Chief Executive
                                                                                   Officer and Director

                                 Schwab Retirement Technologies, Inc.              Chairman and Director
                                 (formerly TrustMark, Inc.)

                                 Schwab Retirement Plan Services, Inc.             Chairman and Director

                                 Performance Technologies, Inc.                    Director

                                 Charles Schwab Asset Management (Ireland)         Director until March 2002
                                 Ltd.

                                 Charles Schwab Worldwide Funds PLC                Director until March 2002

Willie C. Bogan                  The Charles Schwab Corporation                    Assistant Corporate Secretary

                                 Charles Schwab & Co., Inc.                        Vice President and Assistant
                                                                                   Corporate Secretary

                                 Charles Schwab Investment Management,             Assistant Corporate Secretary
                                 Inc.

                                 The Charles Schwab Trust Company                  Assistant Corporate Secretary
                                                                                   until February 2000

Jeffrey M. Lyons                 Charles Schwab & Co., Inc.                        Executive Vice President, Asset
Trustee                                                                            Management Products & Services.
                                                                                   Prior to September 2001, Mr.
                                                                                   Lyons was Executive Vice
                                                                                   President, Mutual Funds.

Name and Position
 with Registrant                              Name of Company                                  Capacity
--------------------------------------------------------------------------------------------------------------------
Randall W. Merk                  Charles Schwab & Co., Inc.                        Executive Vice President. Prior
President and Chief                                                                to September 2002, Mr. Merk was
Executive Officer                                                                  President and Chief Investment
                                                                                   Officer, American Century
                                                                                   Investment Management and
                                                                                   Director, American Century
                                                                                   Companies, Inc. (June 2001 to
                                                                                   August 2002); Chief Investment
                                                                                   Officer, Fixed Income, American
                                                                                   Century Companies, Inc. (January
                                                                                   1997 to June 2001).

                                 Charles Schwab Investment Management,    .        President and Chief Executive
                                 Inc.                                              Officer

Koji E. Felton,                  Charles Schwab Investment Management,             Senior Vice President, Chief
Secretary                        Inc.                                              Counsel and Assistant Corporate
                                                                                   Secretary

Christopher V. Dodds             Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Financial Officer

Carrie Dwyer                     Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Corporate Oversite and Corporate
                                                                                   Secretary

Lon Gorman                       Charles Schwab & Co., Inc.                        Vice Chairman and Enterprise
                                                                                   President - Capital Markets and
                                                                                   Trading

Daniel O. Leemon                 Charles Schwab & Co., Inc.                        Executive Vice President  -
                                                                                   Business Strategy

Dawn G. Lepore                   Charles Schwab & Co., Inc.                        Vice Chairman - Technology and
                                                                                   Administration

Frederick E. Matteson            Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Smaller Portfolio Investors &
                                                                                   Core Initiative

Mary McLeod                      Charles Schwab & Co., Inc.                        Executive Vice President - Human
                                                                                   Resources

John P. McGonigle                Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Mutual Funds

Name and Position
 with Registrant                               Name of Company                                 Capacity
--------------------------------------------------------------------------------------------------------------------
Geoffrey J. Penney               Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Information Officer

Gideon Sasson                    Charles Schwab & Co., Inc.                        Enterprise President - Brokerage
                                                                                   Operations

Maurisa Sommerfield              Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Schwab Operations

William Atwell                   Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Schwab Institutional and
                                                                                   International

Tai-Chin Tung,                   Charles Schwab Investment Management,             Senior Vice President and Chief
Treasurer and Principal          Inc.                                              Financial Officer
Financial Officer

                                 The Charles Schwab Trust Company                  Vice President

                                 Charles Schwab Asset Management (Ireland)         Director
                                 Limited

                                 Charles Schwab Worldwide Funds PLC                Director

Stephen B. Ward,                 Charles Schwab Investment Management, Inc.        Director, Senior Vice President
Senior Vice President and                                                          and Chief Investment Officer
Chief Investment Officer
                                 The Charles Schwab Trust Company                  Chief Investment Officer

Item 27.          Principal Underwriters.


                  (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab also acts as principal underwriter for the Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.


                  (b) See Item 26(b) for information on each director and/or senior or executive officer of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.


                  (c)      Not applicable.


Item 28.          Location of Accounts and Records.

All accounts, books and other documents required to be maintained pursuant to
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant (transfer agency and shareholder records); Registrant's investment adviser and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California, 94104; Registrant's Custodian, PFPC Trust Company, 8800 Tinicum Blvd., Third Floor, Philadelphia, PA 19153 (ledgers, receipts and brokerage orders); Registrant's fund accountants, PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809; or Morgan Lewis Bockius, counsel to Registrant, 1701 Market Street, Philadelphia, PA 19103 (minute books, bylaws and declaration of trust).

Item 29.          Management Services.

Not applicable.

Item 30.          Undertakings.

Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 51 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 21st day of April, 2003.

                                     CHARLES SCHWAB FAMILY OF FUNDS
                                     Registrant

                                     Charles R. Schwab*
                                     ------------------
                                     Charles R. Schwab, Chairman and Trustee

         Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 21st day of April, 2003.

Signature                             Title

Charles R. Schwab*                    Chairman and Trustee
-------------------
Charles R. Schwab

Randall W. Merk*                      President and Chief Executive Officer
----------------
Randall W. Merk

John Philip Coghlan*                  Trustee
--------------------
John Philip Coghlan

Jeff Lyons*                           Trustee
-----------
Jeff Lyons

Mariann Byerwalter*                   Trustee
--------------------
Mariann Byerwalter

Donald F. Dorward*                    Trustee
--------------------
Donald F. Dorward

William A. Hasler*                    Trustee
--------------------
William A. Hasler

Robert G. Holmes*                     Trustee
--------------------
Robert G. Holmes

Gerald B. Smith*                      Trustee
--------------------
Gerald B. Smith

Donald R. Stephens*                   Trustee
--------------------
Donald R. Stephens

Michael W. Wilsey*                    Trustee
--------------------
Michael W. Wilsey

Tai-Chin Tung*                        Treasurer and Principal Financial Officer
--------------------
Tai-Chin Tung

*By: /s/ Timothy W. Levin
     --------------------
     Timothy W. Levin, Attorney-in-Fact
     Pursuant to Power of Attorney

                                  EXHIBIT INDEX


EXH. NO.                DOCUMENT
--------                --------
 (i)                 Legal Opinion
 (j)                 Auditors' consent